REGISTRATION NOs. 2-89971

811-3990

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 28	☒
AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940	☐
AMENDMENT NO. 29	☒

NORTHWESTERN MUTUAL SERIES FUND, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

720 EAST WISCONSIN AVENUE

MILWAUKEE, WISCONSIN 53202

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(414) 271-1444

(REGISTRANT’S TELEPHONE NUMBER)

RANDY M. PAVLICK, SECRETARY

720 EAST WISCONSIN AVENUE

MILWAUKEE, WISCONSIN 53202

(NAME AND ADDRESS OF AGENT FOR SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

☐	IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)

☒	ON May 1, 2006 PURSUANT TO PARAGRAPH (b)

☐	60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)

☐	ON (DATE) PURSUANT TO PARAGRAPH (a)(1)

☐	75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)

☐	ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

☐	THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

NORTHWESTERN MUTUAL SERIES FUND, INC.

A Series Fund Offering Eighteen Portfolios

SMALL CAP GROWTH STOCK PORTFOLIO

T. ROWE PRICE SMALL CAP VALUE PORTFOLIO

AGGRESSIVE GROWTH STOCK PORTFOLIO

INTERNATIONAL GROWTH PORTFOLIO

FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO

ALLIANCEBERNSTEIN MID CAP VALUE PORTFOLIO

INDEX 400 STOCK PORTFOLIO

JANUS CAPITAL APPRECIATION PORTFOLIO

GROWTH STOCK PORTFOLIO

LARGE CAP CORE STOCK PORTFOLIO

CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO

T. ROWE PRICE EQUITY INCOME PORTFOLIO

INDEX 500 STOCK PORTFOLIO

ASSET ALLOCATION PORTFOLIO

BALANCED PORTFOLIO

HIGH YIELD BOND PORTFOLIO

SELECT BOND PORTFOLIO

MONEY MARKET PORTFOLIO

Shares of the Portfolios are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company. Variable annuity contracts or variable life insurance policies are described in the separate prospectuses for those products.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

May 1, 2006

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY

Northwestern Mutual Series Fund, Inc. (“Fund”) is composed of eighteen Portfolios which operate as separate mutual funds. This section gives you an overview of the investment objectives, principal investment strategies and risks and the performance for each of the Portfolios. More detailed information and a glossary of investment terms follows this summary.

Investment Objectives and Strategies

Small Cap Growth Stock Portfolio

Objective:    Long-term growth of capital.

Strategy:    Normally, investing at least 80% of net assets (plus any borrowings for investment purposes) in common stocks of United States (“U.S.”) companies with market capitalizations that do not exceed the maximum market capitalization of any security in the S&P SmallCap 600® Index. Securities are selected for their above-average growth potential giving consideration to factors such as, for example, company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics. The fund may also invest in the equity securities of micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment).

T. Rowe Price Small Cap Value Portfolio

Objective:    Long-term growth of capital.

Strategy:    Normally, investing at least 80% of net assets (plus any borrowings for investment purposes) in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the S&P SmallCap 600® Index. Equity securities of small companies are selected based on management’s belief that they are undervalued with good prospects for capital appreciation based on such measures as, for example, company book or asset values, earnings, cash flow and business franchises. The fund may also invest in the equity securities of micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment).

Aggressive Growth Stock Portfolio

Objective:    Long-term growth of capital.

Strategy:    Normally, investing at least 80% of net assets (plus any borrowings for investment purposes) primarily in stocks, and primarily in stocks of small and mid-sized companies selected for their above-average growth potential giving consideration to factors such as, for example, company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics

International Growth Portfolio

Objective:    Long-term growth of capital.

Strategy:    Normally, investing at least 80% of net assets (plus any borrowings for investment purposes) in the securities of issuers from countries outside the U.S. selected for their attractive growth potential based on management’s assessment of a combination of solid fundamentals, attractive valuation and positive technical evaluation.

Northwestern Mutual Series Fund, Inc. Prospectus

Franklin Templeton International Equity Portfolio

Objective:    Long-term growth of capital.

Strategy:    Normally, investing at least 80% of net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% of its net assets in securities of issuers from a minimum of three countries outside the U.S. that management believes are undervalued based on such measures as, for example, company book or asset values, earnings, cash flows and business franchises.

AllianceBernstein Mid Cap Value Portfolio

Objective:    Long-term growth of capital; current income is a secondary objective.

Strategy:    Normally, investing at least 80% of net assets (plus any borrowings for investment purposes) in the equity securities of companies with market capitalizations between $1 and $10 billion that are determined to be undervalued.

Index 400 Stock Portfolio

Objective:    Investment results that approximate the performance of the Standard & Poor’s Mid Cap 400 Index (“S&P MidCap 400® Index”).

Strategy:    Normally, investing at least 80% of net assets in common stocks included in the S&P MidCap 400® Index in proportion to their Index weightings to capture market performance of medium- sized companies using a computer program to determine which stocks should be purchased or sold.

Janus Capital Appreciation Portfolio

Objective:    Long-term growth of capital.

Strategy:    Investing in equity securities of companies of any market capitalization selected for their growth potential using a “bottom up” approach that involves considering companies one at a time. The Portfolio also may invest in special situations, meaning investments in securities of issuers that management believes will appreciate in value due to developments specific to the issuers.

Growth Stock Portfolio

Objective:    Long-term growth of capital.

Strategy:    Normally, investing primarily in the equity securities of well-established, medium and large capitalization companies that are selected for their above-average earnings growth potential, with an emphasis on high quality companies that have strong financial characteristics. Companies are identified using a “top down” approach that involves considering the economic outlook, identifying growth-oriented industries based on that outlook, and evaluating individual companies considering factors such as management, product outlook, global exposure, industry leadership position and financial characteristics.

Large Cap Core Stock Portfolio

Objective:    Long-term growth of capital and income.

Strategy:    Normally, investing at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies that may include both “growth” and “value” stocks, and may represent high quality companies across all market sectors. The Portfolio seeks gross income of at least 75% of the dividend yield of the S&P 500® Index. Because of the importance of current income and growth of income, dividend paying stocks are favored, but the Portfolio also may invest in non-dividend paying stocks.

Capital Guardian Domestic Equity Portfolio

Objective:    Long-term growth of capital and income.

Strategy:    Normally, investing at least 80% of net assets (plus any borrowings for investment purposes) in the equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts (ADRs) and other U.S. registered securities. The Portfolio focuses on companies with records of growing earnings selling at attractive prices relative to their market and peers. In selecting investments, the Portfolio stresses companies with below market price/earnings and price/book ratios and above market dividend yields. Generally, the companies in which the Portfolio invests will have a market value of $1 billion dollars or more.

T. Rowe Price Equity Income Portfolio

Objective:    Long-term growth of capital and income.

Strategy:    Normally, investing at least 80% of net assets (plus any borrowings for investment purposes) in common stocks, with 65% in the stocks of well-established companies paying above-average dividends. Typically a value approach in selecting investments is employed, meaning that companies are selected based on management’s belief that they are undervalued, but have good prospects for capital appreciation and dividend growth based on such measures as, for example, company book or asset values, earnings, cash flows and business franchises.

Index 500 Stock Portfolio

Objective:    Investment results that approximate the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”).

Strategy:    Normally, investing at least 80% in common stocks included in the S&P 500® Index in proportion to their Index weightings to capture broad market performance using a computer program to determine which stocks should be purchased or sold.

Asset Allocation Portfolio

Objective:    To realize as high a level of total return as is consistent with reasonable investment risk.

Northwestern Mutual Series Fund, Inc. Prospectus

Strategy:    Investing not more than 75% of net assets in either equity securities or debt securities with maturities greater than one year, and as much as 100% of net assets in cash or high quality short term debt securities, the Portfolio is actively managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets according to a benchmark of 45-75% equities; 20-50% debt and 0-20% cash or cash equivalents. Up to 50% of net assets may be invested in foreign stocks and up to 20% of net assets may be invested in non-investment grade obligations.

Balanced Portfolio

Objective:    To realize as high a level of total return as is consistent with prudent investment risk.

Strategy:    Investing in the stock, bond and money market sectors as described for the Index 500 Stock, Select Bond and Money Market Portfolios, management attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions, while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors. Management also may adjust the percentage of assets in each market sector in response to changing market and economic conditions.

High Yield Bond Portfolio

Objective:    To achieve high current income and capital appreciation.

Strategy:    Normally, investing at least 80% of net assets (plus any borrowings for investment purposes) in non-investment grade debt securities. The Portfolio invests in both domestic and foreign debt securities that are rated below investment grade by at least one major rating agency or, if unrated, determined by management to be of comparable quality. Securities are selected primarily based upon rigorous industry and credit analysis performed by management to identify companies that are believed to be attractively priced, or which have stable or improving fundamental financial characteristics, relative to the overall high yield market. High yield debt securities are often called “junk bonds.”

Select Bond Portfolio

Objective:    To realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital.

Strategy:    Normally, investing at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio invests in both domestic and foreign debt securities that are rated investment grade by at least one major rating agency or, if unrated, determined by management to be of comparable quality. Up to 20% of net assets may be invested in below investment grade securities. The Portfolio is actively managed to seek to take advantage of changes in interest rates, credit quality and maturity based on management’s outlook for the economy, the financial markets and other factors. This will increase portfolio turnover and may increase transaction costs and the realization of tax gains and losses.

Money Market Portfolio

Objective:    Maximum current income consistent with liquidity and stability of capital.

Strategy:    Investing in high quality, short term money market instruments that present minimal credit risks as determined by management. Management will seek to maximize returns by trading to take advantage of changing money market conditions and trends and what they believe are disparities in yield relationships between different money market instruments.

Principal Risks

All investments present some risk and loss of money is a risk of investing in each Portfolio. Each Portfolio presents different and varying amounts of risk depending on the types of securities in which it invests and the investment strategies it uses. There can be no assurance that a Portfolio will achieve its investment objective. There is also the risk that poor security selection by a Portfolio’s manager will cause the Portfolio to under-perform other mutual funds having similar objectives. None of the Portfolios should be relied upon as a complete investment program.

The following summarizes principal risks that apply most clearly to investments of those Portfolios identified by name, and also may be present in other Portfolios to the extent they invest in the manner described.

Risks for Stocks

Stock prices have historically outperformed other asset classes over the long term, but stock prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the stock market as a whole, or from political, regulatory or economic developments. Each of the Portfolios (except the Money Market Portfolio) has express authority to invest at least part of its assets in stocks. Investors in a Portfolio will incur some or all of the risks associated with stocks to the extent that its assets are so invested.

“Growth” Stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more appreciation potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market. “Growth” stocks also may provide minimal dividends, which might otherwise offset a decline in investment returns due to price depreciation. These risks are presented most clearly by all or a portion of the investments held by the Small Cap Growth Stock, Aggressive Growth Stock, International Growth, Index 400 Stock, Janus Capital Appreciation, Growth Stock, Large Cap Core Stock, Index 500 Stock, Asset Allocation and Balanced Portfolios.

Northwestern Mutual Series Fund, Inc. Prospectus

These risks may also affect the performance of the other Portfolios to the extent that they invest in “growth” stocks.

“Value” Stocks are selected because investors believe that they are undervalued in relation to their intrinsic values. The main risks of “value” stocks are that their prices may turn out to have been too high, or the market may not recognize their intrinsic values. The risks for value stocks are presented most clearly by all or a portion of the investments held by the T. Rowe Price Small Cap Value, Franklin Templeton International Equity, AllianceBernstein Mid Cap Value, Index 400 Stock, Large Cap Core Stock, Capital Guardian Domestic Equity, T. Rowe Price Equity Income, Index 500 Stock, and Balanced Portfolios.

Small and Mid Cap Stocks may involve greater risks than stocks of companies with larger capitalizations because smaller and mid-sized companies often have a more limited track record, have narrower markets for their products and services and more limited managerial and financial resources than larger, more established companies. Also, often small companies, and to a lesser degree mid-size companies, face greater risk of business failure. These stocks tend to be more thinly traded, their prices may be more volatile, and these stocks may react differently to issuer, political, market and economic developments than the market as a whole or stocks of companies with larger capitalizations. Typically these risks are present to a greater degree for small cap stocks than mid cap stocks. The risks for small and mid cap stocks are presented most clearly by all or a portion of the investments held by the Small Cap Growth Stock, T. Rowe Price Small Cap Value, Aggressive Growth Stock, AllianceBernstein Mid Cap Value and Asset Allocation Portfolios.

Micro Cap Stocks may involve greater risks because the prices of micro cap securities are generally even more volatile and their markets are even less liquid relative to both small cap and large cap securities. These types of risks are presented primarily for the Small Cap Growth Stock and T. Rowe Price Small Cap Value Portfolios.

Preferred Stocks often lack a fixed maturity or redemption date and are therefore more susceptible to price fluctuations when interest rates change. Preferred stocks also carry a greater risk of non-receipt of income because unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Claims on assets and earnings of an issuer by a preferred stockholder are subordinate to the claims of all creditors but senior to the claims of common stock holders in a liquidation or reorganization of an issuer under bankruptcy or similar laws.

Initial Public Offerings (“IPOs”) may present greater risks than other investments in stocks because the issuers have no track record as public companies. The impact of IPO investments may be substantial and positive for a relatively small Portfolio during periods when the IPO market is strong. IPOs may have less performance impact as a Portfolio’s assets grow. These considerations are most relevant in assessing the performance of all Portfolios that invest primarily in stock securities.

Diversification.    The Index 500 and Index 400 Stock Portfolios track indices that typically include a diverse collection of stocks. Each Portfolio’s target index could, however, become less diversified if the largest companies within the index significantly increase in value relative to other companies within the index. For this reason, the Index 500 and Index 400 Stock Portfolios are classified as “non-diversified.” A “non-diversified” Portfolio may be more susceptible to risks associated with investing a larger percentage of its assets in the securities of a smaller number of companies.

Risks for Debt Investments

Each of the Portfolios has express authority to invest all or part of its assets in debt investments. Investors in a Portfolio will incur some or all of the risks associated with debt investments to the extent that its assets are so invested.

Interest Rate Risk    Prices of debt investments generally rise and fall in response to changes in market interest rates. When interest rates rise, the prices of debt investments fall. This effect is greater for investments with longer term maturities or durations, and relatively minor for short-term cash instruments that are about to mature. Interest rate risk is presented most clearly by the operations of the High Yield Bond, Select Bond, Asset Allocation, Balanced and Money Market Portfolios.

Credit Risk    Prices of debt investments also reflect credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. An issuer’s failure to pay interest could reduce a Portfolio’s income. An issuer’s failure to make interest and principal payments also will affect the market value of its debt securities, which could adversely affect a Portfolio’s net asset value. Derivative instruments also involve credit risk in that they reflect the risk that a loss may be sustained as a result of the failure of the counterparty to make required payments or otherwise comply with the terms of the instrument. Credit swap agreements also involve the risk that a loss may be sustained if the creditworthiness of the company on which the swap is based is not correctly evaluated.

The credit rating assigned to a debt or derivative investment generally reflects the credit risk. High yield debt securities, also known as “junk bonds,” are more sensitive to economic changes, political changes and developments adverse to an issuer and therefore present more credit risk than investment grade investments.

Credit risk is presented most clearly by all or a portion of the investments held by the High Yield Bond, Select Bond, Asset Allocation and Balanced Portfolios. Credit risk also is presented by the Money Market Portfolio; although its investments are limited to high quality instruments.

Mortgage Risk    A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility.

Northwestern Mutual Series Fund, Inc. Prospectus

This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. Mortgage risk is presented most clearly by all or a portion of the investments held by the Select Bond, Asset Allocation and Balanced Portfolios.

High Yield Debt Securities    High yield debt securities, or non-investment grade securities, are generally those securities rated below investment grade by at least one nationally recognized statistical rating organization and unrated securities determined by a Portfolio’s investment adviser to be of comparable quality. These securities are also sometimes referred to as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers. However, they usually present greater risk of loss of income and principal than higher rated securities. The value of high yield/high risk debt securities are directly affected by the market perception of the creditworthiness of the securities’ issuers and will fluctuate inversely with changes in interest rates. Lower rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. For example, because investors generally perceive that there are greater risks associated with investing in medium or lower rated securities, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities. Moreover, in the lower quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market. The yield and price of medium to lower rated securities therefore may experience greater volatility than is the case with higher rated securities. The manager of a Portfolio seeks to reduce volatility through careful evaluation of credit risk and market risk and diversification of the Portfolio’s investments.

The secondary market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Portfolio could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated securities therefore may be less than the prices used in calculating a Portfolio’s Net Asset Value (“NAV”). In the absence of readily available market quotations, high yield/high risk securities will be valued in accordance with procedures established by the Portfolio’s Directors using a method that, in the good faith belief of the Directors, accurately reflects fair value. Valuing such securities in an illiquid market is a difficult task. Judgment plays a more significant role in valuing such securities than those securities for which more objective market data are available.

Special risks associated with high yield/high risk securities is presented primarily by all or a portion of the investments held by the High Yield Bond, Select Bond and Asset Allocation Portfolios.

U.S. Agency Securities    Unlike direct obligations of the U.S. government, securities that are issued by federal agencies and government sponsored entities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations and others are supported only by the credit of the sponsoring agency.

Money Market Portfolio    An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio.

Risks for International Securities

General    Foreign securities present the investment risks that are inherent in all investments in securities, as well as an array of special risks relating to political, market, economic and regulatory conditions in foreign countries discussed below that are not normally present when investing in comparable domestic securities. Portfolios that invest in overseas markets also are more vulnerable to market timers and arbitrageurs who may attempt to take advantage of time zone differences between foreign and U.S. markets. A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than a Portfolio that invests exclusively in securities of U.S. companies. To the extent a Portfolio invests a significant portion of its assets in a concentrated geographic area, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Political and Economic Risk    Foreign investments can be subject to greater political and economic risks, including political, economic and social instability. In some countries, there is the risk that the government may take over assets or operation of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities.

Regulatory Risk    In many countries there is less publicly available information about issuers than is available for

Northwestern Mutual Series Fund, Inc. Prospectus

companies in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S., and it may be more difficult to obtain or enforce judgments against foreign entities.

Foreign Market Risks    Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

Transaction Costs    Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In addition, other costs, such as taxes and custody costs, are generally higher than for domestic transactions.

Particular Risks for Developing Countries    In general, the risks noted above are heightened for developing countries. In addition, certain developing countries have experienced substantial, and in some cases, rapidly fluctuating rates of inflation for a number of years. Inflation has, and may continue to have a debilitating effect on the underlying economies of these countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.

Foreign Currency Risk    Portfolios that invest in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio. Additionally, restrictions on currency trading that are imposed by foreign countries may have an adverse affect on the value of the securities of companies that trade or operate in those countries.

The risks associated with foreign securities are presented most clearly by all or a portion of the investments held by the International Growth Stock, Franklin Templeton International Equity, Janus Capital Appreciation, Asset Allocation, Balanced, Select Bond and High Yield Bond Portfolios.

Securities Lending

A Portfolio may lend its securities to broker-dealers or other institutions to earn income. If a borrower of a Portfolio’s securities fails financially, the Portfolio’s recovery of the loaned securities may be delayed or the Portfolio may lose its rights to the collateral, which could result in a loss to the Portfolio. The risks of securities lending are presented most clearly by a portion of the portfolios of the Select Bond and Balanced Portfolios from time to time.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Portfolios segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities holdings. These risks are a consideration for all the Portfolios (except the Money Market Portfolio).

Risk for Derivatives (including Futures, Options and Interest Rate Swaps)

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying asset, interest rate or index and other non-derivative investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also may be more difficult to value, and changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested, and, in certain cases, also risks the possibility that the counterparty to the derivative transaction may not pay amounts due or otherwise default on its legal obligations. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial. These risks are a consideration for all the Portfolios. The magnitude of risk for a given Portfolio depends on, among other things, the reasons and the extent to which derivatives are used, management’s experience with the particular derivative strategy, the terms of the specific derivative instrument, and the identity and creditworthiness of the counterparty.

Northwestern Mutual Series Fund, Inc. Prospectus

Asset Allocation Risk

In addition to the risks involved with each kind of securities there is the risk that an investor will hold the wrong mix of securities at any point in time. This risk is especially important for the Asset Allocation Portfolio and the Balanced Portfolio, but it is a consideration for all of the Portfolios. It is possible that this could be the most important consideration for you as an individual investor.

Risks for All Securities

Liquidity Risk    The value of a security on a given date depends entirely on its market price. Investors necessarily rely on the integrity of the marketplace. There is no guarantee that the securities markets will function in an orderly manner. High yield securities, foreign securities and securities with small capitalizations may be more thinly traded than other securities, which normally causes them to be less liquid and more difficult for a Portfolio to buy, sell and price such securities.

Market Risk    The value of the securities in which a Portfolio invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Portfolio’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Portfolio’s exposure to risk of loss from adverse developments affecting those sectors.

Management Risk    The strategy used by the Portfolio’s adviser or sub-adviser may fail to produce the intended results.

Northwestern Mutual Series Fund, Inc. Prospectus

Performance

The following bar charts illustrate the risks of investing in the Portfolios by showing how the performance of each Portfolio (including predecessors) has varied from year to year. These charts do not reflect the charges and expenses for the variable annuity or variable life insurance separate account that invests in the Portfolios. Total returns would be lower if those charges and expenses were reflected. The tables to the right of the charts further illustrate the risks of investing in the Portfolios by showing how each Portfolio’s average annual returns for the periods shown compare with the returns of certain indexes that measure broad market performance. Returns are based on past results and are not an indication of future performance.

Small Cap Growth Stock Portfolio

Annual Total Returns

Best Quarter: 4th - 1999 45.40%    Worst Quarter: 3rd - 2001 –21.85%

Average Annual Total Return

1 Yr	5 Yrs	Since Inception*
Small Cap Growth Stock Portfolio
11.18%	6.65%	16.31%
S&P SmallCap 600® Index(a)
7.68%	10.76%	12.24%
Russell 2000® Index(b)
4.55%	8.22%	8.22%
Russell 2000® Growth Index(c)
4.15%	2.28%	2.27%
Lipper Variable Insurance Products (VIP) Small Cap Growth Funds Average(d)
7.50%	7.89%	—

*Commenced operations on April 30, 1999.

T. Rowe Price Small Cap Value Portfolio

Annual Total Returns

Best Quarter: 2nd - 2003 17.15%    Worst Quarter: 3rd - 2002 –17.71%

Average Annual Total Return

1 Yr	5 Yrs	Since Inception*
T. Rowe Price Small Cap Value Portfolio
7.21%	—	13.27%
S&P SmallCap 600® Index(a)
7.68%	—	11.16%
Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average(d)
5.36%	—	—

*Commenced operations on July 31, 2001.

Northwestern Mutual Series Fund, Inc. Prospectus

Aggressive Growth Stock Portfolio

Annual Total Returns

Best Quarter: 4th - 1999 33.86%    Worst Quarter: 3rd - 2001 –23.85%

Average Annual Total Return

1 Yr	5 Yrs	10 Yrs
Aggressive Growth Stock Portfolio
6.14%	–0.92%	7.71%
S&P MidCap 400® Index(e)
12.56%	8.60%	14.36%
Russell Mid-Cap® Growth Index(f)
12.10%	1.38%	9.27%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average(d)
10.61%	0.17%	8.49%

International Growth Portfolio

Annual Total Returns

Best Quarter: 2nd - 2003 18.77%    Worst Quarter: 3rd - 2002 –19.29%

Average Annual Total Return

1 Yr	5 Yrs	Since Inception*
International Growth Portfolio
18.00%	—	10.97%
Morgan Stanley Capital International EAFE (Europe-Australia-Far East) Index(g)
14.02%	—	9.85%
Lipper Variable Insurance Products (VIP) International Growth Funds Average(d)
15.36%	—	—

*Commenced operations on July 31, 2001.

Franklin Templeton International Equity Portfolio

Annual Total Return

Best Quarter: 2nd - 2003 22.09%    Worst Quarter: 3rd - 2002 –20.27%

Average Annual Total Return

1 Yr	5 Yrs	10 Yrs
Franklin Templeton International Equity Portfolio
11.52%	5.83%	8.71%
Morgan Stanley Capital International EAFE (Europe-Australia-Far East) Index(g)
14.02%	4.94%	6.18%
Lipper Variable Insurance Products (VIP) International Value Funds Average(d)
13.16%	6.24%	8.21%

Northwestern Mutual Series Fund, Inc. Prospectus

AllianceBernstein Mid Cap Value Portfolio

Annual Total Returns

Best Quarter: 4th - 2003 16.80%    Worst Quarter: 1st - 2005 –2.27%

Average Annual Total Return

1 Yr	5 Yrs	Since Inception*
AllianceBernstein Mid Cap Value Portfolio
5.46%	—	21.09%
Russell 2500 Index(h)
8.11%	—	24.22%
Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average(d)
8.53%	—	—

*Commenced operations on May 1, 2003.

Index 400 Stock Portfolio

Annual Total Returns

Best Quarter: 4th - 2001 18.11%    Worst Quarter: 3rd - 2001 –16.45%

Average Annual Total Return

1 Yr	5 Yrs	Since Inception*
Index 400 Stock Portfolio
12.37%	8.41%	10.79%
S&P MidCap 400® Index(e)
12.56%	8.60%	11.08%
Lipper Variable Insurance Products (VIP) Mid Cap Core Funds Average(d)
11.77%	9.10%	—

*Commenced operations on April 30, 1999.

Janus Capital Appreciation Portfolio

Annual Total Returns

Best Quarter: 4th - 2004 14.23%    Worst Quarter: 3rd - 2004 –0.63%

Average Annual Total Return

1 Yr	5 Yrs	Since Inception*
Janus Capital Appreciation Portfolio
17.00%	—	21.43%
S&P 500® Index(i)
4.91%	—	5.24%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average(d)
7.33%	—	—

*Commenced operations on May 1, 2003.

Northwestern Mutual Series Fund, Inc. Prospectus

Growth Stock Portfolio

Annual Total Returns

Best Quarter: 4th - 1998 22.20%    Worst Quarter: 3rd - 2001 –14.27%

Average Annual Total Return

1 Yr	5 Yrs	10 Yrs
Growth Stock Portfolio
7.71%	–1.48%	8.23%
S&P 500® Index(i)
4.91%	0.54%	9.07%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average(d)
5.77%	–0.36%	7.39%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average(d)
7.33%	–3.03%	7.43%

Large Cap Core Stock Portfolio

Annual Total Returns

Best Quarter: 4th - 1998 21.76%    Worst Quarter: 3rd - 2002 –18.44%

Average Annual Total Return

1 Yr	5 Yrs	10 Yrs
Large Cap Core Stock Portfolio
8.46%	–0.74%	6.35%
S&P 500® Index(i)
4.91%	0.54%	9.07%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average(d)
5.77%	–0.36%	7.39%

Capital Guardian Domestic Equity Portfolio

Annual Total Returns

Best Quarter: 4th - 2002 11.66%    Worst Quarter: 3rd - 2002 –21.31%

Average Annual Total Return

1 Yr	5 Yrs	Since Inception*
Capital Guardian Domestic Equity Portfolio
8.04%	—	6.25%
S&P 500® Index(i)
4.91%	—	2.43%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average(d)
6.27%	—	—

*Commenced operations on July 31, 2001.

Northwestern Mutual Series Fund, Inc. Prospectus

T. Rowe Price Equity Income Portfolio

Annual Total Returns

Best Quarter: 4th - 2003 12.91%    Worst Quarter: 1st - 2005 –0.67%

Average Annual Total Return

1 Yr	5 Yrs	Since Inception*
T. Rowe Price Equity Income Portfolio
4.19%	—	15.93%
S&P 500® Index(i)
4.91%	—	5.24%
Lipper Variable Insurance Products (VIP) Equity Income Funds Average(d)
6.09%	—	—

*Commenced operations on May 1, 2003.

Index 500 Stock Portfolio

Annual Total Returns

Best Quarter: 4th - 1998 21.45%    Worst Quarter: 3rd - 2002 –17.16%

Average Annual Total Return

1 Yr	5 Yrs	10 Yrs
Index 500 Stock Portfolio
4.72%	0.45%	9.03%
S&P 500® Index(i)
4.91%	0.54%	9.07%
Lipper Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average(d)
4.52%	0.16%	8.74%

Asset Allocation Portfolio

Annual Total Returns

Best Quarter: 2nd - 2003 10.26%    Worst Quarter: 3rd - 2002 –8.86%

Average Annual Total Return

1 Yr	5 Yrs.	Since Inception*
Asset Allocation Portfolio
6.99%	—	5.13%
S&P 500® Index(i)
4.91%	—	2.43%
Merrill Lynch Three Months T-Bill Index(j)
3.07%	—	1.97%
Citigroup U.S. Broad Investment Grade Bond Index(k)
2.57%	—	4.98%
Citigroup High Yield Cash Pay Index(l)
2.07%	—	8.88%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average(d)
4.88%	—	—

*Commenced operations on July 31, 2001.

Northwestern Mutual Series Fund, Inc. Prospectus

Balanced Portfolio

Annual Total Returns

Best Quarter: 4th - 1998 12.21%    Worst Quarter: 3rd - 2001 –6.88%

Average Annual Total Return

1 Yr	5 Yrs	10 Yrs
Balanced Portfolio
3.59%	3.38%	7.95%
S&P 500® Index(i)
4.91%	0.54%	9.07%
Merrill Lynch Three Months T-Bill Index(j)
3.07%	2.34%	3.85%
Citigroup U.S. Broad Investment Grade Bond Index(k)
2.57%	5.93%	6.19%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average(d)
4.88%	3.56%	8.05%

High Yield Bond Portfolio

Annual Total Returns

Best Quarter: 2nd - 2003 9.59%    Worst Quarter: 3rd - 1998 –10.69%

Average Annual Total Return

1 Yr	5 Yrs	10 Yrs
High Yield Bond Portfolio
1.39%	8.52%	6.89%
Citigroup High Yield Cash Pay Index(l)
2.07%	9.18%	6.95%
Lehman Brothers High Yield Intermediate Market Index(m)
2.60%	8.21%	6.15%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average(d)
2.56%	7.22%	5.82%

Select Bond Portfolio

Annual Total Returns

Best Quarter: 3rd - 2002 6.76%    Worst Quarter: 2nd - 2004 –3.16%

Average Annual Total Return

1 Yr	5 Yrs	10 Yrs
Select Bond Portfolio
2.22%	6.92%	6.32%
Citigroup U.S. Broad Investment Grade Bond Index(k)
2.57%	5.93%	6.19%
Lipper Variable Insurance Products (VIP) Corporate Debt Funds A Rated Average(d)
2.32%	5.59%	5.64%

Northwestern Mutual Series Fund, Inc. Prospectus

Money Market Portfolio

Annual Total Returns

Best Quarter: 4th - 2000 1.66%    Worst Quarter: 1st - 2004 0.28%

Average Annual Total Return

1 Yr	5 Yrs	10 Yrs
Money Market Portfolio
2.98%	2.24%	3.86%
Lipper Variable Insurance Products (VIP) Money Market Funds Average(d)
2.69%	1.86%	3.55%

Total returns reflect the effect of a management fee waiver in effect from December 2, 2002, through December 31, 2004, the date on which it ended. Absent the fee waiver, returns would have been less. For the seven-day period ended March 31, 2006, the Money Market Portfolio’s yield was 4.47% and was equivalent to a compound effective yield of 4.57%.

(a) The S&P SmallCap 600® Index is an unmanaged Index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor’s Corporation. As of December 31, 2005, the 600 companies in the composite had median market capitalization of $793.1 million and total market value of $564.3 billion, and the largest company in the Index had a market capitalization of $3.7 billion. The SmallCap 600® represents approximately 2.9% of the market value of Compustat’s database of over 9,443 equities.

(b) The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable US equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. Market capitalization of companies in the Index ranged from $386.9 billion to $182.6 million. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the Index had an approximate market capitalization of $1.8 billion.

(c) The Russell 2000® Growth Index measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. As of March 31, 2006, the average market capitalization of companies in the Index was $1.37 billion; the median market capitalization was $667 million; and the largest company in the Index had a market capitalization of $5.37 billion. The Fund is changing from the Russell 2000® Index to the Russell 2000® Growth Index because of the Russell 2000® Growth Index’s greater emphasis on small cap growth companies. This emphasis more closely aligns with the Fund’s investment objective and strategy.

(d) Each Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

(e) The S&P MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The index cannot be invested in directly and does not include sales charges. As of December 31, 2005, the 400 companies in the composite had median market capitalization of $2.6 billion, a total market value of $1.1 trillion, and the largest company in the Index had an approximate market capitalization of $14.6 billion. The MidCap 400® represents approximately 5.8% of the market value of Compustat’s database of about 9,400 equities.

(f) The Russell Midcap® Growth Index measures the performance of the Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. As of March 31, 2006, the average market capitalization of the Russell Midcap® Growth Index was approximately $8.28 billion; the median market capitalization was approximately $4.46 billion; and the largest company in the Index had an approximate market capitalization of $21.86 billion.

(g) The Morgan Stanley Capital International EAFE (“Europe-Australasia-Far East”) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of December 31, 2005, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The objective of the Index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The Index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks are included, taking into account liquidity concerns. The Index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

(h) The Russell 2500 Index represents approximately 16% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of companies in the Russell 2500 was approximately $1.1 billion; the median market capitalization was approximately $705.8 million. The largest company in the Index had an approximate market capitalization of $4.5 billion.

Northwestern Mutual Series Fund, Inc. Prospectus

(i) The S&P 500® Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2005, the 500 companies in the composite had a median market capitalization of $11.3 billion and a total market value of $11.5 trillion. The S&P 500® represents approximately 58.2% of the market value of Compustat’s database of about 9,400 equities. The index cannot be invested in directly and does not include sales charges.

(j) The Merrill Lynch Three Months T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 3-month auction, it is also possible for a seasoned 6-month or 1-Year Bill to be selected. The inception date of the index is December 31, 1997.

(k) The Citigroup U.S. Broad Investment Grade Bond Index is designed to track the performance of bonds issued in the U.S. Investment-grade bond market. The index is market-capitalization-weighted and includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade (BBB-/Baa3) issues with a maturity of one year or longer and a minimum amount outstanding of US $1 billion for Treasuries, and government-sponsored issues, US $5 billion for mortgages, US $1 billion per origination year generics for entry and US $2.5 billion per coupon and US $1 billion per origination year generics for exit. For credit, asset-backed issues, the entry and exits amounts are $250 million.

(l) The Citigroup High Yield Cash Pay Index captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (bond registered and Rule 144A) with maturities of at least one year, a minimum amount outstanding of US $100 million (subject to an entry criteria of $200 million per issue or $400 million per issuer), and a speculative-grade rating by both Moody’s Investor Service and Standard & Poor’s.

(m) The Lehman Brothers High Yield Intermediate Market Index is made up of dollar-denominated, nonconvertible, SEC publicly registered fixed rate noninvestment grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the index excludes pay-in-kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody’s Investor Service. If a Moody’s rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor’s, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

Northwestern Mutual Series Fund, Inc. Prospectus

Fees and Expenses of the Portfolios

The following tables describe the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolios.

	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Sales Charge (Load) Imposed on Reinvested Dividends	Maximum Deferred Sales Charge (Load)	Redemption Fees	Exchange Fees
All Portfolios	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that are deducted from assets of the Portfolios)

(% of net assets)

Fund operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2005, except as otherwise set forth in the notes to this table.

Portfolio	Investment Advisory Fees	Other Expenses	12b-1 Fees	Total Operating Expenses	Net Operating Expenses (Including Contractual Waivers, Limitations and Reimbursements)
Small Cap Growth Stock Portfolio	0.55%	0.01%	—	0.56%	0.56%
T. Rowe Price Small Cap Value Portfolio(a)	0.85%	0.02%	—	0.87%	0.87%
Aggressive Growth Stock Portfolio	0.52%	0.00%	—	0.52%	0.52%
International Growth Portfolio(b)	0.73%	0.22%	—	0.95%	0.95%
Franklin Templeton International Equity Portfolio	0.66%	0.05%	—	0.71%	0.71%
AllianceBernstein Mid Cap Value Portfolio(c)	0.85%	0.02%	—	0.87%	0.87%
Index 400 Stock Portfolio	0.25%	0.01%	—	0.26%	0.26%
Janus Capital Appreciation Portfolio(d)	0.80%	0.02%	—	0.82%	0.82%
Growth Stock Portfolio	0.42%	0.01%	—	0.43%	0.43%
Large Cap Core Stock Portfolio	0.43%	0.01%	—	0.44%	0.44%
Capital Guardian Domestic Equity Portfolio(e)	0.59%	0.01%	—	0.60%	0.60%
T. Rowe Price Equity Income Portfolio(f)	0.65%	0.03%	—	0.68%	0.68%
Index 500 Stock Portfolio	0.20%	0.00%	—	0.20%	0.20%
Asset Allocation Portfolio(g)	0.55%	0.06%	—	0.61%	0.61%
Balanced Portfolio	0.30%	0.00%	—	0.30%	0.30%
High Yield Bond Portfolio	0.46%	0.02%	—	0.48%	0.48%
Select Bond Portfolio	0.30%	0.00%	—	0.30%	0.30%
Money Market Portfolio	0.30%	0.00%	—	0.30%	0.30%

(a)	T. Rowe Price Small Cap Value Portfolio Northwestern Mutual Series Fund’s advisor, Mason Street Advisors, LLC (“MSA”), has contractually agreed to waive, at least until April 30, 2007, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio’s total operating expenses exceed 1.00% of the Fund’s average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis.
(b)	International Growth Portfolio MSA has contractually agreed to waive, at least until April 30, 2007, a portion of its 0.75% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio’s total operating expenses exceed 1.10% of the Fund’s average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.10% of the average daily net assets on an annual basis.
(c)	AllianceBernstein Mid Cap Value Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio’s total operating expenses exceed 1.00% of the Fund’s average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis.
(d)	Janus Capital Appreciation Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.80% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio’s total operating expenses exceed 0.90% of the Fund’s average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.90% of the average daily net assets on an annual basis.
(e)	Capital Guardian Domestic Equity Portfolio MSA has contractually agreed to waive, at least until April 30, 2007, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio’s total operating expenses exceed 0.75% of the Fund’s average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.
(f)	T. Rowe Price Equity Income Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio’s total operating expenses exceed 0.75% of the Fund’s average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.
(g)	Asset Allocation Portfolio MSA has contractually agreed to waive, at least until April 30, 2007, a portion of its 0.59% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio’s total operating expenses exceed 0.75% of the Fund’s average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.

Northwestern Mutual Series Fund, Inc. Prospectus

Example

This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

The example assumes an investment of $10,000 in a Portfolio for the time periods indicated and then all shares were redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and that operating expenses remain the same. This example reflects total (not net) operating expenses and does not reflect the charges and expenses for your variable annuity contract or variable life insurance policy. If it did, the costs shown would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock Portfolio	$57	$179	$313	$701
T. Rowe Price Small Cap Value Portfolio	$89	$278	$482	$1,073
Aggressive Growth Stock Portfolio	$53	$167	$291	$653
International Growth Portfolio	$97	$303	$525	$1,166
Franklin Templeton International Equity Portfolio	$73	$227	$395	$883
AllianceBernstein Mid Cap Value Portfolio	$89	$278	$482	$1,073
Index 400 Stock Portfolio	$27	$84	$146	$331
Janus Capital Appreciation Portfolio	$84	$262	$455	$1,014
Growth Stock Portfolio	$44	$138	$241	$542
Large Cap Core Stock Portfolio	$45	$141	$246	$555
Capital Guardian Domestic Equity Portfolio	$61	$192	$335	$750
T. Rowe Price Equity Income Portfolio	$69	$218	$379	$847
Index 500 Stock Portfolio	$20	$64	$113	$255
Asset Allocation Portfolio	$62	$195	$340	$762
Balanced Portfolio	$31	$97	$169	$381
High Yield Bond Portfolio	$49	$154	$269	$604
Select Bond Portfolio	$31	$97	$169	$381
Money Market Portfolio	$31	$97	$169	$381

Northwestern Mutual Series Fund, Inc. Prospectus

INVESTMENT OBJECTIVES AND STRATEGIES

The investment objective and any fundamental policies of a Portfolio may be changed only with shareholder approval. Other policies of a Portfolio may be changed without a vote of the shareholders. Changes in a policy that requires a Portfolio to invest at least 80% of net assets in a particular type of security or manner normally only may be changed upon 60 days’ prior notice to shareholders.

In investing its portfolio assets, the investment adviser (or sub-adviser) for each Portfolio will follow the general policies discussed below. To a lesser degree and subject to certain Portfolio specific limits discussed herein and in the Statement of Additional Information (“SAI”), the Portfolios may invest in other types of domestic and foreign securities, and use other investment strategies that are described in the Glossary and the SAI. Except for the Portfolio’s policies with respect to investments in illiquid securities and borrowing, the asset and security percentage limitations included in these policies and elsewhere in this Prospectus and the SAI Information apply at the time of purchase of a security and, unless otherwise stated, asset percentage limitations apply to a Portfolio’s net (not total) assets. Maximum percentage limitations shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Portfolio. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the redemption of Portfolio shares, the limit will not be deemed to be violated.

Small Cap Growth Stock Portfolio

The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in common stocks of U.S. companies with market capitalizations that do not exceed the maximum market capitalizations of any security in the S&P SmallCap 600® Index at the time of purchase. (See the footnotes to the performance table for details regarding the composition of the Index.) The Portfolio may also invest in the equity securities of micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment). The stock of small and micro capitalization companies may experience substantial price volatility.

The market cap of companies in the Portfolio and the Index will change over time due to market forces and periodic rebalancing of the Index. However, the Portfolio will not sell a stock just because the company has grown to a market capitalization of more than the largest company in the S&P SmallCap 600® Index and, on occasion, may purchase companies with a market capitalization of more than the largest company in the Index.

T. Rowe Price Small Cap Value Portfolio

The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the S&P SmallCap 600® Index at the time of purchase. (See the footnotes to the performance table for details regarding the composition of the Index.) The Portfolio may also invest in the equity securities of micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment). The stock of small and micro capitalization companies may experience substantial price volatility. The market cap of companies in the Portfolio and the Index will change over time due to market forces and periodic rebalancing of the Index. However, the Portfolio will not sell a stock just because the company has grown to a market capitalization of more than the largest company in the S&P SmallCap 600® Index and, on occasion, may purchase companies with a market capitalization of more than the largest company in the Index.

Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. The in-house research team at T. Rowe Price seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, management generally looks for some of the following:

•	Low price/earnings, price/book value, or price/cash flow ratios relative to various benchmarks, the company’s peers, or its own historic norm.

•	Low stock price relative to a company’s underlying asset values.

•	Stock ownership by management.

•	Above average dividend yield relative to a company’s peers or its own historic norm.

•	A plan to improve the business through restructuring.

•	A sound balance sheet and other positive financial characteristics.

•	Attractive operating margins, significant cash flow generation or prospect thereof.

In pursuing its investment objective, the Portfolio’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio’s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply or demand for the securities. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio’s objectives.

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Aggressive Growth Stock Portfolio

The investment objective of the Aggressive Growth Stock Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in stocks. The Portfolio invests primarily in the stocks of small and mid-sized companies selected for their above-average growth potential giving consideration to factors such as, for example, company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics. The stocks of small and mid-sized companies may experience substantial price volatility.

For purposes of the Portfolio’s investment strategy, small-sized and mid-sized companies are those with market capitalizations that do not exceed the maximum market capitalizations of any security in the S&P SmallCap 600® Index and the S&P MidCap 400® Index, respectively, at the time of purchase. (See the footnotes to the performance table for details regarding the composition of these Indexes.) The market capitalizations of companies in the Portfolio and the Indexes will change over time due to market forces and periodic rebalancing of the Indexes. However, the Portfolio will not sell a stock just because the company has grown to a market capitalization of more than the largest company in the Standard & Poor’s MidCap 400® Index and, on occasion, may purchase companies with a market capitalization of more than the largest company in the MidCap 400® Index.

International Growth Portfolio

The investment objective of the International Growth Portfolio is long-term growth of capital. Normally, the Portfolio will invest at least 80% of net assets (plus any borrowings for investment purposes) in the securities of issuers from countries outside the U.S. including (i) foreign securities denominated in a foreign currency and not publicly traded in the U.S. and (ii) U.S. currency denominated foreign securities, including depository receipts and depositary shares issued by U.S. banks (American Depository Receipts or ADR’s) and U.S. broker-dealers (American Depository Shares). Although the Portfolio intends to invest substantially all of its assets in issuers located outside the U.S., it may at times invest in U.S. issuers. The Portfolio’s investments in equity securities may include small, medium, and large capitalization issues.

The investments comprising the International Growth Portfolio will be chosen individually, reflecting the managers’ assessment of their attractiveness. Equities purchased will possess, in the manager’s judgment, a combination of solid fundamentals, attractive valuation, and positive technical evaluation. Companies judged to have a positive fundamental situation are likely to exhibit either a history of superior sales and profit growth or expectations of such growth, strong product/service positioning, experienced management, and solid or improving financial position. Prices are evaluated in reference to the company’s own expected growth, comparable companies within the same or similar industries, and/or companies with similar expected growth characteristics. Technical indicators would include such things as past price performance and anticipated supply and demand balance. Industry and country weights within the Portfolio, while monitored as a gauge of the Portfolio’s exposure to risk, are treated primarily as by-products of the stock selection process.

The International Growth Portfolio has an unlimited right to purchase securities of issuers in any foreign country, developed or underdeveloped. Investors should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

Franklin Templeton International Equity Portfolio

The investment objective of the Franklin Templeton International Equity Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities and at least 65% of net assets in securities of issuers from a minimum of three countries outside the U.S. Any income realized will be incidental.

The Portfolio’s investments in equity securities may include small, medium, and large capitalization issues. The strategy for the Portfolio will reflect a bottom-up, value-oriented and long-term investment philosophy. In choosing equity investments, the Portfolio’s manager will focus on the market price of a company’s securities in relation to the company’s long-term earnings (typically 5 years), asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

The Franklin Templeton International Equity Portfolio has an unlimited right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

AllianceBernstein Mid Cap Value Portfolio

The investment objective of the AllianceBernstein Mid Cap Value Portfolio is long-term capital growth. Current income is a secondary objective. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities with market capitalizations between $1.0 billion and $10 billion. The Portfolio invests primarily in a diversified portfolio of equity securities of mid-sized companies that are determined by AllianceBernstein to be undervalued using AllianceBernstein’s fundamental value approach. In selecting securities for the Portfolio, AllianceBernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Index 400 Stock Portfolio

The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the S&P MidCap 400® Stock Price Index

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(“S&P MidCap 400® Index”). The Portfolio invests in stocks included in the S&P MidCap 400® Index in proportion to their weighting in the index.

The S&P MidCap 400® Index is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. See the description of the Index 500 Stock Portfolio below. The S&P MidCap 400® does not include the very large issues that account for most of the weighting in the S&P 500® Index. Most of the companies in the S&P MidCap 400® Index have a market value in the range of $750 million to $5 billion. A few are smaller and a few are larger. The Index 400 Stock Portfolio will not be managed in the traditional sense using economic, financial and market analysis. A computer program will be used to determine which stocks are to be purchased or sold to achieve the Portfolio’s objective. The Portfolio will, to the extent feasible, remain fully invested and will normally hold at least 375 of the 400 issues that comprise the S&P MidCap 400® Index.

The Index 400 Stock Portfolio’s ability to match the performance of the S&P MidCap 400® Index will be affected to some extent by the size and timing of cash flows into and out of the Index 400 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.

To track its target index as closely as possible, the Portfolio attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Portfolio may invest in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. A portion of the Portfolio’s assets may at times be invested in cash or high quality short term debt securities.

Janus Capital Appreciation Portfolio

The investment objective of the Janus Capital Appreciation Portfolio is long-term growth of capital. The Portfolio invests primarily in the equity securities of companies selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well established companies to smaller, emerging growth companies.

The manager of the Portfolio applies a “bottom up” approach in choosing investments. That is, the manager looks at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with the Portfolio’s investment policies.

The Portfolio may also invest in special situations. A special situation arises when, in the opinion of the manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio’s performance could suffer if the anticipated development in a “special situation” investment does not occur or does not attract the expected attention.

Growth Stock Portfolio

The investment objective of the Growth Stock Portfolio is long-term growth of capital. The Portfolio invests primarily in the equity securities of well-established, medium and large capitalization companies that are selected for their above-average earnings growth potential, with an emphasis on high quality companies that have strong financial characteristics. Current income is secondary. For this purpose, medium capitalization companies are those with a market capitalization higher than the median (i.e., 50th percentile) company in the S&P MidCap 400® Index, and large capitalization companies are those with a market capitalization above the largest stock in the bottom quartile of the S&P 500® Index. As of March 31, 2006, the median company in the S&P MidCap 400® Index had a market capitalization of $2.63 billion. The market capitalizations of companies in the Portfolio and the Indexes will change over time.

The investment process is initiated with a fundamental economic outlook. Further study of economic sectors leads to the identification of growth-oriented industries, and to detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, product outlook, global exposure, industry leadership position, and financial characteristics are important variables used in the analysis.

The Portfolio seeks to reduce overall risk by diversifying its assets in an appropriate manner. This diversification will span economic sectors, industry groups, and companies.

Large Cap Core Stock Portfolio

The investment objective of the Large Cap Core Stock Portfolio is long-term growth of capital and income. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies that may include both “growth” and “value” stocks, and may represent high quality companies across all market sectors. The Portfolio seeks gross income of at least 75% of the dividend yield of the S&P 500® Index. However, this income level is merely a guideline, and there can be no certainty that this income level will be achieved. Because of the importance of current income and growth of income, dividend paying stocks are favored, but the Portfolio also may invest in non-dividend paying stocks.

In selecting investments, management looks for characteristics such as strong management teams, solid balance sheets, consistent earnings growth and leading market shares in their industries. The Portfolio may be broadly diversified, potentially reflecting all sectors of the S&P 500® Index. Economic outlook determines the relative attractiveness of market sectors and sector weights may differ from those in the S&P 500® Index, reflecting the economic outlook.

For this purpose, large capitalization equity investments are those whose market capitalizations are above the largest stock

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in the bottom quartile of the S&P 500® Index ($8.8 billion as of December 31, 2005.) The market cap of companies in the Portfolio and the Index will change over time due to market forces and the periodic rebalancing of the Index. However, the Portfolio will not sell a stock just because the company has fallen to a market capitalization below that of the largest stock in the bottom quartile of the S&P 500® Index and, on occasion, may purchase small and medium capitalization companies with a market capitalization below that of the largest stock in the bottom quartile of that index.

Capital Guardian Domestic Equity Portfolio

The investment objective of the Capital Guardian Domestic Equity Portfolio is long-term growth of capital and income. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts (ADRs) and other U.S. registered securities. The Portfolio focuses on companies with records of growing earnings selling at attractive prices relative to their market and peers. In selecting investments, the Portfolio stresses companies with below market price/earnings and price/book ratios and above market dividend yields. Generally, the companies in which the Portfolio invests will have a market value of $1 billion dollars or more.

In selecting securities for purchase or sale by the Portfolio, management generally attempts to keep Portfolio assets invested in securities that exhibit one or more value characteristics relative to the market norms reflected in the

S&P 500® Index. These value characteristics include below market price to earnings ratios, below market price to book ratios, and dividend yields that are equal to or above the market norms.

Based on the research carried out by the sub-adviser’s analysts, management looks across industry sectors in selecting stocks for the Portfolio. With a long-term perspective, management looks for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with its bottom-up philosophy, the weighting for any given sector reflects the sub-adviser’s assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

T. Rowe Price Equity Income Portfolio

The investment objective of the T. Rowe Price Equity Income Portfolio is long-term growth of capital and income. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in common stocks, with 65% in the stocks of well-established companies paying above-average dividends.

The Portfolio will typically employ a value approach in selecting investments. The sub-adviser’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. In selecting investments, management generally looks for companies with the following:

•	An established operating history.

•	Above-average dividend yield relative to the S&P 500®.

•	Low price/earnings ratio relative to the S&P 500®.

•	A sound balance sheet and other positive financial characteristics.

•	Low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises.

Management has the discretion to purchase some securities that do not meet the Portfolio’s normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply or demand for the securities. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options in keeping with the Portfolio’s objectives.

Index 500 Stock Portfolio

The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”). The Portfolio invests in stocks included in the S&P 500® Index in proportion to their weighting in the index.

The S&P 500® Index is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. Most of the companies in the S&P 500® Index have a market capitalization in the range of $0.7 billion to $370.3 billion. The Index 500 Stock Portfolio is not managed in the traditional sense using economic, financial and market analysis. A computer program will be used to determine which stocks are to be purchased or sold to achieve the Portfolio’s objective. The Portfolio will, to the extent feasible, remain fully invested and will normally hold at least 450 of the 500 issues that comprise the S&P 500® Index.

The Index 500 Stock Portfolio’s ability to match the performance of the S&P 500® Index will be affected to some extent by the size and timing of cash flows into and out of the Index 500 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.

To track its target index as closely as possible, the Portfolio attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Portfolio may invest in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. A portion of the Portfolio’s assets may at times be invested in cash or high quality short term debt securities.

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Asset Allocation Portfolio

The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk. The Portfolio invests not more than 75% of net assets in either equity securities or debt securities with maturities greater than one year, and as much as 100% of net assets in cash or high quality short term debt securities. Under normal market conditions, the Portfolio uses a flexible policy for allocating its assets according to a benchmark of 45-75% equities, 25-35% debt and 0-20% cash or cash equivalents.

The Portfolio is actively managed by maintaining a balance over time between investment opportunities and their associated potential risks. In response to changing market and economic conditions, management may reallocate the Portfolio’s assets among these asset categories. Those allocations normally will be within the ranges indicated above. However, in pursuit of total return, management may under-allocate or over-allocate the Portfolio’s assets in a particular category.

The equity portion of the Portfolio may be invested in any of the types of securities eligible for the other Portfolios that invest in equities. The debt portion of the Portfolio may be invested in any of the types of securities eligible for the Select Bond Portfolio or the High Yield Bond Portfolio, although debt securities purchased by the Portfolio will be primarily investment-grade debt obligations. The cash equivalent portion of the Portfolio may include, but is not limited to, debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper, banker’s acceptances, certificates of deposit and time deposits. The Portfolio may invest in obligations of domestic and foreign banks and their subsidiaries and branches.

Within the asset-allocation categories described above, the adviser will allocate the Portfolio’s investments among countries (including developing countries), geographic regions and currencies in response to changing market and economic trends. In making geographical allocations of investments, the adviser will consider such factors as the historical and prospective relationships among currencies and governmental policies that influence currency-exchange rates, current and anticipated interest rates, inflation levels and business conditions within various countries, as well as other macroeconomic, social and political factors.

No minimum percentage has been established for any investment category. However, the Portfolio may not invest more than 50% of net assets in foreign securities (including both direct investments and depositary receipts) and not more than 20% in non-investment grade debt securities (often called “junk bonds”). Normally, the Fund’s investments in foreign securities will be in the range of 0-30% of net assets. Foreign investments and non-investment grade debt involve special risks discussed under the section “Principal Risks.”

The Asset Allocation Portfolio may engage in active trading of portfolio securities. This increases the portfolio turnover rate and may increase transaction costs.

The Portfolio is designed for investors who want their investment allocated across major asset classes in pursuit of potentially high total return, but it is not designed for investors who wish to have a consistent level of income.

Balanced Portfolio

The investment objective of the Balanced Portfolio is to realize as high a level of total return as is consistent with prudent investment risk. Total return consists of current income, including dividends, interest and discount accruals, and capital appreciation.

The assets of the Portfolio are primarily invested in the following three market sectors:

1.	Common stock and other equity securities including the securities in which the Index 500 Stock Portfolio invests.

2.	Bonds and other debt securities with maturities generally exceeding one year including the securities in which the Select Bond Portfolio invests. Up to 20% of the portion of the Portfolio’s net assets invested in debt securities may be invested in non-investment grade debt securities which involve special investment risks discussed under the section “Principal Risks.”

3.	Money market instruments and other debt securities with maturities generally not exceeding one year including the securities in which the Money Market Portfolio invests.

Adjusting the mix of investments among the three market sectors, the manager attempts to capitalize on variation in return potential produced by the interaction of changing financial markets and economic conditions, while maintaining a balance over time between investment opportunities and their associated potential risks. Management also may adjust the percentage of assets in each market sector in response to changing market and economic conditions. Asset allocation decisions are based on fundamental analysis rather than short-term market timing considerations.

The Portfolio normally has some portion of its assets invested in each of the three asset categories. However, up to 100% of the Balanced Portfolio’s assets may be invested in money market instruments. Not more than 75% of the Balanced Portfolio’s assets may be invested in either the stock sector or the bond sector. No minimum percentage has been established for any of the sectors. The Balanced Portfolio’s investment objective is supplemented by investment objectives and policies for the stock, bond and money market sectors. These are presently substantially identical to those which have been established for the Index 500 Stock, Select Bond and Money Market Portfolios.

High Yield Bond Portfolio

The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in non-investment grade debt securities. Non-investment grade securities are securities rated below investment grade by at least one Nationally

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Recognized Statistical Rating Organization (“NRSRO”) (e.g., BB+ or lower by Standard & Poor’s or Ba1 or lower by Moody’s), or, if unrated, determined by the Portfolio’s adviser to be of comparable quality. A description of NRSRO ratings is included in the SAI.

The Portfolio may invest up to 30% of net assets in foreign securities, consistent with its investment objective, including (i) foreign securities denominated in a foreign currency and not publicly traded in the U.S. and (ii) U. S. currency denominated foreign securities, including depository receipts and depositary shares issued by U.S. banks (American Depository Receipts or ADR’s) and U.S. broker-dealers (American Depository Shares). Foreign investments involve special risks, which are discussed under the section “Principal Risks.”

The securities in which the High Yield Bond Portfolio primarily invests are considered speculative and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers. High yield debt securities usually present greater risk of loss of income and principal than higher rated securities. Investors in these securities should carefully consider these risks and should understand that high yield debt securities are not appropriate for short-term investment purposes. See “Principal Risks” for a discussion of the special risks presented by high-yield debt securities.

The primary investment strategy of the High Yield Bond Portfolio is to invest in industries or individual companies that are attractively priced or which have stable or improving fundamental financial characteristics relative to the overall high yield market. The success of this strategy depends on the manager’s analytical and portfolio management skills. These skills are more important in the selection of high yield/high risk securities than would be the case with a portfolio of high quality bonds. In selecting securities for the High Yield Bond Portfolio the manager will consider the ratings assigned by the major rating agencies, but primary reliance will be placed on the manager’s evaluation of credit and market risk in relationship to the expected rate of return.

Select Bond Portfolio

The primary investment objective of the Select Bond Portfolio is to provide as high a level of total return as is consistent with prudent investment risk. Total return consists of current income, including interest and discount accruals, and capital appreciation. A secondary objective is to seek preservation of shareholders’ capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding one year. Investment grade securities are securities rated investment grade by at least one NRSRO (e.g., BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s), or, if unrated, determined by the Portfolio’s adviser to be of comparable quality. A description of NRSRO ratings is included in the SAI. The Portfolio may invest up to 20% of net assets in non-investment grade, high yield/high-risk bonds. Also, the Portfolio may invest up to 30% of net assets in foreign securities, consistent with its investment objective, including (i) foreign securities denominated in a foreign currency and not publicly traded in the U.S. and (ii) U. S. currency denominated foreign securities, including depository receipts and depositary shares issued by U.S. banks (American Depository Receipts or ADR’s) and U.S. broker-dealers (American Depository Shares). Foreign investments involve special risks, which are discussed under the section “Principal Risks.”

In selecting securities for the Portfolio, the adviser develops an outlook for interest rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio’s assets committed to investments in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the adviser’s outlook for the economy, the financial markets and other factors.

Money Market Portfolio

The investment objective of the Money Market Portfolio is to realize maximum current income to the extent consistent with liquidity and stability of capital. The Portfolio invests only in high-quality, short term money market instruments that present minimal credit risks, as determined by management.

The Portfolio seeks to achieve its investment objective by investing at least 95% of total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 5% of total assets in money market securities that are in the second-highest rating category for short-term obligations. The Portfolio may invest only in U.S. dollar denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days. The Portfolio attempts to maintain a stable NAV of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Portfolio primarily invests in the following types of securities: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; commercial paper; and repurchase agreements. The Portfolio may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The Portfolio’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

The Money Market Portfolio attempts to maximize its return by trading to take advantage of changing money market conditions and trends. The Money Market Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio’s yield depending upon management’s ability to correctly time and execute such transactions.

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Because the Money Market Portfolio intends to purchase only securities that mature in 397 days or fewer from the date of purchase, the level of purchases will be relatively high. However, as transaction costs on Money Market Portfolio investments are generally not substantial, the high level of purchases is not expected to adversely affect the Portfolio’s NAV or net income.

The Portfolio’s yield will vary as its short-term securities holdings mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Portfolio’s yield may be eroded by inflation. Although the Portfolio invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer’s actual or perceived creditworthiness or an issuer’s ability to meet its obligations.

More About Investment Strategies

Market Capitalizations    The average market capitalization of a particular index, the companies that compose the index and the individual sizes of those companies may change over time. For a Portfolio that pursues an investment strategy that involves investments in companies within a range of market capitalizations or in companies the capitalizations of which do not exceed the maximum capitalization of a particular index, market capitalization is generally based on a company’s current market capitalization or its market capitalization at the time of the Portfolio’s investment. Companies whose capitalization no longer meets the market capitalization as defined by a Portfolio’s strategy after the Portfolio’s investment, are considered to continue to meet the definition for purposes of any maximum percentage limitation applicable to the Portfolio’s investments that is defined in terms of capitalization.

Equity Portfolios: Investments in General (all Equity Portfolios other than the Index 400 Stock and Index 500 Stock Portfolios)    The equity portion of each Equity Portfolio may include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. To a lesser degree, each Equity Portfolio may invest in other types of securities and use other investment strategies that may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (up to 20% of the portion of a Portfolio’s net assets that may be invested in debt securities for each of the Asset Allocation and Balanced Portfolios and up to 10% of net assets for each of the other Portfolios), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio’s net assets may be invested in “naked” short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis, and (vii) pass-through securities (including mortgage- and asset-backed securities). Non-investment grade securities involve special risks discussed under the section “Principal Risks.” The Capital Guardian Domestic Equity Portfolio has no current intent to invest as described in items (i) through (v) above.

Foreign Investments (all Equity Portfolios except the International Growth, Franklin Templeton International Equity, Index 400 Stock, Index 500 Stock, and Asset Allocation Portfolios)    Although each Equity Portfolio’s equity investments consist primarily of securities of U.S. issuers, the Portfolio may invest up to 20% of its net assets in the equity securities of issuers from countries outside the U.S., including (i) foreign securities denominated in a foreign currency and not publicly traded in the U.S. and (ii) U. S. currency denominated foreign securities, including depository receipts and depositary shares issued by U.S. banks (American Depository Receipts or ADR’s) and U.S. broker-dealers (American Depository Shares). A Portfolio’s foreign investments may include securities of issuers in countries with emerging markets or economies. Foreign investments involve special risks discussed under the section “Principal Risks.”

High Yield Bond, Select Bond, Asset Allocation and Balanced Portfolios: Investments in General    Each of the High Yield Bond and Select Portfolios and the portion of the Asset Allocation and Balanced Portfolios that are invested in debt securities may invest in all types of debt investments, including:

•	corporate debt securities, including convertible securities;

•	government securities, including debt securities issued by state and local governments and their agencies, subdivisions, authorities and other government sponsored enterprises;

•	obligations of international agencies or supernational entities;

•	pass-through securities (including mortgage- and asset-backed securities);

•	loan participations and assignments; dollar roll transactions;

•	indexed/structured securities (including hybrid securities, event linked bonds and trust certificates);

•	money market instruments, such as commercial paper, time deposits, bankers’ acceptances, repurchase agreements and reverse repurchase agreements;

•	derivative instruments, such as options, futures, forwards, swap agreements and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the securities markets pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return;

•	zero coupon, pay-in-kind, step, strip, or tender option bonds; and

•	Rule 144A securities.

To a lesser degree, each Portfolio may invest in other types of domestic and foreign securities and use other investment strategies, that may include (i) common and preferred stocks,

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(ii) warrants, (iii) exchange traded funds, short sales (no more than 5% of the Portfolio’s assets may be invested in “naked” short sales), (iv) securities purchased on a when issued, delayed delivery, or forward commitment basis, and (v) unit offerings.

Foreign securities and non-investment grade bonds involve special risks discussed in the section “Principal Risks.”

Illiquid Investments (all Portfolios)    Each Portfolio (except the Money Market Portfolio) may invest up to 15% of net assets (10% for the Money Market Portfolio) in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Directors, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

Securities Lending (all Portfolios)    For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see the SAI for further details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Portfolio may pay lending fees to a party arranging the loan. The Capital Guardian Domestic Equity Portfolio has no current intent to engage in securities lending.

Sales of Securities; Cash Reserves; Investments for Temporary or Defensive Measures (all Portfolios other than the Index 400 Stock and Index 500 Stock Portfolios)    Each Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities. A certain portion of Portfolio assets may be held in cash or money market reserves. For the T. Rowe Price Small Cap Value and Equity Income Portfolios, reserve positions are expected to consist primarily of shares of one or more T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may be held by any Portfolio. Additionally, each Portfolio may, for temporary, defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities, including money market reserves. To the extent that the Portfolio’s assets are invested in such instruments, the Portfolio may not be achieving its investment objective.

Information on Standard & Poor’s®    “Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

MANAGEMENT OF THE FUND

The business affairs and property of the Fund are managed under the direction of its Board of Directors, who select its investment adviser and, together with the Fund’s investment adviser, the sub-advisers. Although the adviser’s and sub-advisers’ investment management activities are subject to the Board’s oversight, the Board does not evaluate the merits of their individual security selections.

The Fund’s investment adviser is Mason Street Advisors, LLC (“MSA”), a wholly-owned company of Northwestern Mutual. MSA’s address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. MSA and its predecessor, Northwestern Mutual Investment Services, LLC, have served as investment adviser to each of the mutual funds sponsored by Northwestern Mutual, subject to the supervision and control of the boards of directors of the funds, since their incorporation. MSA provides investment advice and recommendations regarding the purchase and sale of securities for the Fund’s Portfolios.

Each of the following sub-advisers has been retained by MSA and the Fund pursuant to an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of a Portfolio, subject to the general control of the Board of Directors of the Fund:

Templeton Investment Counsel, LLC (“Templeton”), 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394, a wholly-owned indirect subsidiary of Franklin Resources, Inc., is the sub-adviser for the Franklin Templeton International Equity Portfolio.

Capital Guardian Trust Company (“Capital Guardian”), 333 South Hope Street, Los Angeles, California 90071, a wholly-owned indirect subsidiary of The Capital Group Companies, Inc., is the sub-adviser for the Capital Guardian Domestic Equity Portfolio.

T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 (“T. Rowe Price”), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company, is the sub-adviser for the T. Rowe Price Small Cap Value Portfolio and the T. Rowe Price Equity Income Portfolio.

Janus Capital Management LLC (“Janus Capital”), 151 Detroit Street, Denver, Colorado 80206, a direct subsidiary of Janus Capital Group Inc., is the sub-adviser for the Janus Capital Appreciation Portfolio.

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105, is the sub-adviser for the AllianceBernstein Mid Cap Value Portfolio.

Northwestern Mutual Series Fund, Inc. Prospectus

Portfolio Managers

Mason Street Advisors, LLC

The managers of the Portfolios for which MSA provides investment advice are identified below.

The Asset Allocation Portfolio is managed by a team of five portfolio managers who make consensus investment decisions with respect to the allocation of the Portfolio’s assets across asset categories, but who are each individually responsible for decisions with respect to the purchase and sale of securities for the portion of the Portfolio assigned to him or her.

Patricia L. Van Kampen, Chartered Financial Analyst, is a Managing Director of MSA, and joined Northwestern Mutual in 1974. She holds a B.A. degree from St. Norbert College and an M.B.A. from Marquette University. Ms. Van Kampen is responsible for all common stock investments of Northwestern Mutual, and for the equity portion of the Balanced Portfolio. She is also primarily responsible for the management of the Index 500 Stock Portfolio and the Index 400 Stock Portfolio.

William R. Walker, Chartered Financial Analyst, is a Managing Director of MSA and joined Northwestern Mutual in 1984. Prior to this, he worked for the Chicago Board Options Exchange, the Milwaukee Company, and Armco Insurance. Mr. Walker holds a B.S. degree from Marquette University and an M.B.A. from Miami University of Oxford, Ohio. He has primary responsibility for the management of the Small Cap Growth Stock Portfolio and the Aggressive Growth Stock Portfolio.

Thomas A. Carroll, Chartered Financial Analyst, is a Managing Director of MSA and joined Northwestern Mutual in 1983. He holds B.B.A. and M.S. degrees from the University of Wisconsin-Madison. He has primary responsibility for management of the International Growth Portfolio and the international equity portion of the Asset Allocation Portfolio. Mr. Carroll also manages the international equity investments of Northwestern Mutual.

David R. Keuler, Chartered Financial Analyst, is a Managing Director of MSA and joined Northwestern Mutual in 1991. He is responsible for the large cap portion of the Asset Allocation Portfolio. Mr. Keuler is also co-manager of the Growth Stock Portfolio. He received a B.A. degree from Boston University in 1983 and an M.B.A. from Indiana University in 1988. Mr. Keuler also manages various equity portfolios of Northwestern Mutual.

Michael P. Johnson, Chartered Financial Analyst, is a Director of MSA and joined Northwestern Mutual in 1984. He holds a B.B.A. from the University of Wisconsin—Whitewater and an M.S. degree in finance from the University of Wisconsin—Milwaukee. Mr. Johnson co-manages the Growth Stock Portfolio. He also manages other MSA equity accounts.

Curtis J. Ludwick, Chartered Financial Analyst, is a Director of MSA and joined Northwestern Mutual in 1996. He holds a B.A. degree from the University of Wisconsin-Madison and an M.B.A. from the University of Illinois. He has primary responsibility for the management of the Large Cap Core Stock Portfolio and also co-manages other Mason Street Advisors equity accounts and various equities portfolios for Northwestern Mutual.

Jill M. Grueninger, Chartered Financial Analyst, is a Managing Director of MSA and joined Northwestern Mutual in 1990. Prior to that she worked for two years as a research associate for Sanford C. Bernstein. She received B.B.A. and M.S. degrees from the University of Wisconsin—Madison. Ms. Grueninger has primary responsibility for the small and mid cap portions of the Asset Allocation Portfolio, and also manages other MSA equity accounts and various equity portfolios for Northwestern Mutual.

Andrew T. Wassweiler, Chartered Financial Analyst and Certified Public Accountant, is a Director of MSA and joined Northwestern Mutual in 1997. He holds a B.A. degree from University of Wisconsin-Madison and a M.S. from the University of Wisconsin-Madison. He has primary responsibility for the management of the High Yield Bond Portfolio, the high yield bond portion of the Asset Allocation Portfolio and another high yield account for Northwestern Mutual.

R. David Ells, Chartered Financial Analyst, is a Director of MSA and joined Northwestern Mutual in 2004. Prior to this, he was Senior Vice President of Deerfield Capital Management, LLC from 2003-2004, and Senior Vice President of Enterprise Advisors/Imagine Reinsurance prior thereto. He holds a B.A. degree in Economics from Trinity College in Hartford, Connecticut. He has primary responsibility for the management of the Select Bond Portfolio, the fixed-income portion of the Balanced Portfolio, the investment grade bond portion of the Asset Allocation Portfolio and also manages various fixed income portfolios for Northwestern Mutual.

Templeton Investment Counsel, LLC

Gary P. Motyl, Chartered Financial Analyst, is Chief Investment Officer of Templeton Institutional Global Equities and President of Templeton Investment Counsel, LLC, having joined Templeton in 1981. Mr. Motyl earned a B.S. in finance from Lehigh University in Pennsylvania and an M.B.A. from Pace University in New York. He co-manages the Franklin Templeton International Equity Portfolio.

Dr. Guang Yang, Chartered Financial Analyst, is a Senior Vice President of Templeton Investment Counsel, LLC, having joined Templeton in 1995. Dr. Yang earned a B.S. from the University of Science and Technology of China and an M.B.A. from the Harvard Business School. He earned a Ph.D. in neuroscience from the Australian National University. He co-manages the Franklin Templeton International Equity Portfolio.

Capital Guardian Trust Company

The Capital Guardian Domestic Equity Portfolio is managed by the portfolio managers identified below.

Karen A. Miller, Senior Vice President of Capital Guardian, joined the Capital organization in 1990, and has 15 years of investment experience.

Northwestern Mutual Series Fund, Inc. Prospectus

Theodore R. Samuels, Director and Senior Vice President of Capital Guardian, joined the Capital organization in 1981, and has 26 years of investment experience.

Eugene P. Stein, Vice Chairman of the Board of Capital Guardian and also Chairman of the Investment Committee of Capital Guardian, joined the Capital organization in 1972, and has 34 years of investment experience.

Each portfolio manager is individually responsible for the portion of the Portfolio assigned to him or her. Each manager then invests his or her portion of the Portfolio in accordance with his or her investment convictions within portfolio guidelines and objectives. In addition, Capital Guardian’s research professionals may make investment decisions with respect to a portion of the Portfolio.

T. Rowe Price Associates, Inc.

The T. Rowe Price Small Cap Value Portfolio is managed by an investment advisory committee. Preston G. Athey, David J. Wallack and Edmund M. Notzon III, each Vice Presidents and portfolio managers of T. Rowe Price, are lead members of the committee jointly responsible for the day-to-day management of the Portfolio and executing its investment program. Mr. Athey has been chairman of the Portfolio’s committee since 2001, joined T. Rowe Price in 1978 and has been managing investments since 1982. Mr. Athey is responsible for selecting the Portfolio’s small company investments and has overall responsibility for management of the Portfolio. Mr. Wallack has been a member of the Portfolio’s committee since May 2003, joined T. Rowe Price in 1990, and has been managing investments since 1997. Mr. Wallack is responsible for selecting the Portfolio’s medium capitalization company investments. Mr. Notzon has been a member of the Portfolio’s committee since May 2003, and has been managing investments since he joined the firm in 1989. Mr. Notzon is responsible for the overall allocation of the Portfolio’s assets among small and mid-cap companies, and for the investment and allocation of cash.

The T. Rowe Price Equity Income Portfolio is managed by another investment advisory committee. Brian C. Rogers, Chief Investment Officer of T. Rowe Price, as committee chairman, has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio’s investment program. Mr. Rogers has been chairman of the Portfolio’s committee since 2003, joined T. Rowe Price in 1982, and has been managing investments since 1983.

Janus Capital Management LLC

Scott W. Schoelzel manages the Janus Capital Appreciation Portfolio. Mr. Schoelzel, Vice President of Janus Capital, joined Janus Capital in 1994 and also manages other Janus accounts. Mr. Schoelzel holds a Bachelor of Arts degree in business from Colorado College.

AllianceBernstein L.P.

The management of and investment decisions for the AllianceBernstein Mid Cap Value Portfolio are made by the U.S. Small/Mid Cap Value Investment Policy Group. The U.S. Small/Mid Cap Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the Fund’s Portfolio. The three members of the U.S. Small/MidCap Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s Portfolio are: Joseph Gerald Paul, James MacGregor and Andrew Weiner.

Mr. Paul became CIO-Small and Mid-Capitalization equities in 2002 and CIO-Advanced Value Fund in 1999. He is the chairman of the Investment Policy Groups for both services. He became Co-CIO-Real Estate Equity Securities in 2004. Before becoming CIO of the Advanced Value Fund, he was its director of research for two years. Mr. Paul joined AllianceBernstein in 1987 as a research analyst covering the automotive industry. Before joining AllianceBernstein, Mr. Paul worked at General Motors in marketing and product planning. He earned a B.S. from the University of Arizona and an M.S. from the Sloan School of Management of the Massachusetts Institute of Technology.

Mr. MacGregor, Chartered Financial Analyst, became Director of Research for U.S. Small & Mid Cap Value in 2004. Previously, he was a Senior Research Analyst covering the banking, energy, industrial commodity, transportation and aerospace & defense industries for Bernstein’s Small and Mid-Cap Value equity services. Prior to joining Bernstein in 1998, he was a sell-side research analyst at Morgan Stanley and Co., where he covered U.S. Packaging and Canadian Paper stocks. Mr. MacGregor earned a B.A. degree in economics from McGill University in 1989, a M.S.c. degree in economics from the London School of Economics in 1991 and a M.B.A. from the University of Chicago in 1995.

Mr. Weiner joined the firm in 1997 as a research analyst covering consumer cyclicals and staples for the Small-Capitalization Equities Portfolio. In 1999 he also assumed coverage of the capital-equipment sector for both Large-Capitalization and Small-Capitalization Equities. Prior to joining the firm, Mr. Weiner was a project manager at Monitor Company, a strategy consulting firm. He earned undergraduate degrees in both finance and computer science from the University of Pennsylvania and an M.B.A. from Harvard Business School.

The Fund’s Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the portfolio(s) they manage.

Investment Advisory Fees and Other Expenses

Each Portfolio pays a monthly fee for investment advisory services at an annual rate based on the aggregate average daily net asset values of the Portfolio, as set forth below. In addition to approving all advisory and sub-advisory agreements, the Fund’s board of directors considers the renewal of each advisory and sub-advisory agreement at least annually. A discussion regarding the basis for approval by the Fund’s

Northwestern Mutual Series Fund, Inc. Prospectus

Board of Directors of each advisory and sub-advisory agreement approved during the reporting period will appear in the Fund’s annual and/or semi-annual shareholder reports.

Portfolio	Fee
T. Rowe Price Small Cap Value	0.85%
AllianceBernstein Mid Cap Value Portfolio	0.85%
Index 400 Stock	0.25%
Index 500 Stock	0.20%
Balanced	0.30%
Select Bond	0.30%
Money Market	0.30%

For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

Portfolio	First $50 Million	Next $50 Million	Excess Over $100 Million
Small Cap Growth Stock	0.80%	0.65%	0.50%
Aggressive Growth Stock	0.80%	0.65%	0.50%
Franklin Templeton International Equity	0.85%	0.65%	0.65%
Growth Stock	0.60%	0.50%	0.40%
Large Cap Core Stock	0.60%	0.50%	0.40%
High Yield Bond	0.60%	0.50%	0.40%

Portfolio	First $100 Million	Next $150 Million	Excess Over $250 Million
International Growth	0.75%	0.65%	0.55%
Capital Guardian Domestic Equity	0.65%	0.55%	0.50%
Asset Allocation	0.60%	0.50%	0.40%

Portfolio		First $500 Million	Excess Over $500 Million
T. Rowe Price Equity Income Portfolio		0.65%	0.60%

Portfolio	First $100 Million	Next $400 Million	Excess Over $500 Million
Janus Capital Appreciation Portfolio	0.80%	0.75%	0.70%

Of the amounts received by MSA from the Fund, the sub-adviser for the Franklin Templeton International Equity Portfolio will be paid by MSA at the annual rate of 0.50% of the Portfolio’s assets, reduced to 0.40% on assets in excess of $100 million. For the Capital Guardian Domestic Equity Portfolio, the sub-adviser will be paid by MSA a flat annual fee of $375,000 on the Portfolio’s assets of $100 million or less and 0.275% on assets in excess of $100 million. For the T. Rowe Price Small Cap Value Portfolio, the sub-adviser will be paid at the annual rate of 0.60% of the Portfolio’s assets. For the AllianceBerstein Mid Cap Value Portfolio, the sub-adviser will be paid by MSA at the annual rate of 0.72% of the first $25 million of the Portfolio assets, 0.54% on the next $225 million, and 0.50% on assets in excess of $250 million, with a minimum amount of $16,000. For the T. Rowe Price Equity Income Portfolio, the sub-adviser will be paid by MSA at the annual rate of 0.40% of the Portfolio’s assets, reduced to 0.35% on assets in excess of $500 million. For the Janus Capital Appreciation Portfolio, the sub-adviser will be paid by MSA at the annual rate of 0.55% of the first $100 million of the Portfolio assets, 0.50% on the next $400 million, and 0.45% on assets in excess of $500 million. The following table shows the annual expenses for each of the Portfolios as a percentage of the average net assets of the Portfolio, based on 2005 operations and reflecting contractual waivers, limitations and reimbursements:

Portfolio	Investment Advisory Fee	Other Expenses	Total Net Operating Expenses
Small Cap Growth Stock	0.55%	0.01%	0.56%
T. Rowe Price Small Cap Value	0.85%	0.02%	0.87%
Aggressive Growth Stock	0.52%	0.00%	0.52%
International Growth	0.73%	0.22%	0.95%
Franklin Templeton International Equity	0.66%	0.05%	0.71%
AllianceBernstein Mid Cap Value	0.85%	0.02%	0.87%
Index 400 Stock	0.25%	0.01%	0.26%
Janus Capital Appreciation	0.80%	0.02%	0.82%
Growth Stock	0.42%	0.01%	0.43%
Large Cap Core Stock	0.43%	0.01%	0.44%
Capital Guardian Domestic Equity	0.59%	0.01%	0.60%
T. Rowe Price Equity Income	0.65%	0.03%	0.68%
Index 500 Stock	0.20%	0.00%	0.20%
Asset Allocation	0.55%	0.06%	0.61%
Balanced	0.30%	0.00%	0.30%
High Yield Bond	0.46%	0.02%	0.48%
Select Bond	0.30%	0.00%	0.30%
Money Market	0.30%	0.00%	0.30%

Legal Proceedings

AllianceBernstein, Templeton, Janus, Capital Guardian and/or their affiliates, are subject to certain legal and regulatory proceedings. Information regarding these proceedings is described in the Fund’s SAI. None of these matters relate to the Fund, any of the Portfolios, Mason Street Advisors, or Northwestern Mutual. In addition, each sub-adviser stated that it is not currently subject to any legal or regulatory proceedings (including proceedings listed in the SAI) that would materially affect the sub-adviser’s ability to perform services for the Fund or the Portfolios, or otherwise materially affect the Fund or the Portfolios.

TAXES AND DIVIDENDS

Shares of the Portfolios are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuities and variable life

Northwestern Mutual Series Fund, Inc. Prospectus

insurance should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors in those products.

Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and intends to satisfy the diversification requirements of Section 817(h) of the Code. It is the Fund’s policy to comply with the provisions of the Code regarding distribution of investment income and capital gains so as to relieve each Portfolio from all, or substantially all, Federal taxes. Each Portfolio expects to distribute all or substantially all net investment income and net capital gains, if any, from the sale of investments.

Shareholders of each Portfolio are entitled to receive such dividends from net investment income and distributions of net capital gains as the Directors of the Fund may declare. Dividends from net investment income and net capital gains will be declared for the Money Market Portfolio on each business day and annually for each of the other Portfolios.

Net investment income of each Portfolio will be determined at the close of trading on the New York Stock Exchange (the “Exchange”) on each day during which the Exchange is open for trading. Net investment income of each Portfolio consists of:

1.	all dividends, interest income and discount earned by the Portfolio (including original issue and market discount);

2.	net short-term capital gain; less

3.	all expenses of the Portfolio.

OFFERING AND REDEMPTION OF SHARES

Shares of the Portfolios may be purchased and redeemed by Northwestern Mutual for its separate accounts for its variable annuity contracts and variable life insurance policies. Variable product owners, who own interests in the separate accounts, may not purchase and redeem shares of the Portfolios. Terms governing the purchase and sale of a variable product owner’s interest in a separate account are included in the variable product prospectus.

How Shares Are Priced    Shares of capital stock of each Portfolio of the Fund are offered and redeemed at their net asset value (“NAV”) as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or “sales load” or any redemption charge. The redemption price may be more or less than the shareholder’s cost.

Equity securities listed on a stock exchange are generally valued at the closing sale price or, if no sale took place, the closing bid price. Equity securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Directors. The fair value procedure is used if (a) a significant event that is likely to have affected the value of those securities takes place after the time of the most recent market quotations or (b) the market quotations for other reasons do not reflect information material to the value of those securities.

Stock index futures contracts and interest rate futures contracts are valued at the closing settlement price on the commodities exchange.

Debt securities with maturities generally exceeding one year are valued on the basis of valuations furnished by Interactive Data Corporation. Money market instruments with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market, except for the Money Market Portfolio. Debt securities with remaining maturities of sixty days or less, and all debt securities of the Money Market Portfolio, are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

All other assets, including any securities for which market quotations are not readily available, are valued at their fair value as determined in good faith by the Directors. The possibility of fair value pricing means that changes in a Portfolio’s NAV may not always correspond to changes in quoted prices of a Portfolio’s investments. A Portfolio’s NAV is determined as of the close of trading on the New York Stock Exchange on each day on which the Exchange is open for trading.

Many securities markets and exchanges outside the United States close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. The Fund utilizes fair value pricing procedures which, among other things, require the Fund to fair value certain securities if such subsequent events are considered to have an effect on the value of a Portfolio’s shares that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund with respect to its foreign investments to a significant extent.

Furthermore, the Fund also uses fair value pricing when current market prices are not readily available, in an effort to reduce the frequency and effect of abusive trading practices in the Fund. Abusive trading practices can occur in the Portfolios that invest in overseas securities markets, as discussed above, and in the Portfolios that invest in small-cap securities and other types of investments which are not frequently traded, including high yield bonds. Although the number of days on which fair value prices will be used will depend on market

Northwestern Mutual Series Fund, Inc. Prospectus

activity, it is possible that fair value prices will be used by the Fund with respect to small-cap securities and other types of investments which are not frequently traded, including high yield bonds, to a significant extent.

A more detailed discussion of asset valuation methods is included in the SAI.

Short Term and Excessive Trading    Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short term and excessive trading, the Fund’s Board of Directors has received and reviewed and determined to be reasonable policies and procedures adopted and implemented by Northwestern Mutual, which are designed to control abusive trading practices. Northwestern Mutual seeks to apply these policies and procedures uniformly to all investors, except to the extent it is prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by its policies and procedures or subject to an approval process describe in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing. These policies and procedures are discussed below.

In addition, to minimize harm to the Fund and its investors, the Fund reserves the right to reject without notice any purchase order (including exchanges) from any investor who it believes has a history of abusive trading or whose trading, in its sole judgment, has been or may be disruptive to investors in the Fund. Alternatively, the Fund reserves the right to accept purchases and exchanges in excess of our guidelines if it believes in its sole discretion that such transactions would not be inconsistent with the best interests of investors. In addition, the Fund seeks to deter abusive trading by using fair value pricing as described in the section “How Shares are Priced.”

Among the steps taken by Northwestern Mutual to reduce the frequency and effect of these abusive trading activities, are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among Portfolios under a single variable annuity contract or variable life insurance policy during a contract or policy year. Further, an investor who is identified as having made a transfer in and out of the same division (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next contract or policy anniversary date, and sent a letter informing him of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a division will be sent a warning letter after the first such round trip transfer, and will be restricted from making additional transfers until the next contract or policy anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, or interest sweeps, or to initial allocations or changes in allocations.

If Northwestern Mutual believes an investor’s trading activity is in violation of, or inconsistent with, its policies and procedures or otherwise is potentially disruptive to the Fund or harmful to its investors’ interests, the investor may be asked to stop such activities and future purchases or exchanges by the investor may be rejected without notice. Because it retains discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

These policies and procedures may change from time to time as the Fund and Northwestern Mutual determine in their sole discretion without notice; provided, however, investors would be given advance, written notice if the policies and procedures were revised to accommodate market timing.

The Fund’s Board of Directors intends to monitor events and obtain periodic reports from Northwestern Mutual on the effectiveness of its policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring and what action, if any, should be taken in response. However, the Fund may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities. For example, the Fund’s ability to monitor trades that are placed through omnibus accounts is limited, because it does not always have access to the underlying individual account information. However, the Fund does monitor aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage investors from engaging in abusive trading practices and to impose restrictions on excessive trades. Nonetheless, there may be technological limitations on the ability of intermediaries to impose restrictions on the trading practices of those who make investments through them.

Mixed Funding    The shares of each Portfolio of the Fund are offered only to Northwestern Mutual and its separate accounts for variable annuity contracts and variable life insurance policies. Due to differences of tax treatment and other considerations, the interests of contract and policy owners in the Fund may conflict. The Board of Directors of the Fund will monitor events for any material irreconcilable conflicts that may arise and will determine what action, if any,

Northwestern Mutual Series Fund, Inc. Prospectus

should be taken in response. If a conflict is identified, the Board may require one or more insurance separate accounts to withdraw its investment in the Fund, which may cause the Fund to sell securities at disadvantageous prices and disrupt orderly management of the Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. A list of the ten largest holdings for each Portfolio (other than the Money Market Portfolio), and the percentage of Portfolio net assets that each such holding represents as of the most recent calendar-quarter end, is normally posted on the internet at www.nmfn.com. This information will be available on or before the 20th business day following the end of each calendar quarter. In addition, a list of each Portfolio’s full holdings is normally posted on or before the last day of the month following the end of each calendar quarter. The information may be found in either (1) the life insurance section of the “Insurance Products” page, or (2) the annuities section of the “Investment Products” page, and then selecting “Fund Information” and the specific Portfolio. The holdings information will remain on the website at least until such time as the Portfolio’s complete holdings for the calendar quarter are filed with the SEC. The Fund may from time to time withhold posting to or remove from the website any portion of this information with respect to a Portfolio.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are incorporated by reference in the Fund’s Statement of Additional Information, both of which are available upon request.

Northwestern Mutual Series Fund, Inc. Prospectus

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the year)

	Net Asset Value, Beginning of Year	Net Invest ment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions From Realized Gains on Investments		Total Distribu tions	Net Asset Value, End of Year	Total Return(c)	Net Assets, End of Year (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Small Cap Growth Stock Portfolio
2001	$1.86	$—		$(.07)	$(.07)	$—		$—		$—	$1.79	(3.76)%	$291,448	—%		—%		.60%		.17%		70.58%
2002	1.79	—		(.33)	(.33)	—		—		—	1.46	(18.42)	254,880	—		—		.60		(.26)		41.87
2003	1.46	—		.48	.48	—		—		—	1.94	33.06	366,612	—		—		.59		(.35)		84.20
2004	1.94	(.01)		.37	.36	—		—		—	2.30	18.80	442.420	—		—		.57		(.30)		87.74
2005	2.30	—		.25	.25	—		(.02)		(.02)	2.53	11.18	503,008	—		—		.56		(.09)		69.50
T. Rowe Price Small Cap Value Portfolio
2001(a)	$1.00	$—		$.02	$.02	$—		$—		$—	$1.02	1.76%	$ 21,003	1.36%		1.00	%(e)	—%		1.03	%(e)	49.70%
2002	1.02	.01		(.07)	(.06)	(.01)		—		(.01)	.95	(5.58)	63,083	1.02		1.00		—		.54		28.26
2003	.95	.01		.33	.34	—		—		—	1.29	35.15	121,944.90			.90		—		.65		33.78
2004	1.29	.01		.30	.31	—		(.02)		(.02)	1.58	24.57	200,143.88			.88		—		.81		19.22
2005	1.58	.01		.10	.11	(.01)		(.04)		(.05)	1.64	7.21	245,041.87			.87		—		.63		17.74
Aggressive Growth Stock Portfolio
2001	$4.47	$—		$(.83)	$(.83)	$—		$(.82)		$(.82)	$2.82	(19.87)%	$1,341,876	—%		—%		.52%		.08%		70.40%
2002	2.82	—		(.59)	(.59)	—		(.05)		(.05)	2.18	(21.15)	994,075	—		—		.52		(.11)		43.37
2003	2.18	—		.54	.54	—		—		—	2.72	24.69	1,187,542	—		—		.52		(.10)		63.21
2004	2.72	.00	(d)	.39	.39	—		—		—	3.11	14.22	1,278,495	—		—		.52		.05		71.24
2005	3.11	—		.19	.19	—		—		—	3.30	6.14	1,252,702	—		—		.52		.13		83.42
International Growth Portfolio
2001(a)	$1.00	$—		$(.09)	$(.09)	$—		$—		$—	$.91	(9.40)%	$ 26,900	1.25	%(e)	1.10	%(e)	—%		.05	%(e)	18.45%
2002	.91	—		(.12)	(.12)	—		—		—	.79	(12.34)	35,373	1.15		1.10		—		.62		27.28
2003	.79	.01		.30	.31	(.01)		—		(.01)	1.09	38.99	66,690	1.25		1.10		—		.79		58.09
2004	1.09	.01		.23	.24	(.01)		—		(.01)	1.32	21.59	110,498.98			.98		—		.81		70.84
2005	1.32	.01		.23	.24	(.01)		(.07)		(.08)	1.48	18.00	167,550.95			.95		—		1.01		70.60
Franklin Templeton International Equity Portfolio
2001	$1.63	$.02		$(.23)	$(.21)	$(.03)		$(.13)		$(.16)	$1.26	(14.00)%	$ 716,413	—%		—%		.74%		1.99%		34.52%
2002	1.26	.02		(.24)	(.22)	(.02)		—		(.02)	1.02	(17.40)	563,102	—		—		.74		1.72		30.94
2003	1.02	.03		.38	.41	(.02)		—		(.02)	1.41	40.46	795,707	—		—		.74		2.33		24.87
2004	1.41	.03		.24	.27	(.03)		—		(.03)	1.65	19.33	980,977	—		—		.72		2.23		18.65
2005	1.65	.04		.15	.19	(.03)		—		(.03)	1.81	11.52	1,139,260	—		—		.71		2.24		3.71
AllianceBernstein Mid Cap Value Portfolio
2003(b)	$1.00	.01		$.33	$.33	$(.00	)(d)	$(.01)		$(.01)	$1.32	33.16%	$44,091.94		%(e)	.93	%(e)	—%		.70	%(e)	9.68%
2004	1.32	.01		.22	.23	(.01)		(.09)		(.10)	1.45	18.67	72,131.89			.89		—		1.00		33.05
2005	1.45	.01		.08	.09	(.01)		(.08)		(.09)	1.45	5.46	97,557.87			.87		—		.61		31.15
Index 400 Stock Portfolio
2001	$1.14	$—		$(.01)	$(.01)	$—		$(.01)		$(.01)	$1.12	(.65)%	$210,734	—%		—%		.31%		1.06%		19.06%
2002	1.12	.01		(.17)	(.16)	(.01)		—		(.01)	.95	(14.54)	225,410	—		—		.28		.86		15.60
2003	.95	.01		.33	.34	(.01)		—		(.01)	1.28	35.01	342,500	—		—		.27		.92		9.74
2004	1.28	.01		.19	.20	(.01)		(.01)		(.02)	1.46	16.26	426,827	—		—		.26		.96		16.46
2005	1.46	.02		.15	.17	(.01)		(.07)		(.08)	1.55	12.37	490,626	—		—		.26		1.26		18.63
Janus Capital Appreciation Portfolio
2003(b)	$1.00	$—		$.20	$.20	$(.00	)(d)	$(.00	)(d)	$(.00)	$1.20	19.90%	$ 36,730.90		%(e)	.89	%(e)	—	%(e)	.07	%(e)	33.68%
2004	1.20	.00	(d)	.23	.23	—		—		—	1.43	19.67	56,690.84			.84		—		(.03)		25.42
2005	1.43	—		.25	.25	—		(.05)		(.05)	1.63	17.00	132,679.82			.82		—		.18		45.20
Growth Stock Portfolio
2001	$2.47	$.02		$(.36)	$(.34)	$(.02)		$(.08)		$(.10)	$2.03	(14.22)%	$696,578	—%		—%		.43%		1.01%		27.98%
2002	2.03	.01		(.43)	(.42)	(.02)		—		(.02)	1.59	(20.83)	551,421	—		—		.43		.76		28.06
2003	1.59	.01		.28	.29	(.01)		—		(.01)	1.87	18.94	665,871	—		—		.43		.77		40.89
2004	1.87	.02		.10	.12	(.01)		—		(.01)	1.98	6.67	686,849	—		—		.43		1.07		34.53
2005	1.98	.02		.13	.15	(.02)		—		(.02)	2.11	7.71	702,526	—		—		.43		.78		31.74
Large Cap Core Stock Portfolio
2001	$1.37	$.01		$(.11)	$(.10)	$(.01)		$(.04)		$(0.5)	$1.22	(7.77)%	$548,672	—%		—%		.58%		.75%		44.37%
2002	1.22	.01		(.35)	(.34)	(.01)		—		(.01)	.87	(28.20)	365,944	—		—		.58		.85		29.20
2003	.87	.01		.20	.21	(.01)		—		(.01)	1.07	24.05	447,554	—		—		.46		1.07		58.90
2004	1.07	.02		.06	.08	(.01)		—		(.01)	1.14	8.16	469,935	—		—		.44		1.41		33.64
2005	1.14	.01		.09	.10	(.02)		—		(.02)	1.22	8.46	494,020	—		—		.44		1.15		32.23
(a)	For the period of July 31, 2001 (commencement of operations) through December 31, 2001.
(b)	For the period of May 1, 2003 (commencement of operations) through December 31, 2003.
(c)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(d)	Amount is less than $0.005.
(e)	Computed on an annualized basis.
(f)	Portfolio Turnover rate excludes the impact of mortgage dollar roll transactions.

Northwestern Mutual Series Fund, Inc. Prospectus

FINANCIAL HIGHLIGHTS (Continued)

(For a share outstanding throughout the year)

	Net Asset Value, Beginning of Year	Net Invest ment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions From Realized Gains on Investments	Total Distribu tions		Net Asset Value, End of Year	Total Return(c)	Net Assets, End of Year (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Capital Guardian Domestic Equity Portfolio
2001(a)	$1.00	$—	$(.03)	$(.03)	$—	$—	$—		$.97	(2.19)%	$ 40,722.90		%(e)	.75	%(e)	—%	1.32	%(e)	18.98%
2002	.97	.01	(.21)	(.20)	(.01)	—	(.01)		.76	(21.24)	74,274.70			.70		—	1.54		22.42
2003	.76	.01	.24	.25	(.01)	—	(.01)		1.00	34.41	136,099.67			.67		—	1.84		29.20
2004	1.00	.02	.15	.17	(.01)	(.02)	(.03)		1.14	16.85	211,977.62			.62		—	1.63		32.97
2005	1.14	.02	.07	.09	(.02)	(.08)	(.10)		1.13	8.04	273,934.60			.60		—	1.77		35.19
T. Rowe Price Equity Income Portfolio
2003(b)	$1.00	$.01	$.23	$.24	$(.01)	$(.01)	$(.02)		$1.22	23.64%	$ 47,664.77		%(e)	.75	%(e)	—%	1.88	%(e)	27.27%
2004	1.22	.02	.17	.19	(.02)	(.04)	(.06)		1.35	15.16	89,747.69			.69		—	1.74		15.21
2005	1.35	.02	.04	.06	(.02)	(.06)	(.08)		1.33	4.19	132,923.68			.68		—	1.76		16.01
Index 500 Stock Portfolio
2001	$3.41	$.03	$(.43)	$(.40)	$(.04)	$(.10)	$(.14)		$2.87	(11.88)%	$1,821,875	—%		—%		.21%	1.13%		2.92%
2002	2.87	.03	(.64)	(.61)	(.03)	(.06)	(.09)		2.17	(22.07)	1,362,881	—		—		.21	1.40		6.55
2003	2.17	.04	.56	.60	(.04)	(.01)	(.05)		2.72	28.43	1,756,120	—		—		.20	1.59		2.44
2004	2.72	.05	.24	.29	(.04)	(.03)	(.07)		2.94	10.70	1,904,122	—		—		.20	1.83		3.45
2005	2.94	.05	.08	.13	(.05)	(.05)	(.10)		2.97	4.72	1,903,641	—		—		.20	1.68		5.36
Asset Allocation Portfolio
2001(a)	$1.00	$.01	$(.03)	$(.02)	$(.01)	$—	$(.01)		$.97	(2.10)%	$ 40,116.92		%(e)	.75	%(e)	—%	2.19	%(e)	55.88%
2002	.97	.01	(.11)	(.10)	(.01)	—	(.01)		.86	(10.26)	87,260.87			.75		—	2.18		112.73
2003	.86	.02	.16	.18	(.02)	—	(.02)		1.02	20.63	130,478.73			.73		—	1.83		103.77
2004	1.02	.02	.08	.10	—	—	—		1.12	10.02	196,568.64			.64		—	1.90		116.65
2005	1.12	.02	.06	.08	(.02)	(.02)	(.04)		1.16	6.99	244,807.61			.61		—	2.18		90.04 (f)
Balanced Portfolio
2001	$2.03	$.08	$(.13)	$(.05)	$(.08)	$(.08)	$(.16)		$1.82	(3.15)%	$3,011,137	—%		—%		.30%	3.75%		50.37%
2002	1.82	.06	(.20)	(.14)	(.06)	—	(.06)		1.62	(7.54)	2,561,529	—		—		.30	3.08		53.12
2003	1.62	.05	.24	.29	(.06)	—	(.06)		1.85	17.99	2,891,488	—		—		.30	2.74		69.56
2004	1.85	.05	.09	.14	(.05)	(.07)	(.12)		1.87	7.89	2,983,179	—		—		.30	2.71		100.02
2005	1.87	.05	.02	.07	(.05)	(.03)	(.08)		1.86	3.59	2,905,741	—		—		.30	2.85		80.21 (f)
High Yield Bond Portfolio
2001	$.69	$.08	$(.04)	$.04	$(.08)	$—	$(.08)		$.65	5.03%	$147,670	—%		—%		.53%	10.48%		96.41%
2002	.65	.07	(.09)	(.02)	(.07)	—	(.07)		.56	(2.89)	137,553	—		—		.54	10.37		89.20
2003	.56	.05	.12	.17	(.00)	—	(.00	)(d)	.73	29.06	199,371	—		—		.52	8.66		182.10
2004	.73	.05	.03	.08	(.05)	—	(.05)		.76	12.76	229,312	—		—		.50	7.42		162.00
2005	.76	.05	(.04)	.01	(.05)	—	(.05)		.72	1.39	244,554	—		—		.48	7.16		118.63
Select Bond Portfolio
2001	$1.16	$.06	$.05	$.11	$(.07)	$—	$(.07)		$1.20	10.37%	$405,406	—%		—%		.30%	6.15%		151.27%
2002	1.20	.05	.09	.14	(.06)	(.01)	(.07)		1.27	12.09	584,018	—		—		.30	5.01		184.37
2003	1.27	.05	.02	.07	(.05)	(.03)	(.08)		1.26	5.49	621,325	—		—		.30	4.03		137.05
2004	1.26	.05	.01	.06	(.05)	(.04)	(.09)		1.23	4.75	661,027	—		—		.30	3.99		213.87
2005	1.23	.05	(.03)	.02	(.04)	(.01)	(.05)		1.20	2.22	786,544	—		—		.30	4.34		179.05 (f)
Money Market Portfolio
2001	$1.00	$.04	$—	$.04	$(.04)	$—	$(.04)		$1.00	3.91%	$458,689.30		%(g)	.30	%(g)	—%	3.76%		—%
2002	1.00	.02	—	.02	(.02)	—	(.02)		1.00	1.65	501,313.30			.27		—	1.63		—
2003	1.00	.01	—	.01	(.01)	—	(.01)		1.00	1.23	399,873.30			.00		—	1.23		—
2004	1.00	.01	—	.01	(.01)	—	(.01)		1.00	1.43	344,468.30			.00		—	1.41		—
2005	1.00	.03	—	.03	(.03)	—	(.03)		1.00	2.98	339,858.30			.30		—	2.94		—
(a)	For the period of July 31, 2001 (commencement of operations) through December 31, 2001.
(b)	For the period of May 1, 2003 (commencement of operations) through December 31, 2003.
(c)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year. For the Money Market Portfolio, total return includes the effect of a management fee waiver from December 2, 2002 through December 31, 2004, which ended on December 31, 2004. In the absence of such fee waiver, the total return would be less.
(d)	Amount is less than $0.005.
(e)	Computed on an annualized basis.
(f)	Portfolio Turnover rate excludes the impact of mortgage dollar roll transactions.
(g)	For the Money Market Portfolio, expense ratios reflect total expenses before a management fee waiver in effect for the period December 2, 2002 through December 31, 2004 (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”). The fee waiver ended on December 31, 2004.

Northwestern Mutual Series Fund, Inc. Prospectus

GLOSSARY OF INVESTMENT TERMS

This glossary provides you a more detailed description of some of the types of securities, investment strategies and other instruments in which a Portfolio may invest. Each Portfolio may invest in these instruments to the extent permitted by its investment objectives and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. Equity and debt securities

American Depositary Receipts (ADRs) see “Depositary receipts” below.

Bonds are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Certificates of participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See “Municipal lease obligations,” in this glossary.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s Board of Directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Debt investments is a general term to describe a variety of securities or other investments that represent liabilities or obligations owed to another person or persons.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

Dollar roll transactions may consist of the sale by a Portfolio to a bank or broker/dealer (the “counterparty”) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. Dollar roll transactions may also consist solely of a commitment to purchase mortgage-backed securities from the counterparty.

Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other investments with equity characteristics.

Exchange traded funds are index-based investment companies which hold substantially all of their assets in securities representing their specific index.

Fixed-income securities are debt securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-grade instruments are securities rated in one of the two highest rating categories by at least one Nationally Recognized Statistical Rating Organization (such as Moody’s or Standard & Poor’s®), or if not so rated, determined by the Fund’s advisor or sub-advisor to be of comparable quality.

High-yield/High-risk bonds are debt securities rated below investment-grade by a Nationally Recognized Statistical Rating Organization (i.e., BB+ or lower by Standard & Poor’s® or Ba1 or lower by Moody’s), or if unrated, determined by the Portfolio’s advisor or sub-advisor to be of comparable quality. Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds” and “junk bonds.”

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See “Municipal securities” on the next page.

Investment-grade bonds are securities rated investment grade by a Nationally Recognized Statistical Rating Organization (“NRSRO”), e.g., BBB- or higher by Standard & Poor’s® and Baa3 or higher by Moody’s.

Loan participations and assignments are investments in business loans made to borrowers that may be corporations, partnerships, or other entities. Such investments may be made through an assignment of a portion of the business loan from a third party or through a participation agreement.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt. These securities are generally passthrough securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a

Northwestern Mutual Series Fund, Inc. Prospectus

participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

Passive foreign investment companies (“PFICs”) are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that the Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Rule 144A Securities are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

Step coupon bonds are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

U.S. government securities include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations and others are supported only by the credit of the sponsoring agency.

Unit offerings are a combination of multiple securities, such as debt and equity securities sold together as a single product.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate

Northwestern Mutual Series Fund, Inc. Prospectus

securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a significant discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. Futures, options and other derivatives

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity or debt securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolio may purchase and write put and call options on securities, securities indices and foreign currencies. The Portfolio may purchase or write such options individually or in combination.

Swaps are agreements that are generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a Portfolio’s exposure to changes in the value of an index of securities in which the fund might invest, the value of a particular security or group of securities, interest rates, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names, such as credit default swaps and interest rate swaps.

III. Other investments, strategies and/or techniques

Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Short sales in which a Portfolio may engage may be of two types, short sales “against the box” or “naked” short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Portfolio will realize a

Northwestern Mutual Series Fund, Inc. Prospectus

short- term capital gain. Although the Portfolio’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

When-issued, delayed delivery and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future (i.e., beyond normal settlement). The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

IV. Other terms

Net asset value (“NAV”) is the value of a single share of a Portfolio. It is computed by adding the value of all of a Portfolio’s investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding.

Portfolio turnover rate is a measure of the amount of a Portfolio buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Portfolio’s securities.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both income and changes in NAV. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

Northwestern Mutual Series Fund, Inc. Prospectus

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund’s Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund’s investments is included in the Fund’s annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio’s performance during the previous fiscal period.

To request a free copy of the Fund’s SAI, or current annual or semi-annual report, to request other information about the Fund and to make shareholder inquiries, call us at 1-888-455-2232. In addition, the Fund’s SAI and current annual or semi-annual report, and other information about the Fund, are available free of charge at www.nmfn.com. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

Investment Company Act File Nos. 811-3990

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2006

NORTHWESTERN MUTUAL

SERIES FUND, INC.

Consisting of

Small Cap Growth Stock Portfolio

T. Rowe Price Small Cap Value Portfolio

Aggressive Growth Stock Portfolio

International Growth Portfolio

Franklin Templeton International Equity Portfolio

AllianceBernstein Mid Cap Value Portfolio

Index 400 Stock Portfolio

Janus Capital Appreciation Portfolio

Growth Stock Portfolio

Large Cap Core Stock Portfolio

Capital Guardian Domestic Equity Portfolio

T. Rowe Price Equity Income Portfolio

Index 500 Stock Portfolio

Asset Allocation Portfolio

Balanced Portfolio

High Yield Bond Portfolio

Select Bond Portfolio

Money Market Portfolio

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Fund, dated May 1, 2006. A copy of the Prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (414) 271-1444.

The financial statements of the Fund and the report of the independent registered public accounting firm thereon are incorporated by reference into this Statement of Additional Information from the Funds’ Annual Report to Shareholders for the year ended December 31, 2005. See “Financial Statements.” No other information is incorporated by reference.

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TABLE OF CONTENTS (continued)

INVESTMENT POLICIES

The following information supplements the discussion of investment objectives, strategies and risks in the Fund’s Prospectus. A Portfolio’s investment objective and policies that are designated as fundamental policies cannot be changed without the majority approval of shareholders as defined in the Investment Company Act of 1940 (“1940 Act”), meaning approval by the lesser of (1) the holders of 67% or more of a Fund’s shares represented at a meeting of shareholders at which the holders of at least 50% of the Fund’s outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. Other policies may be changed without shareholder approval.

Investment Restrictions

Investment restrictions that are expressed as a percentage limitation are not considered violated unless the limitation is exceeded by virtue of an acquisition of securities or assets or borrowings. The calculation of total assets for purposes of applying an investment restriction is determined exclusive of any cash collateral held in connection with securities lending activities. Currently the Fund does not avail itself of any SEC exemptive orders or no-action letters relieving it from limitations in its investment restrictions, except an exemption from the limitation on industry concentration for its Index 400 and Index 500 Stock Portfolios permitting those Portfolios to exceed the limitation to the extent necessary to replicate the indices used as their respective benchmarks.

Fundamental Policies. The following investments are designated as fundamental policies.

1.	Industry Concentration. Each Portfolio, other than the Index 500 Stock Portfolio and the Index 400 Stock Portfolio, will not purchase securities if, as a result of such purchase, the Portfolio’s investments would be concentrated, within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations thereunder, in securities of issuers in a particular industry or group of industries. (Note: For purposes of this limitation, the Fund generally relies on industry classifications published by Bloomberg L.P. To the extent the Fund determines the characteristics of companies within a particular Bloomberg classification to be materially different, it may further classify issues in accordance with industry classifications published by the SEC. Investments in other investment companies shall not be considered an investment in any industry or group of industries for purposes of this restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.)

2.	Loans. A Portfolio may not make loans to other persons, except to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder, and pursuant to any exemptive relief granted by the SEC. (Note: This restriction shall not prevent the Portfolio from making loans (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder, or any exemptions therefrom that may be granted by the SEC. The Portfolio’s policies regarding the lending of portfolio securities are described elsewhere in this Statement of Additional Information (“SAI”). The Portfolio may not make loans to affiliated investment companies, except upon receipt of an exemptive order from the SEC.)

3.	Securities Underwriting. A Portfolio may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive order that may be granted by the SEC. ( Note: This restriction does not prevent the Portfolio from engaging in transactions involving the acquisition, disposition or resale of Portfolio securities, regardless of whether the Portfolio may be considered an underwriter under the Securities Act of 1933, as amended, and does not prevent the Portfolio from selling its own shares.)

4.	Real Estate. A Portfolio may not purchase or sell real estate. (Note: This restriction does not prevent the Portfolio from investing in securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein.)

5.	Commodities. A Portfolio may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. (Note: This restriction does not prohibit the Portfolio from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased on a forward commitment or delayed delivery basis, or other derivative instruments, or other financial instruments that are secured by physical commodities, in accordance with the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC, so long as such activities do not cause it to violate its operating policy prohibiting the Portfolio from being deemed a commodity pool.).

6.	Senior Securities. A Portfolio may not issue securities senior to the presently authorized shares of the Portfolio except to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC. (Note: This restriction shall not be deemed to prohibit the Portfolio from engaging in the following activities provided liquid assets are segregated (or margin, collateral or escrow arrangements are established to cover the related obligations) (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, (c) engaging in when-issued and delayed delivery transactions, or (d) making short sales of securities to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC. The Portfolio is permitted to borrow from banks in amounts up to 33- 1/3% of its assets.)

7.	Borrowing. A Portfolio may not borrow money, except that a Portfolio may borrow money to the extent permitted by the 1940 Act and the rules and regulations thereunder, or to the extent permitted by any exemptive relief that may be granted by the SEC. (Note: The Portfolio’s borrowings for leverage and investment are further limited by its operating policies discussed below.)

8.	Diversification. All of the Portfolios, except the Index 500 Stock Portfolio and Index 400 Stock Portfolio, shall be diversified investment companies as defined under the 1940 Act. The Index 500 Stock Portfolio and Index 400 Stock Portfolio shall be non-diversified investment companies as defined under the 1940 Act. (Note: The term “non-diversified,” means that more than 25% of a Portfolio’s total assets may be invested in securities (excluding cash, government securities and securities of other investment companies) each of which represents more than 5% of such Portfolio’s total assets or more than 10% of such securities’ outstanding voting securities. Any Portfolio that is non-diversified would still intend to comply with the applicable asset diversification requirements under the Internal Revenue Code discussed in this SAI under “Taxes.”)

Operating Policies

The investment restrictions of the Portfolios set forth in this section are operating policies which may be changed without shareholder approval.

1.	Securities of Single Issuer. With respect to 75% of its total assets, a Portfolio may not purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

2.	Investment Companies. A Portfolio may not purchase the securities of any other investment company, except (a) in compliance with the 1940 Act and (b) for the T. Rowe Price Small Cap Value Portfolio and the T. Rowe Price Equity Income Portfolio only, securities of the T. Rowe Price Reserve Investment Fund or T. Rowe Price Government Reserve Investment Fund, each a series of the T. Rowe Price Reserve Investment Funds, Inc.

3.	Illiquid Investments. A Portfolio may not purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. For the Money Market Portfolio the limit is 10%.

4.	Margin Transactions. A Portfolio may not purchase securities on margin, except to the extent permitted under the Investment Company Act of 1940. A Portfolio may obtain such short term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

5.	Borrowing for Leverage and Investment Purposes. A Portfolio may not borrow money for purposes of leverage or investment in excess of 15% of its total assets.

6.	Commodities. A Portfolio may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Portfolio being a “commodity pool” as defined in the Commodity Exchange Act and the rules and regulations of the Commodity Futures Trading Commission.

7.	Repurchase Agreements. A Portfolio may not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days, nor invest in any repurchase agreements with maturities of over 30 days or enter into repurchase agreements with The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”).

Repurchase Agreements

Although no Portfolio currently does so, each Portfolio may invest in repurchase agreements subject to the operating policies discussed under “Investment Restrictions.” A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Portfolio upon their acquisition is accrued as interest and is included in the Portfolio’s net income declared as dividends. Each Portfolio intends to limit repurchase agreements to transactions with financial institutions having total assets in excess of $1,000,000,000 and with broker-dealers. Securities subject to repurchase agreements shall be limited to obligations of or guaranteed by the U.S. Government or its agencies or by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, certificates of deposit of banks or commercial paper which meets the criteria for other commercial paper in which the Portfolio may invest. A Portfolio will not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Under no circumstances will a Portfolio enter into a repurchase agreement with The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”).

Each Portfolio has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreement unless the seller fails to pay the repurchase price. It is each Portfolio’s intention not to sell securities subject to repurchase agreements prior to the agreement’s maturity. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. The Portfolio might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, prior to entering into any repurchase agreement, the Portfolio shall adopt standards of creditworthiness for the broker-dealers with which the Portfolio intends to enter into repurchase agreements, and will monitor the creditworthiness of such broker-dealers.

Pass-Through Securities

The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios.

The Portfolios also may invest in pass through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Portfolios’ Prospectus may apply.

Mortgage-Backed Securities. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

Fannie Mae issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government. Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as

20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

Adjustable Rate Securities (Including Variable Rate Securities)

Generally, the maturity of a security is the period remaining until the date (noted on the instrument) on which the principal amount of the instrument must be paid; in the case of a security scheduled to be redeemed, this is the date on which the redemption payment must be made. In some cases, securities are issued that either provide for payment upon “demand” or that provide for a periodic adjustment of the interest rate by a predetermined formula or based on an index such that fluctuation in the principal value of the security is minimized. As a technical matter, such securities may have long-term maturities, but typically are treated as a short-term investment if certain conditions are satisfied. These securities, which may take a variety of forms including variable rate, floating rate and put option securities, have less potential for capital appreciation (or depreciation) than fixed rate securities. For the Money Market Portfolio, the Portfolio determines the maturity of variable rate securities in accordance with Securities and Exchange Commission Rule 2a-7 under the 1940 Act that allow the Portfolio to consider certain of such instruments as having maturities less than the maturity date on the instrument.

Zero Coupon, Step Coupon And Pay-In-Kind Securities

Each Portfolio may invest up to 10% (without limit for High Yield Bond Portfolio and Select Bond Portfolio) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrue during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a “regulated investment company” under the Code, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause the Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

Although reinvestment risk of income received during the life of these types of bond is reduced or eliminated, they still involve interest rate and credit risk. Also, generally the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Depositary Receipts

The Portfolios may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios’ Prospectus.

Short Sales

Each Portfolio may engage in “short sales against the box.” This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain.

The Portfolios may also engage in “naked” short sales. In a naked short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Portfolio may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Portfolio will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. A Portfolio will engage in naked short sales when its portfolio manager anticipates that the security’s market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Portfolio must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Portfolio’s naked short sale positions will not exceed 5% of its net assets.

The Capital Guardian Domestic Equity Portfolio does not currently intend to engage in short sales.

Interest Rate Swaps, Caps, Floors and Credit Default Swaps

Each of the Portfolios may invest in interest rate swaps, caps, floors and credit default swaps in accordance with the respective investment objectives and policies of the Portfolios. These strategies may be used to preserve a return or spread on a particular investment or portion of a Portfolio, to create synthetic securities or to structure transactions designed for other purposes.

Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio’s exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors. Swap agreements can take many different forms and are known by a variety of names. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a portfolio’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. A credit default swap is designed to transfer the default risk of a particular debt instrument in exchange for a periodic premium. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio’s investments and its share price. The most significant factor in the performance of interest rate swap agreements is the change in the specific interest rate that determines the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by the Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. A Portfolio will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated at least AA.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

The Capital Guardian Domestic Equity Portfolio does not currently intend to engage in interest rate swaps, caps, floors, and credit default swaps.

Financial Futures And Forward Contracts

Futures Contracts. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, debt securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or debt securities. The Portfolios may use futures and other derivatives for hedging purposes (including to gain exposure to the market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance total return. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Portfolios’ custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM’s other customers.

Under exemptive regulations adopted by the CFTC, each of the Portfolios will not be registered with, or regulated by the CFTC as a “commodity pool operator.” The Commodity Exchange Act defines the term “commodity pool operator” to mean “any person engaged in a business that is of the nature of an investment trust, syndicate, or similar form of enterprise, and who, in connection therewith, solicits, accepts, or receives from others, funds, securities, or property, either directly or through capital contributions, the sale of stock or other forms of securities, or otherwise, for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market or derivatives transaction execution facility.” The Portfolios have claimed an exclusion from the “commodity pool operator” definition as investment companies registered under the 1940 Act, and therefore are not subject to registration and regulation as “commodity pool operators.”

Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Portfolio’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio’s return could be diminished due to the opportunity losses of foregoing other potential investments.

The primary purposes a Portfolio enters into futures contracts are to meet the liquidity needs of the Portfolio while maintaining the Portfolio’s exposure to the securities markets and to otherwise protect the Portfolio from fluctuations in the value of the securities markets without actually buying or selling the underlying debt or equity securities. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company’s stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio’s obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company’s stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Portfolio owns bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Portfolio’s interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio’s overall performance could be worse than if such Portfolio had not entered into futures contracts if the portfolio manager’s investment judgement proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the Portfolio’s portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio’s current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests—for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities—which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio’s other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio’s access to other assets held to cover its futures positions also could be impaired.

Options on Futures Contracts. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures’ price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures’ price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

The Capital Guardian Domestic Equity Portfolio does not currently intend to engage in options on futures contracts.

Forward Contracts. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. Currently, the Portfolios do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes the Portfolios’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”).

These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio’s currency exposure from one foreign currency to another removes that Portfolio’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios’ custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Portfolio’s commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio’s commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Portfolios’ ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

Options on Foreign Currencies. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is “covered” if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolios’ custodian.

The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Eurodollar Futures Contracts Or Options Thereon. A Portfolio may make investments in Eurodollar futures contracts or options thereon. Eurodollar futures contracts or options thereon are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Federal Income Tax Treatment. For Federal income tax purposes, each Portfolio is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long-term and 40% short-term, without regard to the holding period of the contract. In the case of a futures transaction classified as a “mixed straddle”, the recognition of losses may be deferred to a later taxable year.

In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, is expected to be treated as gain from the sale of securities and therefore is qualifying income.

Options on Securities

In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly.

A put option written by a Portfolio is “covered” if that Portfolio (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Portfolios’ custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option written by a Portfolio is “covered” if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolios’ custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.

The Portfolios also may write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction”. This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction”. This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio may not be able to effect closing transactions in particular options and the Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out- of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

The Portfolios may write straddles (combinations of put and call options of the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the Portfolio has unrealized gains in offsetting positions at year-end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

Additional Risks Of Options On Foreign Currencies, Forward Contracts And Foreign Instruments. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the- counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

The Capital Guardian Domestic Equity Portfolio does not currently intend to engage in options transactions on securities.

Hybrid Instruments

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. Each of the Portfolios (except the Money Market Portfolio) may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Normally, a hybrid instrument may be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of underlying assets such as, for example, securities, currencies, intangibles, goods, articles or commodities. Alternatively, interest and/or principal or stated amounts payable may be determined by reference to a benchmark such as, for example, another objective index, economic factor, or other measure, interest rates, currency exchange rates, or commodity or securities indices. Because of these structural differences, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybirds may also include range floaters which are a deposit or a note that accrues interest daily when the underlying reference point is within a predetermined range and accrues at a below-market rate (normally 0%) when outside that range.

There is no guarantee that the use of hybrid instruments will be successful, and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issue of the hybrid instrument. Additionally, the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and the underlying benchmarks or prices for the underlying assets may be highly volatile and this volatility may be magnified still further by the terms of the hybrid instrument itself. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates, or bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter situation may result in leverage, meaning that the hybrid instrument is structured such that the risk of loss, as well as the potential for gain, is magnified. Under certain conditions, the redemption value of such an instrument could even be zero. Hybrid instruments may also involve greater liquidity risk than other types of investments; since they are often individually negotiated to meet the portfolio needs of a particular investor, the number of other investors that are willing and able to buy such investments in the secondary market may be smaller than that for more traditional investments. Hybrid instruments also may not be subject to regulation by federal agencies such as the Commodities Futures Trading Commission and the Securities and Exchange Commission, which generally regulate the trading of commodities and securities, respectively.

Future Developments

The Portfolios may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative product which is not presently contemplated for use by the Portfolios or which are not currently available, but which may be developed, to the extent such opportunities are both consistent with the Portfolios’ respective investment objectives and legally permissible for the Portfolios. Before making such investments, the Fund would supplement the disclosure in its Prospectus or Statement of Additional Information, if it determined it to be appropriate.

Investment Company Securities And Exchange Traded Funds

From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. Investment companies may include index-based investments such as exchange traded funds (“ETFs”), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses a Portfolio bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs.) Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Reverse Repurchase Agreements

Each of the Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. Such agreements involve the sale of money market securities held by a Portfolio pursuant to an agreement to repurchase the securities at an agreed upon price, date and interest payment. The Portfolio will use the proceeds of reverse repurchase agreements to purchase other money market securities which either mature, or can be sold under an agreement to resell, at or prior to the expiration of the reverse repurchase agreement. A Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When effecting reverse repurchase transactions, a Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account. Amounts subject to reverse repurchase agreements are also subject to a 300% asset coverage requirement. If such amounts in the aggregate exceed this asset coverage requirement, the Portfolio would be obligated within three days to reduce such amounts to meet the requirement. Under no circumstances will a Portfolio enter into a reverse repurchase agreement with Northwestern Mutual.

Preferred Stocks

Each of the Portfolios may invest in preferred stocks. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend.

Convertible Securities

Each of the Portfolios may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

Warrants

Each of the Portfolios may invest in warrants. In no event will a Portfolio’s investment in warrants exceed 5% of its net assets. For the T. Rowe Price Small Cap Value, T. Rowe Price Equity Income and Capital Guardian Domestic Equity Portfolios, investments in warrants will not exceed 20% of the net asset value of the Portfolio. (A warrant is a right to buy a certain security at a set price during a certain time period.)

High-Yield, High-Risk Bonds

Each of the Portfolios, except the Money Market Portfolio, may invest in high-yield, high-risk bonds, commonly referred to as “junk” bonds. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality, shorter-terms bonds, but is not as much as those of common stocks. Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

The Capital Guardian Domestic Equity Portfolio does not currently intend to invest in high-yield, high risk bonds.

Variable Rate Securities

Each of the Portfolios may invest in variable rate securities. Variable rate securities bear rates of interest that are adjusted periodically or which “float” continuously according to formulae intended to minimize fluctuations in values of the instruments. For the Money Market Portfolio, the Fund determines the maturity of variable rate securities in accordance with Securities and Exchange Commission rules that allow the Fund to consider certain of such instruments as having maturities less than the maturity date on the instrument.

The Capital Guardian Domestic Equity Portfolio does not currently intend to invest in variable rate securities.

Loans and Other Direct Debt Instruments

Each of the Portfolios may invest in loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Portfolio supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

The Portfolios, other than the Index 500 Stock Portfolio and Index 400 Stock Portfolio, limit the amount of total assets that they will invest in issuers within the same industry (see the Portfolios’ investment limitations). For purposes of these limitations, a Portfolio generally will treat the borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require a Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

The Capital Guardian Domestic Equity Portfolio does not currently intend to invest in loans and other direct debt instruments.

Firm Commitment Agreements and “When-Issued” Securities

Each Portfolio may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a “when-issued” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the manager of a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

A Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price—and all the rights and risks of ownership of the securities - accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, high-grade debt obligations, or cash or cash equivalents of an aggregate current value sufficient to make payment for the securities. The longer the period between purchase and settlement, the greater the risks and the longer the period during which alternative investment options are unavailable to the Portfolio.

Eurodollar Certificates of Deposit

Each of the Portfolios may purchase Eurodollar certificates of deposit issued by foreign branches of U.S. banks, but consideration will be given to their marketability and possible restrictions on the flow of international currency transactions. Investment in such securities involves considerations which are not ordinarily associated with investing in domestic instruments, including currency exchange control regulations, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and increased volatility in foreign securities markets, and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest. If the Portfolio were to invoke legal processes, it might encounter greater difficulties abroad than in the United States.

Dollar Roll Transactions

Dollar roll transactions consist of the sale by a portfolio to a bank or broker/dealer (the “counterparty”) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. Dollar roll transactions may also consist solely of a commitment to purchase mortgage-backed securities from the counterparty. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio will receive compensation as consideration for entering into the commitment to purchase. The compensation can be in the form of a fee or a reduction in the repurchase price of the security. Typically, a Portfolio will receive a reduction in the repurchase price of the security and a cash settlement made at the renewal without physical delivery of securities. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a portfolio agrees to buy a security on a future date.

A portfolio will segregate cash, U.S. Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a Portfolio. For example, while a Portfolio receives compensation as consideration for agreeing to repurchase the security, a Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by a Portfolio, thereby effectively charging a Portfolio interest on its borrowings. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Portfolio’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that a Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Private Placement Transactions and Illiquid Assets

Each Portfolio may invest up to 15% of its total assets in securities acquired in private placement transactions and other illiquid assets. For the Money Market Portfolio the limit is 10%. For the purpose of determining each Portfolio’s net asset value, these assets will be valued at their fair value as determined in good faith by the Portfolio’s Directors. If a Portfolio should have occasion to sell an investment in restricted securities at a time when the market for such investments is unfavorable, a considerable period may elapse between the time when the decision to sell it is made and the time when the Portfolio will be able to sell the investment, with a possible adverse effect upon the amount to be realized from the sale.

Notwithstanding these limitations a Portfolio may purchase securities which, though not registered under the Securities Act of 1933 (the “1933 Act”), are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. Rule 144A permits unregistered securities to be traded among qualified institutional investors, including the Portfolios. Rule 144A securities that are determined to be liquid are not subject to the limitations on illiquid assets. The Portfolio’s investment adviser, Mason Street Advisors, LLC, determines and monitors the liquidity status of each Rule 144A security in which a Portfolio invests, subject to supervision and oversight by the Board of Directors of the Portfolio. The investment adviser takes into account all of the factors which may have a material bearing on the ability of the Portfolio to dispose of the security in seven days or less, at a price reasonably consistent with the value used to determine the Portfolio’s net asset value per share, including the following factors: (1) the frequency and volume of trades, (2) the number and sources of price quotes, (3) the number, and identity, of dealers willing to purchase or sell the issue, and the number and identity of other potential purchasers, (4) any dealer undertakings to make a market in the security, (5) the nature of the security, and (6) the nature of the market in which the issue is traded, including the time typically required to make trades, the methods of soliciting offers and the mechanics of transfer.

Securities Lending

Each Portfolio except the Money Market Portfolio may lend its portfolio securities to broker-dealers or other qualified institutions. The loans must be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of money market instruments and other liquid assets. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolios have the right to call each loan and obtain the securities within the normal settlement period for the securities. The risks in lending portfolio securities consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral if the borrower defaults. Securities loans will be made only to borrowers found by the adviser or a subadviser to be creditworthy and will not be made unless, in the judgment of the adviser or subadviser, the consideration to be earned from such loans would justify the risk.

The Capital Guardian Domestic Equity Portfolio does not currently intend to engage in securities lending.

Securities on The Restricted List of Mason Street Advisors, LLC

A Portfolio may be precluded from purchasing or selling securities of issuers that from time to time are placed on the restricted lists of the investment adviser (or its sub-adviser) or certain of its corporate affiliates. An issuer may be placed on one or more of these restricted lists, for example, (i) when certain employees of an adviser or its corporate affiliates come into possession of what may be material, nonpublic information or (ii) as necessary to ensure compliance with other securities laws or regulations. The presence of an issuer or security on the restricted list of a Portfolio’s investment adviser or sub-adviser) or certain of its corporate affiliates could impair the Portfolio’s ability to sell and buy securities.

Risk Factors for Foreign Securities, Foreign Currencies and Foreign Interest Rates

Foreign Securities Each Portfolio may invest all or a portion of its assets in foreign securities, meaning securities of issues domiciled in foreign countries.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Portfolios, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing their assets and calculating their net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. To the extent issues domiciled in the U.S. have extensive business markets or operations overseas, certain of these risk factors may also be present when investing in the securities of those U.S. issuers.

Emerging markets. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may be greater for some emerging market countries than others. Currently, emerging market countries include, for example, China, India and a number of countries in Eastern Europe, Latin America and Southeast Asia. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict each Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Portfolios may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the shareholders of a Portfolio.

Currency Each Portfolio’s management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Portfolio changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Portfolios from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

Each Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Further, certain currencies may not be internationally traded. Some countries in which the Portfolios may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar.

Certain currencies may experience a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Portfolio’s securities are denominated may have a detrimental impact on that Portfolio. A Portfolio’s manager endeavors to follow a flexible policy seeking to avoid unfavorable consequences and to take advantage of favorable developments that may impact securities denominated in foreign currencies. The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

Interest rates To the extent each Portfolio invests in debt securities denominated in a particular foreign currency, changes in interest rates in the domicile country of that currency will affect the value of the assets so invested and, consequently, the Portfolio’s share price. Rising interest rates in a foreign country, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security denominated in that country’s currency to decrease, having a negative effect on the value of the Portfolio’s shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times. Fluctuations in foreign interest rates will not necessarily correspond with fluctuations in U.S. interest rates.

Initial Public Offerings

Each Portfolio may participate in initial public offerings. In its early years of operation, the Small Cap Growth Stock Portfolio benefited from participation in a number of initial public offerings which experienced almost immediate appreciation. For IPO offerings in which the adviser or sub-adviser of a

Portfolio is offered a relatively small number of shares, a disproportionate number of such shares may be allocated to that Portfolio, in the adviser’s or sub-adviser’s discretion.

Portfolio Turnover

Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. The annual portfolio turnover rates of the Portfolios cannot be accurately predicted. It is anticipated that the annual portfolio turnover rate for the Index 500 Stock Portfolio will not exceed 7%, that the rate for the Asset Allocation Portfolio will generally not exceed 200%, and that the rates for the High Yield Bond and Select Bond Portfolios will generally not exceed 250%. For the other Portfolios, it is anticipated that the rate will generally not exceed 100%. Factors that might cause actual portfolio rates to differ from these anticipated rates include, for example, market and economic factors, and portfolio re-positioning in response to a shift in strategy or outlook. Short-term debt securities are excluded in the calculation of portfolio turnover rates. U.S. Government securities are included in the calculation of portfolio turnover rates.

For years 2004 and 2005, the portfolio turnover rates were:

Portfolio Turnover Rate	2005	2004
Small Cap Growth Stock	69.50%	87.74%
T. Rowe Price Small Cap Value	17.74%	19.22%
Aggressive Growth Stock	83.42%	71.24%
International Growth	70.60%	70.84%
Franklin Templeton International Equity	3.71%	18.65%
AllianceBernstein Mid Cap	31.15%	33.05%
Index 400 Stock	18.63%	16.46%
Janus Capital Appreciation	45.20%	25.42%
Growth Stock	31.74%	34.53%
Large Cap Core Stock	32.23%	33.64%
Capital Guardian Domestic Equity	35.19%	32.97%
T. Rowe Price Equity Income	16.01%	15.21%
Index 500 Stock	5.36%	3.45%
Asset Allocation	90.04%*	116.65%
Balanced	80.21%*	100.02%
High Yield Bond	118.63%	162.00%
Select Bond	179.05%*	213.87%

The annual portfolio turnover rate of each Portfolio is the lesser of purchases or sales of the Portfolio’s securities for the year stated as a percentage of the monthly average value of the Portfolio’s securities.

*	Portfolio Turnover rate excludes the impact of mortgage dollar roll transactions.

MANAGEMENT OF THE FUND

General

The Board of Directors of the Fund is responsible for setting and overseeing the investment objectives and policies of the Fund, but delegates daily management of the Fund to the investment adviser, the subadvisers where applicable and the officers of the Fund. The following table lists the Directors and Officers of the Fund together with a brief description of their principal occupations during the past five years, the year they were first elected or appointed to their position with the Fund and certain other information. Ages and the number of portfolios in the fund complex overseen by the directors are as of May 1, 2006.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director

Edward J. Zore 720 East Wisconsin Ave. Milwaukee, WI 53202 (60)	Chairman of the Board	2000*	President and Chief Executive Officer of Northwestern Mutual	18	Manpower, Inc.; Trustee of Northwestern Mutual

Independent Directors

Michael G. Smith 221 North Adams Hinsdale, IL 60521 (62)	Director	2003*	Private Investor; retired since 1999 as Managing Director, Corporate and Institutional Client Group, Central Region, Merrill Lynch and Co., Inc. (international investment banking)	18	Trustee of Ivy Fund

William A. McIntosh 525 Sheridan Road Kenilworth, IL 60043 (67)	Director	1997*	Financial consulting; Adjunct Faculty Member, Howard University, Washington, D.C.; prior thereto, retired Division Head, U.S. Fixed Income of Salomon Brothers (investment securities)	18	MGIC Investment Corporation; Comdisco Holding Company, Inc.

Officers

Mark G. Doll 720 East Wisconsin Ave. Milwaukee, WI 53202 (56)	President	2003*	Senior Vice President of Northwestern Mutual. President and Director of Mason Street Advisors, LLC since 2002; prior thereto, President and Assistant Treasurer-Public Markets of Northwestern Investment Management Company, LLC	N/A	N/A

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Walter M. Givler 720 East Wisconsin Ave. Milwaukee, WI 53202 (48)	Vice President, Chief Financial Officer and Treasurer	2003*	Vice President of Investment Accounting for Northwestern Mutual since 2002; Vice President and Associate Controller, 2002; Associate Controller from 2001 to 2002; prior thereto, Director of New Business, Large Case Division	N/A	N/A

Kate M. Fleming 720 East Wisconsin Ave. Milwaukee, WI 53202 (44)	Vice President– Operations	2004*	Vice President– Operations of Mason Street Advisors, LLC since 2004. Prior thereto, Assistant General Counsel of Northwestern Mutual	N/A	N/A

Patricia L. Van Kampen 720 East Wisconsin Ave. Milwaukee, WI 53202 (54)	Vice President– Invest- ments	1996*	Managing Director of Mason Street Advisors, LLC since 2002; prior thereto, Managing Director of Northwestern Investment Management Company, LLC	N/A	N/A

William R. Walker 720 East Wisconsin Ave. Milwaukee, WI 53202 (49)	Vice President– Invest- ments	1996*	Managing Director of Mason Street Advisors, LLC since 2002; prior thereto, Managing Director of Northwestern Investment Management Company, LLC	N/A	N/A

Steven P. Swanson 720 East Wisconsin Ave. Milwaukee, WI 53202 (52)	Vice President– Invest- ments	1996*	Managing Director of Mason Street Advisors, LLC since 2002; prior thereto, Managing Director of Northwestern Investment Management Company, LLC	N/A	N/A

Jefferson V. DeAngelis 720 East Wisconsin Ave. Milwaukee, WI 53202 (48)	Vice President– Invest- ments	1996*	Managing Director of Mason Street Advisors, LLC since 2002; prior thereto, Managing Director of Northwestern Investment Management Company, LLC	N/A	N/A

David R. Keuler 720 East Wisconsin Ave. Milwaukee, WI 53202 (44)	Vice President– Invest- ments	2002*	Managing Director of Mason Street Advisors, LLC since 2003. Director of Mason Street Advisors, LLC from 2002 to 2003. Prior thereto, Director of Northwestern Investment Management Company, LLC	N/A	N/A

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Thomas A. Carroll 720 East Wisconsin Ave. Milwaukee, WI 53202 (51)	Vice President– Invest-ments	2002*	Managing Director of Mason Street Advisors, LLC since 2002; prior thereto, Managing Director of Northwestern Investment Management Company, LLC	N/A	N/A

Michael P. Johnson 720 East Wisconsin Ave. Milwaukee, WI 53202 (44)	Vice President– Invest-ments	2003*	Director of Mason Street Advisors, LLC since 2002; prior thereto, Director of Northwestern Investment Management Company, LLC	N/A	N/A

Jill M. Grueninger 720 East Wisconsin Ave. Milwaukee, WI 53202 (41)	Vice President– Invest-ments	2006*	Director of Mason Street Advisors, LLC since 2002; prior thereto, Director of Northwestern Investment Management Company, LLC	N/A	N/A

R. David Ells 720 East Wisconsin Ave. Milwaukee, WI 53202 (37)	Vice President– Invest-ments	2006*	Director of Mason Street Advisors, LLC since 2004; Senior Vice President of Deerfield Capital Management, LLC from 2003 - 2004; Senior Vice President of Enterprise Advisors/ Imagine Reinsurance from 2002-2003; prior thereto Director – Portfolio Management of The Liberty Hampshire Company	N/A	N/A

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Curtis J. Ludwick 720 East Wisconsin Ave. Milwaukee, WI 53202 (36)	Vice President– Invest-ments	2006*	Director of Mason Street Advisors, LLC since 2002; prior thereto, Director of Northwestern Investment Management Company, LLC	N/A	N/A

Andrew T. Wassweiler 720 East Wisconsin Ave. Milwaukee, WI 53202 (38)	Vice President– Invest-ments	2006*	Director of Mason Street Advisors, LLC since 2002; prior thereto, Director of Northwestern Investment Management Company, LLC	N/A	N/A

Michael W. Zielinski 720 East Wisconsin Ave. Milwaukee, WI 53202 (31)	Chief Com- pliance Officer	2005*	Chief Compliance Officer of Mason Street Advisors, LLC since 2006; Counsel, Northwestern Mutual since 2004; Associate Counsel, Quasar Distributors, LLC (broker-dealer) from 2003 to 2004; Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (mutual fund service provider) from 2001 to 2003	N/A	N/A

Randy M. Pavlick 720 East Wisconsin Ave. Milwaukee, WI 53202 (46)	Secretary	2006*	Assistant General Counsel of Northwestern Mutual and Assistant Secretary of Mason Street Advisors, LLC, each since 2004; prior thereto, Vice President and General Counsel of UMB Financial Services, Inc. (formally Sunstone Financial Group, Inc.) (mutual fund service provider) from 1993 to 2004	N/A	N/A

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Barbara E. Courtney 720 East Wisconsin Ave. Milwaukee, WI 53202 (48)	Controller	1996*	Director of Mutual Fund Accounting of Northwestern Mutual since 2002; prior thereto, Associate Director	N/A	N/A

*	Each of the directors will serve for a twelve-year term commencing as of May 1, 2003, or until their earlier death, resignation, retirement or removal from office and election and qualification of their successors. Each officer holds office until their successor shall have been duly elected or until their prior death, resignation or removal.

Mr. Zore is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, because he is a Trustee of The Northwestern Mutual Life Insurance Company, the parent corporation of the Fund’s investment adviser. Mr. Zore is also the President and CEO of The Northwestern Mutual Life Insurance Company, and a director of Northwestern Mutual Wealth Management Company and Frank Russell Company, corporate affiliates of Northwestern Mutual Life Insurance Company. Each of the Directors and principal officers of the Fund who is also an affiliated person of Mason Street Advisors, LLC (“MSA”) or Northwestern Mutual is named above, together with the capacity in which such person is affiliated with MSA or Northwestern Mutual.

In the table above, the “fund complex” includes only the Northwestern Mutual Series Fund, Inc. Each of the above officers and directors serves in the same capacities as officers and directors of the Mason Street Funds, a registered investment company for which MSA serves as investment adviser. Effective as of March 31, 2006, as part of reorganizations adopted by the Mason Street Funds, the assets of the 11 portfolios of the Mason Street Funds were transferred to new and existing mutual funds of two unaffiliated mutual fund families. The Mason Street Funds are in the process of deregistering and dissolving and will cease to exist once these activities are completed.

An Audit Committee and Nominating Committee have been established for the Fund. The purpose of the Audit Committee is to act for the Board in overseeing the integrity of the Fund’s financial statements. To perform this function, the Audit Committee has direct access to the Fund Officers and internal auditors, as well as the independent accountants. In addition, the Audit Committee may meet with other members of management and employees when, in its judgment, such meetings are warranted. The Nominating Committee is authorized to select and nominate those Directors of the Fund who are not “interested persons” of the Fund (as that term is defined in section 2(a)(19) of the Investment Company Act of 1940). As of April 30, 2006, the Audit and Nominating Committees were comprised of Messrs. McIntosh and Smith, each of whom is not an “interested person” of the Fund within the meaning of the Investment Company Act. The Audit Committee normally meets as scheduled in conjunction with Board meetings four times a year. Four meetings of the Audit Committee were held in the fiscal year ended December 31, 2005. The Nominating Committee meets when necessary to consider the nomination of new Directors. No meetings of the Nominating Committee were held in the fiscal year ended December 31, 2005.

Codes of Ethics

The Fund, Mason Street Advisors, LLC and Northwestern Mutual Investment Services, LLC, as well as each of the sub-advisers, have adopted codes of ethics under Rule 17j-1 under the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Approval of the Investment Advisory Agreements

The Directors of the Fund request and evaluate information that they and the Fund’s investment adviser determine to reasonably be necessary for the Directors to evaluate the terms of the Investment Advisory Agreements between the Fund and its investment adviser, Mason Street Advisors, LLC, in accordance with their respective responsibilities under the Investment Company Act of 1940. The Directors receive detailed information about the investment operations of each Portfolio of the Fund. Investment performance for each of the Portfolios is evaluated by the Directors by reference to the performance of an appropriate peer group and/or one or more relevant market indices. The Directors also evaluate the investment advisory fee for each Portfolio and Portfolio operating expenses by comparison with expenses of a relevant mutual fund universe and categories of mutual funds. In addition to these material factors the Directors review and evaluate compliance and other matters at their quarterly meetings and annually when the renewal of the investment advisory arrangements is proposed. A discussion regarding the action taken and the basis for approval by the Fund’s Board of Directors of each advisory and sub-advisory agreement approved during the reporting period appears in the Fund's annual and semi-annual shareholder reports.

Compensation of Officers and Directors

The Fund pays no salaries or compensation to any of its officers or Directors employed by Northwestern Mutual. Mason Street Advisors, LLC, the investment advisor to the Fund during fiscal year 2005, paid each of the other Directors of the Fund a total of $45,000 per year, consisting of a $27,000 retainer paid in January and $18,000 in meeting fees. For the 2006 fiscal year, Mason Street Advisors, LLC will pay each of the other Directors $55,000 consisting of a retainer and regular meeting fees.

Mason Street Funds, Inc. paid each of the other Directors fees totaling $15,000 in 2005, consisting of a $9,000 retainer paid in April and $6,000 in meeting fees. The Fund neither pays nor accrues any pension or retirement benefits to any of the Directors.

The table below sets forth the compensation paid to the Directors of the Fund during the 2005 fiscal year, including payments they received from the Mason Street Funds for services as directors of the Mason Street Funds.

Compensation Table

(1) Name of Person, Position	(2) Aggregate Compensation From Registrant	(3) Pension or Retirement Benefits Accrued as Part of Fund Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation From Series Fund Registrant and Fund Complex Paid to Directors in 2005
Interested Director
Edward J. Zore Director	None	None	None	None
Independent Directors
Martin F. Stein,[1] Director	None	None	None	$60,000
William A. McIntosh, Director	None	None	None	$60,000
Louis A. Holland[1] Director	None	None	None	$60,000
Michael G. Smith Director	None	None	None	$60,000
Elizabeth L. Majers[1] Director	None	None	None	$60,000

Directors’ Holdings in the Northwestern Mutual Series Fund, Inc.

The following table sets forth the Northwestern Mutual Series Fund, Inc. Portfolio holdings as of March 31, 2006, of the independent and interested directors, who were directors on May 1, 2006. These holdings are indirect, based on investments in variable annuity contracts and variable life insurance policies issued by The Northwestern Mutual Life Insurance Company. In addition, the amount owned by the directors and officers as a group is less than 1% of the Fund. The independent directors would no

[1]	Mr. Stein died in March 2006, Mr. Holland resigned as a director of the Fund in April 2006, and Ms. Majers resigned as a director of the Fund in October 2005.

longer be considered independent if they were to invest in variable annuity contracts and variable life policies issued by Northwestern Mutual (and thereby indirectly invest in the Portfolios).

	Smith	McIntosh	Zore*
Aggregate Holdings, All Portfolios	NONE	NONE	OVER $100,000
Small Cap Growth Stock Portfolio	None	None	None
T. Rowe Price Small Cap Value Portfolio	None	None	None
Aggressive Growth Stock Portfolio	None	None	$50,001- $100,000
International Growth Portfolio	None	None	None
Franklin Templeton International Equity Portfolio	None	None	$50,001- $100,000
AllianceBernstein Mid Cap Value Portfolio	None	None	None
Index 400 Stock Portfolio	None	None	None
Janus Capital Appreciation Portfolio	None	None	None
Growth Stock Portfolio	None	None	None
Large Cap Core Stock Portfolio	None	None	None
Capital Guardian Domestic Equity Portfolio	None	None	None
T. Rowe Price Equity Income Portfolio	None	None	None
Index 500 Stock Portfolio	None	None	Over $100,000
Asset Allocation Portfolio	None	None	None
Balanced Portfolio	None	None	None
High Yield Bond Portfolio	None	None	$10,001- $50,000
Select Bond Portfolio	None	None	None
Money Market Portfolio	None	None	None

*	Mr. Zore is an Interested Director, as described on page B-32.

As of March 31, 2006, the portfolios of the Mason Street Funds, Inc. were reorganized into newly created and existing funds that are part of mutual fund families not overseen by the Directors. Therefore, as of that date none of the Directors held any shares of the Mason Street Funds.

OWNERSHIP OF SHARES OF THE FUND

All of the outstanding shares of the Fund are held by Northwestern Mutual for its General Account and for its separate investment accounts used for variable annuity contracts and variable income policies. Additional shares are being offered only to Northwestern Mutual and the separate investment accounts. Northwestern Mutual is a Wisconsin corporation.

The following tables show the allocation of shares of the Portfolios of the Fund among the General Account and the separate investment accounts as of March 31, 2006.

SMALL CAP GROWTH STOCK PORTFOLIO

General Account	—	shares	(0.0%)
NML Variable Annuity Account A	6,118,489	shares	(3.0%)
NML Variable Annuity Account B	97,253,525	shares	(48.5%)
NML Variable Annuity Account C	14,403,780	shares	(7.2%)
Northwestern Mutual Variable Life Account	82,710,448	shares	(41.3%)

Total	200,486,242	shares	(100.0%)

T. ROWE PRICE SMALL CAP VALUE PORTFOLIO

General Account	—	shares	(0.0%)
NML Variable Annuity Account A	5,312,222	shares	(3.5%)
NML Variable Annuity Account B	84,372,463	shares	(55.1%)
NML Variable Annuity Account C	771,127	shares	(0.5%)
Northwestern Mutual Variable Life Account	62,560,186	shares	(40.9%)

Total	153,015,998	shares	(100.0%)

AGGRESSIVE GROWTH STOCK PORTFOLIO

General Account	—	shares	(0.0%)
NML Variable Annuity Account A	13,905,582	shares	(3.8%)
NML Variable Annuity Account B	211,261,197	shares	(57.2%)
NML Variable Annuity Account C	23,726,338	shares	(6.4%)
Northwestern Mutual Variable Life Account	120,633,132	shares	(32.6%)

Total	369,526,249	shares	(100.0%)

INTERNATIONAL GROWTH PORTFOLIO

General Account	—	shares	(0.0%)
NML Variable Annuity Account A	5,095,846	shares	(3.9%)
NML Variable Annuity Account B	86,159,086	shares	(65.5%)
NML Variable Annuity Account C	556,506	shares	(0.4%)
Northwestern Mutual Variable Life Account	39,689,695	shares	(30.2%)

Total	131,501,133	shares	(100.0%)

FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO

General Account	—	shares	(0.0%)
NML Variable Annuity Account A	20,238,840	shares	(3.2%)
NML Variable Annuity Account B	352,422,737	shares	(55.6%)
NML Variable Annuity Account C	38,717,189	shares	(6.1%)
Northwestern Mutual Variable Life Account	222,356,190	shares	(35.1%)

Total	633,734,956	shares	(100.0%)

ALLIANCEBERNSTEIN MID CAP VALUE PORTFOLIO

General Account	28,742,345	shares	(41.0%)
NML Variable Annuity Account A	1,095,252	shares	(1.6%)
NML Variable Annuity Account B	26,019,907	shares	(37.1%)
NML Variable Annuity Account C	403,738	shares	(0.6%)
Northwestern Mutual Variable Life Account	13,787,383	shares	(19.7%)

Total	70,048,625	shares	(100.0%)

INDEX 400 STOCK PORTFOLIO

General Account	—	shares	(0.0%)
NML Variable Annuity Account A	8,672,343	shares	(2.7%)
NML Variable Annuity Account B	168,980,726	shares	(52.7%)
NML Variable Annuity Account C	22,115,669	shares	(6.9%)
Northwestern Mutual Variable Life Account	120,660,026	shares	(37.7%)

Total	320,428,764	shares	(100.0%)

JANUS CAPITAL APPRECIATION PORTFOLIO

General Account	13,017,369	shares	(16.0%)
NML Variable Annuity Account A	2,574,880	shares	(3.2%)
NML Variable Annuity Account B	40,162,965	shares	(49.5%)
NML Variable Annuity Account C	543,402	shares	(0.7%)
Northwestern Mutual Variable Life Account	24,830,921	shares	(30.6%)

Total	81,129,537	shares	(100.0%)

GROWTH STOCK PORTFOLIO

General Account	—	shares	(0.0%)
NML Variable Annuity Account A	10,375,270	shares	(3.1%)
NML Variable Annuity Account B	167,606,605	shares	(51.0%)
NML Variable Annuity Account C	12,709,519	shares	(3.9%)
Northwestern Mutual Variable Life Account	138,168,742	shares	(42.0%)

Total	328,860,136	shares	(100.0%)

LARGE CAP CORE STOCK PORTFOLIO

General Account	—	shares	(0.0%)
NML Variable Annuity Account A	11,662,203	shares	(2.9%)
NML Variable Annuity Account B	217,676,606	shares	(54.1%)
NML Variable Annuity Account C	17,725,443	shares	(4.4%)
Northwestern Mutual Variable Life Account	155,260,773	shares	(38.6%)

Total	402,325,025	shares	(100.0%)

CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO

General Account	—	shares	(0.0%)
NML Variable Annuity Account A	6,724,615	shares	(2.6%)
NML Variable Annuity Account B	161,606,474	shares	(62.4%)
NML Variable Annuity Account C	1,215,725	shares	(0.5%)
Northwestern Mutual Variable Life Account	89,438,213	shares	(34.5%)

Total	258,985,027	shares	(100.0%)

T. ROWE PRICE EQUITY INCOME PORTFOLIO

General Account	27,873,523	shares	(26.6%)
NML Variable Annuity Account A	2,509,079	shares	(2.4%)
NML Variable Annuity Account B	49,769,907	shares	(47.5%)
NML Variable Annuity Account C	106,953	shares	(0.1%)
Northwestern Mutual Variable Life Account	24,501,770	shares	(23.4%)

Total	104,761,232	shares	(100.0%)

INDEX 500 STOCK PORTFOLIO

General Account	—	shares	(0.0%)
NML Variable Annuity Account A	24,351,231	shares	(3.9%)
NML Variable Annuity Account B	339,771,685	shares	(54.0%)
NML Variable Annuity Account C	29,425,749	shares	(4.7%)
Northwestern Mutual Variable Life Account	235,234,587	shares	(37.4%)

Total	628,783,252	shares	(100.0%)

ASSET ALLOCATION PORTFOLIO

General Account	—	shares	(0.0%)
NML Variable Annuity Account A	8,900,155	shares	(4.1%)
NML Variable Annuity Account B	176,978,899	shares	(82.1%)
NML Variable Annuity Account C	1,589,974	shares	(0.7%)
Northwestern Mutual Variable Life Account	28,208,265	shares	(13.1%)

Total	215,677,293	shares	(100.0%)

BALANCED PORTFOLIO

General Account	—	shares	(0.0%)
NML Variable Annuity Account A	87,813,206	shares	(5.8%)
NML Variable Annuity Account B	1,241,314,770	shares	(81.2%)
NML Variable Annuity Account C	36,647,777	shares	(2.4%)
Northwestern Mutual Variable Life Account	162,586,718	shares	(10.6%)

Total	1,528,362,471	shares	(100.0%)

HIGH YIELD PORTFOLIO

General Account	—	shares	(0.0%)
NML Variable Annuity Account A	8,120,780	shares	(2.4%)
NML Variable Annuity Account B	240,995,857	shares	(70.1%)
NML Variable Annuity Account C	8,908,009	shares	(2.6%)
Northwestern Mutual Variable Life Account	85,449,831	shares	(24.9%)

Total	343,474,477	shares	(100.0%)

SELECT BOND PORTFOLIO

General Account	—	shares	(0.0%)
NML Variable Annuity Account A	23,290,275	shares	(3.5%)
NML Variable Annuity Account B	537,179,103	shares	(79.8%)
NML Variable Annuity Account C	13,057,429	shares	(1.9%)
Northwestern Mutual Variable Life Account	99,844,472	shares	(14.8%)

Total	673,371,279	shares	(100.0%)

MONEY MARKET PORTFOLIO

General Account	—	shares	(0.0%)
NML Variable Annuity Account A	13,641,200	shares	(4.0%)
NML Variable Annuity Account B	204,091,693	shares	(59.3%)
NML Variable Annuity Account C	2,959,625	shares	(0.9%)
Northwestern Mutual Variable Life Account	123,195,241	shares	(35.8%)

Total	343,887,759	shares	(100.0%)

The shares held in connection with certain of the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from owners of variable annuity contracts and variable life insurance policies. The shares held in its General Account are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws or regulations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.

INVESTMENT ADVISORY AND OTHER SERVICES

The Fund’s investment adviser, Mason Street Advisors, LLC (“MSA”), is a wholly-owned company of Northwestern Mutual. MSA and its predecessor, Northwestern Mutual Investment Services, LLC, have served as investment adviser to each of the mutual funds sponsored by Northwestern Mutual. The adviser provides investment advice and recommendations regarding the purchase and sale of securities for the Portfolios and the selection of brokers pursuant to Investment Advisory Agreements (the “Agreements”). Each Agreement provides that the adviser will also provide certain services and pay the expenses of the Fund for certain other administrative services, office space and facilities and the services of all directors, officers and employees of the Fund. Each Portfolio (except the Select Bond, Money Market and Balanced Portfolios) pays its own expenses for fees for services rendered by the custodian, legal counsel and auditors; costs of Federal registrations of Fund shares; expenses of meetings and reports; taxes; and brokerage and other expenses directly related to portfolio transactions.

For acting as investment adviser and for providing such services and paying such expenses the adviser is paid a monthly fee at the annual rates set forth in the prospectus for the respective Portfolios. The Fund also pays all interest charges, brokerage commissions, taxes and extraordinary expenses incurred in connection with the operation of the Fund. Expenses paid by the Fund are charged to the Portfolios to which the expenses relate.

The following table reflects the advisory fees received by MSA for fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, for its services as investment advisor to the Fund.

Name of Fund	2005	2004	2003
Small Cap Growth Stock Portfolio	$2,543,865	$2,169,834	$1,703,732
T. Rowe Price Small Cap Value Portfolio	1,843,880	1,300,634	736,321
Aggressive Growth Stock Portfolio	6,282,923	6,185,067	5,545,586
International Growth Portfolio	911,298	624,626	360,826
Franklin Templeton International Equity Portfolio	6,846,001	5,621,401	4,249,477
AllianceBernstein Mid Cap Value Portfolio	710,012	465,250	191,995
Index 400 Stock Portfolio	1,118,182	938,500	668,867
Janus Capital Appreciation Portfolio	708,724	345,805	165,998
Growth Stock Portfolio	2,873,418	2,786,105	2,519,118
Large Cap Core Stock Portfolio	2,051,389	1,933,138	1,764,274
Capital Guardian Domestic Equity Portfolio	1,458,077	1,013,694	638,372
T. Rowe Price Equity Income Portfolio	729,586	428,127	151,751
Index 500 Stock Portfolio	3,736,784	3,576,912	3,004,119
Asset Allocation Portfolio	1,188,539	917,215	670,628
Balanced Portfolio	8,743,246	8,689,223	8,036,742
High Yield Bond Portfolio	1,092,620	990,212	824,549
Select Bond Portfolio	2,173,266	1,886,717	1,897,541
Money Market Portfolio	1,029,176	1,094,309	1,420,039

MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. Northwestern Mutual provides related facilities and personnel which are utilized by MSA in performing its obligations under the Agreements.

“Northwestern Mutual Life” is the name and service mark of The Northwestern Mutual Life Insurance Company and the right of the Fund to use the name and mark is subject to the consent of Northwestern Mutual. Under the Agreement providing such consent, the Fund recognizes the prior rights of Northwestern Mutual in the name and mark, agrees that use of the name and mark by the Fund will inure to the benefit of Northwestern Mutual and agrees that its right to use the name and mark can be terminated by Northwestern Mutual and will automatically be terminated if at any time MSA ceases to be the investment adviser to the Fund or if MSA ceases to be an affiliated company of Northwestern Mutual.

Templeton Investment Counsel, LLC (“Templeton Counsel”), a Delaware limited liability company with principal offices at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Franklin Templeton International Equity Portfolio, subject to the general control of the Board of Directors of the Fund. Templeton Counsel is a wholly-owned, indirect subsidiary of Franklin Resources, Inc. Certain clients of Templeton Counsel may have investment objectives and policies similar to those of the Franklin Templeton International Equity Portfolio. Templeton Counsel may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Franklin Templeton International Equity Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the Franklin Templeton International Equity Portfolio. When two or more of the clients of Templeton Counsel (including the Franklin Templeton International Equity Portfolio) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. For its services pursuant to the sub-advisory agreement, Templeton Counsel is paid, by MSA, compensation at the annual rate of .50% of the average net assets of the Franklin Templeton International Equity Portfolio, reduced to .40% on assets in excess of $100 million.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, provides investment services to the T. Rowe Price Small Cap Value Portfolio and the T. Rowe Price Equity Income Portfolio pursuant to investment sub-advisory agreements. For the services provided for the T. Rowe Price Small Cap Value Portfolio, MSA pays T. Rowe Price a fee at the annual rate of .60% of the Portfolio’s net assets. For services provided to the T. Rowe Price Equity Income Portfolio, MSA pays T. Rowe Price at the annual rate of 0.40% of the Portfolio’s net assets, reduced to 0.35% on net assets in excess of $500 million. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. As of December 31, 2005, assets under management were approximately $269.5 billion.

Capital Guardian Trust Company (“Capital Guardian”), 333 South Hope Street, Los Angeles, California 90071, provides investment services to the Capital Guardian Domestic Equity Portfolio, pursuant to an investment sub-advisory agreement. Capital Guardian is a wholly-owned indirect subsidiary of The Capital Group Companies, Inc. For the services provided, MSA pays Capital Guardian an annual fee of $375,000 on the Portfolio’s assets with a market value of $100 million or less. Once the account satisfies the minimum account size of $100 million and its corresponding minimum annual fee of $375,000, then the fees will be charged according to the following rates:

Market Value:	Annual Fee Rate
First $25MM	0.55 of 1%
Next $25MM	0.40 of 1%
Over $50MM	0.275 of 1%

A fee discount may apply based on the aggregated annual fees paid on assets managed by Capital Guardian for Northwestern Mutual and its affiliates.

Janus Capital Management LLC (“Janus Capital”), 151 Detroit Street, Denver, Colorado 80206, provides investment services to the Janus Capital Appreciation Portfolio, pursuant to an investment sub-advisory agreement. For the services provided, MSA pays Janus Capital at the annual rate of 0.55% of the first $100 million of the Portfolio assets, 0.50% on the next $400 million, and 0.45% on assets in excess of $500 million.

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105, provides investment services to the AllianceBernstein Mid Cap Value Portfolio, pursuant to an investment sub-advisory agreement. For the services provided, MSA pays AllianceBernstein at the annual rate of 0.72% on the first $25 million, 0.54% on the next $225 million and 0.50% on assets in excess of $250 million, subject to a minimum annual fee of $16,000.

Northwestern Mutual is the licensee under two License Agreements with Standard & Poor’s, dated as of November 30, 1990 and February 19, 1999 for the S&P 500® Index and the S&P MidCap 400® Index, respectively, relating to the Fund as well as certain other mutual funds sponsored by Northwestern Mutual. The following disclaimers and limitations are included in accordance with the requirements of the License Agreements:

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P®”), a division of The McGraw-Hill Companies, Inc., and none of the Portfolios of the Fund is so sponsored, endorsed, sold or promoted. S&P® makes no representation or warranty, express or implied, to the owners of the Fund or any of its Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Fund or any of its Portfolios particularly or the ability of the S&P 500® Index or the S&P MidCap 400® Index to track general stock market performance. S&P®’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index and the S&P MidCap 400® Index, both of which are determined, composed and calculated by S&P® without regard to the Licensee or the Fund. S&P® has no obligation to take the needs of the Licensee or the owners of the Fund or any of its Portfolios into consideration in determining, composing or calculating the S&P 500® Index and the S&P MidCap 400® Index. S&P® is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund or any of its Portfolios to be issued or in the determination or calculation of the equation by which the Fund or any of its Portfolios is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR THE S&P MIDCAP 400® INDEX OR ANY DATA INCLUDED THEREIN AND S&P® SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR THE S&P MIDCAP 400® INDEX OR ANY DATA INCLUDED THEREIN. S&P® MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX AND THE S&P MIDCAP 400® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The custodian for the Balanced and Select Bond Portfolios is Mellon Bank, N.A., One Mellon Bank Center, Room 1035, Pittsburgh, PA 15258. The custodian for the Franklin Templeton International Equity and International Growth Stock Portfolios and for foreign securities held by the other Portfolios is Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109. The custodian for domestic securities held by the other Portfolios is J.P. Morgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070. The custodians maintain custody of securities and other assets of the respective Portfolios and perform certain services in connection with the purchase, sale, exchange and pledge of securities of the Portfolios.

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, is the independent registered public accounting firm for the Fund and performs auditing services for the Fund.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

Certain of the Fund’s portfolio managers or members of the investment team as identified in the Prospectus also manage other mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The table below identifies for each person, the number of accounts (other than the Portfolios), for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. These categories are collectively referred to as “accounts.” To the extent that any of these accounts pay advisory fees that are based on the performance of the account, that information is specifically identified. The following information is as of December 31, 2005, unless otherwise noted.

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
R. David Ells	Asset Allocation Portfolio Select Bond Portfolio Balanced Portfolio	2 registered investment companies with $258.3 million in total assets under management	0	3 other accounts with $4.93 billion in total assets under management[2]

Patricia L. Van Kampen	Balanced Portfolio Index 500 Stock Portfolio Index 400 Stock Portfolio	2 registered investment companies with $409 million in total assets under management	0	1 other account with $448 million in total assets under management[2]

William R. Walker	Small Cap Growth Stock Portfolio Aggressive Growth Stock Portfolio	2 registered investment companies with $250 million in total assets under management	0	0

Thomas A. Carroll	International Growth Portfolio Asset Allocation Portfolio	1 registered investment company with $36 million in total assets under management	0	1 other accounts with $1.93 billion in total assets under management[2]

David R. Keuler	Growth Stock Portfolio Asset Allocation Portfolio	2 registered investment companies with $214 million in total assets under management	0	2 other account with $1.42 billion in total assets under management[2]

Michael P. Johnson	Growth Stock Portfolio	1 registered investment company with $153 million in total assets under management	0	3 other accounts with $819 million in total assets under management[2]

[2]	These accounts consist of accounts of MSA’s parent and its affiliates. The assets under management reflect only those assets of the account(s) for which the portfolio manager is responsible.

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Curtis J. Ludwick	Large Cap Core Stock Portfolio	1 registered investment company with $157 million in total assets under management	0	1 other accounts with $237 million in total assets under management[2]

Andrew T. Wassweiler	Asset Allocation Portfolio High Yield Bond Portfolio	2 registered investment companies with $160.9 million in total assets under management	0	1 other account with $156.8 million in total assets under management[2]

Jill M. Grueninger	Asset Allocation Portfolio	1 registered investment company with $23 million in total assets under management	0	3 other accounts with $1.07 billion in total assets under management[2]

Gary P. Motyl[3]	Franklin Templeton International Equity Portfolio	11 registered investment companies with $8.2 billion in total assets under management	1 other pooled investment vehicles with $519.5 million in total assets under management	45 other accounts with $10.34 billion in total assets under management

Dr. Guang Yang[3]	Franklin Templeton International Equity Portfolio	7 registered investment companies with $9.3 billion in total assets under management	1 other pooled investment vehicles with $519.5 million in total assets under management	31 other accounts with $5.7 billion in total assets under management

Karen A. Miller	Capital Guardian Domestic Equity Portfolio	13 registered investment companies with $5.82 billion in total assets under management[4]	15 other pooled investment vehicles with $2.7 billion in total assets under management[5]	101 other accounts with $23.6 billion in total assets under management, of which 3 (representing $2.85 billion in total assets) charge an advisory fee based on the performance of the account[6]

[3]	The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

[4]	Assets noted represent the total net assets of registered companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[5]	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount. Reflects other professionally managed accounts held a Capital Guardian or companies affiliated with it. Personal brokerage accounts of the portfolio manager and his or her family are not reflected.

[6]	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Samuels	Capital Guardian Domestic Equity Portfolio	11 registered investment companies with $5.68 billion in total assets under management[4]	10 other pooled investment vehicles with $5.35 billion in total assets under management[5]	477 other accounts with $35.07 billion in total assets under management, of which 4 (representing $3.01 billion in total assets) charge an advisory fee based on the performance of the account[6]

Eugene P. Stein	Capital Guardian Domestic Equity Portfolio	11 registered investment companies with $5.41 billion in total assets under management[4]	14 other pooled investment vehicles with $6.79 billion in total assets under management[5]	141 other accounts with $43.39 billion in total assets under management, of which 8 (representing $6.42 billion in total assets) charge an advisory fee based on the performance of the account[6]

Preston G. Athey	T. Rowe Price Small Cap Value Portfolio	6 registered investment companies with $6.8 billion in total assets under management[7]	3 other pooled investment vehicles with $38 million in total assets under management	8 other accounts with $838.5 million in total assets under management

Edmund M. Notzon, III[8]	T. Rowe Price Small Cap Value Portfolio	13 registered investment companies with $12.3 billion in total assets under management[7]	37 other pooled investment vehicles with $3.8 billion in total assets under management	29 other accounts with $3.3 billion in total assets under management

David J. Wallack	T. Rowe Price Small Cap Value Portfolio	2 registered investment companies with $6.2 billion in total assets under management[7]	1 other pooled investment vehicle with $36.9 million in total assets under management	1 other account with $89.6 million in total assets under management

Brian E. Rogers	T. Rowe Price Equity Income Portfolio	12 registered investment companies with $29.2 billion in total assets under management[7]	1 other pooled investment vehicle with $324.4 million in total assets under management	17 other accounts with $1.2 billion in total assets under management

[7]	The information does not include the Fund or any Portfolio. Total assets are based on T. Rowe Price internal records.

[8]	Includes assets of underlying registered investment companies and other portfolios in fund-of-funds where Mr. Notzon is the lead portfolio manager.

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Scott Schoelzel	Janus Capital Appreciation Portfolio	14 registered investment companies with $14.49 billion in total assets under management	1 other pooled investment vehicle with $35.8 million in total assets under management	11 other accounts with $167.7 million in total assets under management
Joseph G. Paul	AllianceBernstein Mid Cap Value Portfolio	7 registered investment companies with $1.9 billion in total assets under management	2 other pooled investment vehicles with $0.356 million in total assets under management	12 other accounts with $507.7 million in total assets under management
James MacGregor	AllianceBernstein Mid Cap Value Portfolio	0	0	0
Andrew Weiner	AllianceBernstein Mid Cap Value Portfolio	0	0	0

Compensation of Portfolio Managers

MSA. MSA has adopted a system of compensation for portfolio managers that seeks to attract, motivate and retain high quality investment personnel and align the financial interests of the portfolio managers with the performance of MSA and its clients. A portfolio manager’s compensation consists primarily of the following three components: a base salary, annual variable compensation and, for certain portfolio managers, long-term variable compensation. Eligibility and participation in the annual and long-term variable compensation programs is determined on a year-to-year basis. Each portfolio manager is also eligible to participate in benefit plans and programs available generally to all employees of MSA.

A portfolio manager’s total compensation is determined through a process that combines both objective and subjective criteria. Initially, at the beginning of each year, compensation targets are determined for each portfolio manager based on market factors and the skill, experience and tenure of the portfolio manager. The compensation target is then allocated among base salary, annual variable compensation and long-term variable compensation based on a formula for each portfolio manager.

At the end of the year, the portfolio manager’s performance is evaluated using both objective and subjective criteria. Primary consideration is given to the historic investment performance of accounts managed by the portfolio manager over both a one-year and a four-year period, with more weight typically being given to the longer-term performance. The performance of each account managed by the portfolio manager is measured against a relevant peer group and/or an applicable benchmark, as deemed appropriate. If a portfolio manager manages more than one account, performance is weighted based on a combination of factors, including the number and type of accounts managed, and the assets in each account.

The evaluation process also includes a subjective evaluation of competencies or behaviors deemed important to achieving MSA’s overall business objectives. Subjective criteria may include considerations such as management and supervisory responsibilities, market factors, complexity of investment strategies, length of service, team building efforts and successes, risk management initiatives and leadership contributions. A portfolio manager’s compensation is then determined by applying a multiplier (which can be greater or less than 1.0) based on the annual evaluation of the objective and subjective criteria to the targeted compensation. Long-term variable pay grants are made on an annual basis and are credited to a deferred account that accrues interest on the balances. Awarded grants vest over a three to five-year vesting period and are paid upon vesting.

Templeton. Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manger, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•	Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•	Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

•	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Capital Guardian. Capital Guardian uses a system of multiple portfolio managers in managing the fund’s assets. (In addition, Capital Guardian’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

The benchmarks used to measure performance of the portfolio managers for the Capital Guardian Domestic Equity Portfolio include the Russell 1000 Value Index and a customized Growth and Income index based on the Lipper Growth and Income Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

T. Rowe Price. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of T. Rowe Price’s long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Janus Capital. The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2005. The portfolio manager is compensated by Janus Capital for managing the Janus Capital Appreciation Portfolio and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager’s individual performance compensation is determined by applying a multiplier tied to the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager’s fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager’s compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds’ performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team’s aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

AllianceBernstein. AllianceBernstein’s compensation program for investment professionals9 is designed to be competitive and appropriate to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”); (iv) discretionary long-term incentive compensation in the form of restricted unit grants (granted prior to 2002); and (v) contributions under AllianceBernstein’s Profit Sharing/401(k) Plan. AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and AllianceBernstein’s clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.

An investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team/discipline’s dialogue. An investment professional’s contribution to business results and overall business strategy; success of marketing/business development

[9]	Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of AllianceBernstein’s leadership criteria are relevant to compensation decisions.

Conflicts of Interest

Conflicts of interest may arise when a portfolio manager is responsible for the management of more than one account. The principal types of these potential conflicts may include:

Time and Attention. The management of multiple Portfolios and/or accounts may give rise to potential conflicts of interest as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. This could result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other accounts. The effect of this potential conflict may be more pronounced where Portfolios and/or accounts overseen by a particular portfolio manager have different objectives, benchmarks, time horizons, and fees.

Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple Portfolios and/or accounts, the opportunity may be allocated among these several Portfolios or accounts, which may limit a Portfolio’s ability to take full advantage of the investment opportunity. MSA and the sub-advisors seek to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Portfolios and other accounts.

Variation in Incentives. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the portfolios and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among Portfolios and/or accounts (such as where certain Portfolios or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain Portfolios and/or accounts over others. In addition, the portfolio manager might be motivated to favor Portfolios and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those Portfolios and/or accounts that could most significantly benefit the portfolio manager.

Personal Accounts. Portfolio managers may be permitted to purchase and sell securities for their own personal accounts or the personal accounts of family members, which could potentially influence the portfolio manager’s decisions with respect to purchasing or selling the same securities for the Portfolio. To mitigate this potential conflict of interest, MSA and the sub-advisors have adopted Codes of Ethics or other policies and procedures governing the personal securities transactions of their portfolio managers.

Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the Portfolios and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the Portfolios and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more Portfolios or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Portfolios and/or accounts.

MSA, the sub-advisors and the Fund have adopted compliance polices and procedures, as applicable, that are designed to address these, and other, types of conflicts of interest. There is no guarantee, however, that such policies and procedures will be able to detect and/or prevent every situation where a conflict arises.

Portfolio Manager Securities Ownership

The table below identifies ownership of Portfolio securities by each portfolio manager as of December 31, 2005.

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities[1][0]

Small Cap Growth Stock Portfolio	William R. Walker	E

Aggressive Growth Stock Portfolio	William R. Walker	E

International Growth Portfolio	Thomas A. Carroll	A

Index 400 Stock Portfolio	Patricia L. Van Kampen	A

Growth Stock Portfolio	David R. Keuler	C
	Michael P. Johnson	C

Large Cap Core Stock Portfolio	Curtis J. Ludwick	A

Index 500 Stock Portfolio	Patricia L. Van Kampen	C

Asset Allocation Portfolio	David R. Keuler	A
	Andrew T. Wassweiler	A
	Jill M. Grueninger	A
	R. David Ells	A
	Thomas A. Carroll	A

Balanced Portfolio	R. David Ells	A
	Patricia L. Van Kampen	A

High Yield Bond Portfolio	Andrew T. Wassweiler	A

Select Bond Portfolio	R. David Ells	A

Franklin Templeton International Equity Portfolio	Gary P. Motyl	A
	Dr. Guang Yang	A

Capital Guardian Domestic Equity Portfolio	Karen Miller	A
	Theodore Samuels	A
	Eugene P. Stein	A

T. Rowe Price Small Cap Value Portfolio	Preston G. Athey	A
	Edmund M. Notzon, III	A
	David J. Wallack	A

[10]	Key to Dollar Ranges:

A.	None

B.	$1 - $10,000

C.	$10,001 - $50,000

D.	$50,001 - $100,000

E.	$100,001 - $500,000

F.	$500,001 - $1,000,000

G.	Over $1,000,000

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities[1]
T. Rowe Price Equity Income Portfolio	Brian E. Rogers	A

Janus Capital Appreciation Portfolio	Scott Schoelzel	A

AllianceBernstein Mid Cap Value Portfolio	Joseph G. Paul	A
	James MacGregor	A
	Andrew Weiner	A

LEGAL PROCEEDINGS

AllianceBernstien, Templeton, Janus and/or their affiliates, are subject to certain legal and regulatory proceedings. Information regarding certain of these proceedings is described in Appendix C. None of these matters relate to the Fund, any of the Portfolios, Mason Street Advisors, or Northwestern Mutual. In addition, each sub-adviser has stated that it is not currently subject to any legal or regulatory proceedings (including proceedings described in Appendix C), that would materially affect the sub-adviser's ability to perform services for the Fund or the Portfolios or otherwise materially affect the Fund or the Portfolios.

PROXY VOTING POLICIES AND PROCEDURES

The Directors of the Fund have delegated to the Funds’ investment advisers and the subadvisers the authority to vote all proxies relating to the Portfolios’ portfolio securities in accordance with the policies and procedures adopted by the investment adviser and the respective subadvisers. These policies and procedures, or summaries thereof, are set forth in this section. Copies of the Fund’s proxy voting record for the most recent 12-month period ended June 30 may be obtained, without charge, by calling 1-888-455-2232, and on the SEC’s internet site at http://www.sec.gov.

MASON STREET ADVISORS, LLC

Proxy Voting Policies and Procedures

May 15, 2005

It is the policy of Mason Street Advisors, LLC (“MSA”) to monitor corporate events and to cast proxy votes in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate its client’s interests to its own. These Proxy Voting Policies and Procedures will be used by MSA for voting proxies on behalf of all MSA clients (including mutual funds) for which MSA has voting authority.

In recognition of this policy, MSA has taken the following actions designed to ensure its efficacy. MSA has (i) adopted the Proxy Voting Guidelines attached hereto as Exhibit A (the “Guidelines”), (ii) established a Proxy Voting Committee (the “Committee”), and (iii) implemented the specific procedures outlined below (the “Procedures”).

Proxy Voting Guidelines

MSA will generally vote all proxies consistent with the Guidelines unless otherwise determined in accordance with the Procedures. The Guidelines appearing as Exhibit A hereto are in summary form and generally cover issues voted on by holders of domestic equity securities. The complete Guidelines were developed and are maintained by Institutional Shareholder Services (“ISS”), an unaffiliated proxy voting and research service. The Guidelines do not however provide an exhaustive list of all the potential voting issues that may arise with respect to any particular issuer or security. In circumstances where the Guidelines do not offer guidance, decisions on proxy voting will be made in accordance with the Procedures. While the Guidelines are to be followed as a general policy, the Procedures provide for certain circumstances where MSA will vote proxies in a manner which is contrary to the Guidelines after giving consideration to all relevant facts and circumstances.

Proxy Voting Committee

The Committee is responsible for developing and maintaining MSA’s Proxy Voting Policies and Procedures and for overseeing their implementation. The Committee may amend, restate, supplement or otherwise modify these Proxy Voting Policies and Procedures (including, without limitation, the Guidelines) from time to time by majority vote. The Committee is also responsible for reviewing the proxy voting determinations made by portfolio managers11 that are contrary to the established Guidelines as well as certain voting determinations with respect to fixed income or other traditionally non-voting securities, and for monitoring and resolving any material conflicts of interest related to proxy voting. The Committee meets at least annually or as otherwise required to discharge its obligations under these Policies and Procedures. The Committee has a secretary who takes and maintains minutes of the Committee meetings. A quorum consisting of a majority of Committee members is required for all Committee meetings. The Committee members are appointed by MSA’s President from time to time, and serve at the discretion of the President.

Proxy Voting Procedures

A.	Monitoring & Administration

MSA’s Equity Trading Department is responsible for monitoring and administering the proxy voting process as set forth in these Procedures with respect to equity securities. MSA has engaged ISS, to assist in the voting of proxies. ISS is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, ISS is responsible for maintaining copies of all proxy statements received from issuers, and promptly providing such materials to MSA upon request.

MSA’s Equity Trading Department works with ISS to ensure that all meeting notices and proxy voting materials are reviewed against the Guidelines based on which a voting recommendation is made. Following this review and the generation of a recommendation, proxy matters are communicated to the portfolio managers for consideration . MSA’s Equity Trading Department provides each portfolio manger with a weekly report summarizing all upcoming proxy votes in his or her client accounts. To assist in their voting determinations, portfolio managers can request copies of the proxy statements on a particular vote, as well as summary reports (e.g., list of recommendations to vote “against management” or list of votes by country or issue). In addition, portfolio managers have on-line view access to ISS’s database to further review upcoming proxy votes in client accounts.

B.	Voting Determinations

MSA’s portfolio managers are responsible for proxy voting decisions on securities held in the client accounts they manage. Generally, portfolio managers vote their proxies based on the recommendations generated through ISS’s application of the Guidelines. As such, MSA’s Equity Trading Department is instructed to vote all proxies in accordance with ISS’s recommendations, unless the portfolio manager indicates otherwise. MSA’s portfolio managers are responsible for monitoring proxy proposals in portfolios which they manage and notifying Equity Trading of circumstances where the interests of MSA’s clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager will submit a written recommendation to the Head of MSA Equity Investments, who will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines. A summary of such votes will be reviewed by the Committee at its next regularly scheduled meeting.

[11]	All references to portfolio managers includes analyst who may be assigned responsibility to vote proxies for certain issuers.

In many cases, a security may be held by multiple portfolio managers for different client accounts, or by the same portfolio manager in different client accounts. Because the interests of various clients may differ, separate portfolio managers are not required to cast consistent votes, nor is a single portfolio manager required to cast the same votes on behalf of separate clients.

MSA reserves the right to request a client to vote their shares themselves. For example, such requests may be made in situations where the client has informed MSA that their position on a particular issue differs from MSA’s position.

C.	Resolving Conflicts of Interest

From time to time, the interests of MSA, or certain of its personnel charged with making decisions on behalf of MSA’s clients with respect to voting proxies, may conflict with those of MSA’s clients. As a matter of policy, neither MSA nor its portfolio managers, Committee members, or other MSA officers, directors or employees will be influenced by outside sources whose interests conflict with the interests of clients. Any MSA officer, director or employee who becomes aware of a conflict of interest relating to a particular proxy vote shall immediately disclose that conflict to the Head of MSA Equity Investments or, if the conflict involves the Head of MSA Equity Investments, to the Committee.

Examples of potential conflicts of interest include:

•	Business Relationships. A proxy voting proposal relating to a company or other persons that MSA, or an affiliate, has a material business relationship with may cause a conflict if failure to vote in manner favorable to such company or other persons could harm MSA’s relationship with them. For example, a proxy proposal relating to a director of MSA or Northwestern Mutual[12], who also serves as a director of a public company or a member of the company’s management.

•	Personal or Familial Relationships. A proxy voting proposal relating to a company or other persons that MSA, an officer director or employee of MSA, or an affiliate of MSA may have a personal or familial relationship. For example, a proxy proposal relating to a spouse, relative or friend who serves as a director of a public company or a member of the company’s management.

In the event a portfolio manager or other MSA officer, director or employee identifies a conflict of interest relating to a particular proxy proposal, the portfolio manager will be required to recuse himself or herself from the proxy voting process and the Committee will be responsible for reviewing the proposal and determining the vote. Unless the conflict of interest directly involves the applicable portfolio manager, the portfolio manager will be required to provide the Committee with a written recommendation as to how the proxy should be voted and the rationale for such recommendation. In addition, the portfolio manager will disclose to the Committee any contact he or she has had with persons outside of MSA regarding the proxy issue.

The Committee will review the portfolio manager’s voting recommendation (if any) and all relevant facts and circumstances and determine how the proxy should be voted. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, if the Committee believes the application of the Guidelines is not in the best interests of the applicable client, the Committee may vote contrary to the Guidelines and will document its voting rationale.

[12]	The Northwestern Mutual Life Insurance Company, MSA’s parent company.

D.	Decisions to Not Vote

MSA will attempt to process every proxy vote it receives. However, there are situations in which MSA may not vote proxies if the costs, resources or resulting restrictions required to vote such proxies outweigh the expected benefit to the applicable client of casting such a vote. For example, if voting a foreign security requires hiring a translator or traveling to a foreign country to vote, may refrain from voting the security due to these inordinate costs. Additionally, many foreign markets restrict trading in a company’s stock within a given period of time on or around the shareholder meeting date if shareholders vote proxies of the company. This practice is known as “share blocking.” In countries where share blocking is practiced, MSA will only vote proxies if the portfolio manager determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities.

Some of MSA’s clients participate in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the client account lending the security cannot vote that proxy. In this situation, MSA will only request the client to call back the loan and vote the proxy if the portfolio manager determines that the benefit to the applicable client of voting the proxy outweighs the benefits derived by leaving the securities on loan.

Although the MSA Equity Trading Department and ISS seek to obtain all proxy materials on a timely basis, there may also be instances where MSA may not be given enough time to process a proxy vote. For example, MSA, through no fault of its own, may receive a meeting notice too late or may be unable to obtain a timely translation. In these circumstances, MSA may fail to vote the applicable proxies.

Recordkeeping

MSA retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by MSA regarding votes cast in contradiction to the Guidelines. In addition, any document prepared by MSA that is material to a proxy voting decision such as the Proxy Voting Policies and Procedures, Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be retained. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by ISS and are available to clients on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

ERISA Clients

In the case of client accounts subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), MSA will consider in voting proxies those factors that may affect the value of its client’s accounts, and shall not subordinate the interests of participants and beneficiaries to unrelated objectives. MSA shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

Fixed Income and Non-Voting Securities

To the extent applicable and not otherwise required in this section, these Proxy Voting Policies and Procedures will also be used by MSA for exercising voting rights which may arise upon conversion of, or in connection with certain other situations with respect to, fixed income or other securities which do not ordinarily carry voting rights. These limited circumstances include extraordinary corporate actions, plans of reorganization, or liquidation or similar matters, however the procedural requirements contained in these Proxy Voting Policies and Procedures shall not apply in the case of ordinary course requests for amendments, consent solicitations or directions with respect to the exercise of remedies for fixed income or other traditionally non-voting securities. In both instances however, it is the policy of MSA to cast these votes in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate its client’s interests to its own.

Northwestern Mutual’s Treasury & Investment Operations personnel (as service providers to MSA) are responsible for coordinating with the clients’ custodians to ensure that all voting materials received by the custodians relating to the clients’ portfolio from issuers, trustees or other third parties are processed in a timely fashion and delivered to the applicable portfolio managers and MSA’s Chief Compliance Officer, and for maintaining voting records. As is the case with equity securities, MSA’s portfolio managers are responsible for voting decisions on fixed income or other non-equity securities held in the client accounts they manage. However, because no recommendations are generated by ISS, in the limited circumstances described above.

The portfolio manager will submit a written recommendation as to how the client securities should be voted and the rationale for such recommendation to the Head of MSA Fixed Income Investments who will review the recommendation to determine whether a conflict of interest exists.13. In addition, the portfolio manager will disclose any contact he or she has had with persons outside of MSA regarding the voting issue. In the event that no conflict of interest exists, the Head of Fixed Income Investments (or the Committee, as the case may be) will permit the portfolio manager to vote the client securities as recommended. A summary of such votes will be reviewed by the Committee at its next regularly scheduled meeting. In the event the portfolio manager or other MSA officer, director or employee identifies a conflict of interest relating to a particular proposal, the Committee will review the proposal and determine the vote based on the portfolio manager’s voting recommendation (if any) and all relevant facts and circumstances.

EXHIBIT A

To MSA’s Proxy Voting Policies and Procedures

MSA Proxy Voting Guidelines

Specific voting guidelines have been established by MSA for voting proxies. The following is a summary of some of the more significant policies. MSA has engaged Institutional Shareholder Services (“ISS”), an unaffiliated proxy voting and research service, to assist in the voting of proxies. ISS makes proxy voting recommendations to MSA based on these Guidelines. A complete copy of the Guidelines is available to clients upon request.

US Proxy Voting Guidelines Summary

1.	Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

•	Number of audit committee meetings held each year

•	Number of financial experts serving on the committee

[13]	Any MSA officer, director or employee who becomes aware of a conflict of interest relating to a particular vote regarding fixed income or other non-voting securities, shall immediately disclose that conflict to the Head of MSA Fixed Income Investments or, if the conflict involves the Head of MSA Fixed Income Investments, to the Committee.

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

•	Directors who adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

•	Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

•	Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3.	Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9.	Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

•	The plan expressly permits repricing of underwater options without shareholder approval; or

•	There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

•	The company’s most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO’s compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

Director	Compensation

Before recommending a vote FOR a director equity plan, ISS will review the company’s proxy statement for the following qualitative features:

•	Stock ownership guidelines (a minimum of three times the annual cash retainer)

•	Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

•	Balanced mix between cash and equity

•	Non-employee directors should not receive retirement benefits/perquisites

•	Detailed disclosure of cash and equity compensation for each director

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

•	Treatment of surrendered options

Qualified Employee Stock Purchase Plans

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

Nonqualified Employee Stock Purchase Plans

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

•	Broad-based participation

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value

•	No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•	Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

•	CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations

Global Proxy Voting Guidelines Summary

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;

•	the auditors are being changed without explanation; or

•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	the payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

•	Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been met in a timely fashion;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; and

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or

•	legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or

•	the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

•	the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

•	the company’s structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

TEMPLETON INVESTMENT COUNSEL, LLC

PROXY VOTING POLICIES & PROCEDURES

Responsibility of Adviser to Vote Proxies

Templeton Investment Counsel, LLC (hereinafter “Adviser”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Adviser) that has either delegated proxy voting administrative responsibility to Adviser or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Adviser votes proxies solely in the interests of, separate account clients, Adviser-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Adviser's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Adviser.

How Adviser Votes Proxies

Fiduciary Considerations. All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser’s ultimate decision. As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest. All conflicts of interest will be resolved in the interests of the Advisory Clients. Adviser is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, a situation may arise where one affiliate makes a voting decision on a company’s proxy without the knowledge that another affiliate manages that company’s retirement plan or other assets. In situations where Adviser perceives a material conflict of interest, Adviser may disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Clients for a voting decision; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

Weight Given Management Recommendations. One of the primary factors Adviser considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Adviser considers in determining how proxies should be voted. However, Adviser does not consider recommendations from management to be determinative of Adviser’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Adviser will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

The Proxy Group

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Compliance Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Adviser’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser’s research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

General Proxy Voting Guidelines

Adviser has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Adviser reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Adviser may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving and Adviser devotes significant time and resources to monitor these changes.

Adviser’s Proxy Voting Policies and Principles

Adviser’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Adviser’s organization, including portfolio management, legal counsel, and Adviser’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Adviser believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Adviser will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Adviser will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Adviser generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Adviser will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: In light of several high profile accounting scandals, Adviser will closely scrutinize the role and performance of auditors. On a case-by-case basis, Adviser will examine proposals relating to non-audit relationships and non-audit fees. Adviser will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Adviser will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Adviser will generally oppose “golden parachutes” that are considered excessive. Adviser will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Adviser conducts an independent review of each anti-takeover proposal. On occasion, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Adviser generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Adviser will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Adviser will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Adviser generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Adviser usually supports “fair price” provisions and confidential voting.

Changes to Capital Structure: Adviser realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Adviser will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues: As a fiduciary, Adviser is primarily concerned about the financial interests of its Advisory Clients. Adviser will generally give management discretion with regard to social, environmental and ethical issues although Adviser may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance: Adviser manages investments in countries worldwide. Many of the tenets discussed above are applied to Adviser’s proxy voting decisions for international investments. However, Adviser must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Adviser’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

Proxy Procedures

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission (“SEC”) and the Canadian Securities Administrators (“CSA”). In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Adviser may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, Adviser ultimately may decide not to vote those shares.

Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Adviser may vote against the item to send a message to the company that if it had provided additional information, Adviser may have voted in favor of that item. Adviser may also enter an “abstain” vote on the election of certain directors from time to time based on individual situations, particularly where Adviser is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Adviser’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Adviser. The Proxy Group will periodically review and update this list.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client’s holdings of the securities and that the client is eligible to vote.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4.	In determining how to vote, Adviser’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

5.	The Proxy Group is responsible for maintaining the documentation that supports Adviser’s voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will attempt to submit Adviser’s vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

8.	The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client’s file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

9.	If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Adviser and obtain instructions regarding whether Adviser desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Adviser, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Adviser is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

10.	The Proxy Group, in conjunction with Legal Compliance Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

11.	The Proxy Group, in conjunction with Legal Compliance Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients’ financial statements and disclosure documents.

12.	The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

13.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

14.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

15.	Periodically, the Proxy Group will verify that:

•	All annual proxies for the securities held by Advisory Clients have been received;

•	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

•	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-847-2268, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Adviser's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. The proxy voting records for Canadian mutual fund products will be available no later than August 31, 2006 at www.franklintempleton.ca. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

CAPITAL GUARDIAN TRUST COMPANY

PROXY VOTING POLICY AND PROCEDURES

Policy

Capital Guardian Trust Company (“CGTC”) provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC’s Personal Investment Management Division (“PIM”) provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC’s clients.

Fiduciary Responsibility and Long-term Shareholder Value

CGTC’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CGTC’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.

Special Review

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients.

The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process. Associates in CGTC’s proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst’s recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients’ proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

Proxy Voting Guidelines. CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC’s general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

•

Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

•	Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

•	Stock-related compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. , When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

•	Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

Special Review Procedures. If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC’s parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC’s Proxy Voting Record. Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CGTC has proxy voting authority.

Annual Assessment. CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures

Effective Date. This policy is effective as of April 1, 2005.

T. ROWE PRICE ASSOCIATES, INC AND T. ROWE PRICE INTERNATIONAL, INC

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

On behalf of its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as an investment adviser.

Proxy Administration

The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties, such as Institutional Shareholder Services (ISS) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the chairperson of each fund’s Investment Advisory Committee decides and votes on the proxy proposals of companies in his or her fund. Because fund portfolio managers may have differences of opinion on portfolio companies and their proxies, or because their funds may have different investment objectives, these factors, among others, may lead to different votes between funds on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained ISS, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with ISS positions—T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, fund shareholders, or, where employee benefit plan assets are involved, in the interest of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times and at other times disadvantageous to vote proxies in every instance. For example, portfolio managers might refrain from voting if they or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors. T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. T. Rowe Price also withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Executive Compensation. The goal of T. Rowe Price is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, burn rates that are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options or to grant options at below market prices.

Anti-Takeover, Capital Structure, and Corporate Governance Issues. T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues. T. Rowe Price generally votes with a company’s management on social issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client focused nature of our investment management business the potential for conflicts of interest is relatively low. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING SUMMARY

Janus Capital seeks to vote proxies in the best interest of its clients. For any mutual fund advised or subadvised by Janus Capital and for which Janus Capital has proxy voting authority, Janus Capital will vote all proxies pursuant to the Janus Proxy Voting Guidelines (the “Janus Guidelines”). With respect to Janus Capital’s non-mutual fund clients, Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus Capital will only accept direction from its non-mutual fund clients to vote proxies for a client’s account pursuant to 1) Janus’ Proxy Voting Guidelines (the “Janus Guidelines”) 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

Summary of Proxy Voting Procedures

Janus Capital developed proxy voting guidelines (the “Janus Guidelines”) to influence how Janus Capital portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus Capital portfolio managers and Janus Capital’s Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders’ interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital’s portfolio managers and Janus Capital’s Officer for input. Once agreed upon, the recommendations are implemented as the Janus Capital Guidelines. Janus Capital portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines.

The role of the Proxy Voting Committee is to work with Janus Capital portfolio management and Janus Capital’s Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee’s oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflicts exist. If the Proxy Voting Committee does not agree that the portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues. Currently, the Proxy Voting Service is Institutional Shareholder Services (ISS), an industry expert in proxy voting issues and corporate governance matters. While Janus Capital attempts to apply the Janus Guidelines to proxy proposals, Janus Capital reserves the right to use ISS’ in-depth analysis on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. ISS is instructed to vote all proxies relating to portfolio securities in accordance with the Janus Guidelines, except as otherwise instructed by Janus Capital.

Each Janus Capital fund’s proxy voting record for the one-year period ending each June 30th is provided through Janus Capital’s website. The proxy voting record for any mutual funds which are subadvised by

Janus Capital may be obtained from that fund’s adviser. The proxy voting record for non-mutual fund clients is available on an annual basis and only upon request from a client’s account representative. Copies of the complete Janus Guidelines and Procedures are also available upon request from a client’s account representative and as otherwise displayed on Janus Capital’s website (Janus.com).

Proxy Voting Policy Summary

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

Board of Directors Issues

Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

Auditor Issues

Janus Capital will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

Executive Compensation Issues

Janus Capital reviews executive compensation plans on a case by case basis using research provided by the Proxy Voting Service Provider. Janus Capital will generally oppose proposed equity based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

General Corporate Issues

Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

Shareholder Proposals

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting on shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its proxy voting service provider for proposals outside the scope of the Janus Guidelines.

ALLIANCEBERNSTEIN L.P.

STATEMENT OF POLICIES AND PROCEDURES FOR

VOTING PROXIES ON BEHALF OF DISCRETIONARY CLIENT ACCOUNTS

Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to AllianceBernstein’s growth and value investment groups investing on behalf of clients in both US and global securities.

Proxy Policies

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

ELECTIONS OF DIRECTORS: Unless there is a proxy fight for seats on-the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-US. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

APPOINTMENT OF AUDITORS: AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

CHANGES IN CAPITAL STRUCTURE: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

PROPOSALS AFFECTING SHAREHOLDER RIGHTS: AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

CORPORATE GOVERNANCE: AllianceBernstein recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

ANTI-TAKEOVER MEASURES: AllianceBernstein believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

EXECUTIVE COMPENSATION: AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

SOCIAL AND CORPORATE RESPONSIBILITY: AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

PROXY VOTING COMMITTEES

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues.

Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

CONFLICTS OF INTEREST

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management’s recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. AllianceBernstein may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION AND OTHER PRACTICES

Fixed-income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the Fund, although the price usually includes undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and ask prices. Securities may also be purchased from underwriters at prices which include underwriting fees. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions.

In executing transactions for the purchase or sale of portfolio securities on behalf of the Fund, the investment adviser, or sub-adviser in the case of the Portfolios for which sub-advisers have been retained, will attempt to obtain “best execution” for the Portfolio - the best combination of transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Funds and other advisory clients. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Fund, the investment adviser or sub-adviser may pay higher commission rates than the lowest available when the investment adviser or sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors.

Some securities considered for investment by the Fund’s Portfolios may also be appropriate for other clients served by the investment adviser or sub-adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the investment adviser or sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner believed to be fair and reasonable by the investment adviser or sub-adviser. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Portfolio is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to a Portfolio.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the investment adviser or sub-adviser may cause a Portfolio it advises to pay certain brokers commissions that are higher than those another broker may charge, if the investment adviser or sub-adviser determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the investment adviser or sub-adviser’s overall responsibilities to its client accounts over which it exercises investment discretion. Consistent with this practice, the investment adviser or sub-adviser may receive research services from many broker-dealers with which the investment adviser or sub-adviser places portfolio transactions. Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). These services, which in some cases may also be purchased for cash, include supplying information about particular companies, markets, or countries, statistical data, quotations and other securities pricing information, evaluations of securities, recommendations as to the purchase or sale of securities and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. Although these services may be of value to the investment adviser or sub-adviser in advising its various clients (including the Portfolios), not all of these services are necessarily useful and of value in managing a Portfolio.

During the years ended December 31, 2003, 2004 and 2005, each Portfolio paid the following brokerage commissions on agency transactions:

Name of Fund	2005	2004	2003
Small Cap Growth Stock Portfolio	1,513,673	1,711,654	1,338,790
T. Rowe Price Small Cap Value Portfolio	143,575	166,594	93,128
Aggressive Growth Stock Portfolio	3,057,048	3,097,803	2,297,487
International Growth Portfolio	351,209	226,343	127,768
Franklin Templeton International Equity Portfolio	169,935	512,679	570,619
AllianceBernstein Mid Cap Value Portfolio	71,243	83,511	89,311
Index 400 Stock Portfolio	55,752	45,792	51,154
Janus Capital Appreciation Portfolio	81,593	21,325	47,801
Growth Stock Portfolio	668,097	665,000	754,767
Large Cap Core Stock Portfolio	467,335	481,653	578,209
Capital Guardian Domestic Equity Portfolio	202,737	162,768	140,007
T. Rowe Price Equity Income Portfolio	55,853	49,876	32,917
Index 500 Stock Portfolio	89,209	66,561	75,789
Asset Allocation Portfolio	243,255	200,419	133,475
Balanced Portfolio	125,494	129,189	188,146
High Yield Bond Portfolio	2,737	3,353	578
Select Bond Portfolio	63,871	27,498	50,056
Money Market Portfolio	0	0	0

During the prior three year period, the Directors of the Fund had authorized the investment adviser and sub-advisers to place portfolio orders for the Fund with the following broker-dealers who are/were affiliates of the Fund, or affiliates of an affiliate of the Fund: Robert W. Baird & Co. Incorporated (“Baird”) which was a majority owned indirect subsidiary of Northwestern Mutual until May 2004; Sanford C. Bernstein & Co., Inc. (“Sanford”), a wholly owned subsidiary of the parent company of AllianceBernstein; and Frank Russell Securities, Inc. (“Russell”), a majority owned indirect subsidiary of Northwestern Mutual. This authorization is subject to all applicable legal requirements, including procedures adopted by the Directors. The following table shows the commissions paid by the Fund, in the aggregate, to Baird, Sanford and Russell, as well as the percentage of the aggregate brokerage commissions paid, and the percentage of aggregate fund transactions, for fiscal years ending 2003, 2004 and 2005:

Commissions Paid To

	Dollar Amount of Commissions
	2003	2004	2005
Baird[1][4]	$172,767	$231,009	$ N/A
Sanford[15]	$67,525	$30,304	$13,783
Russell	$162,581	$0	$0

	Percentage of Aggregate Brokerage Commissions
	2003	2004	2005
Baird[14]	2.62%	3.01%	N/A
Sanford[15]	1.02%	0.39%	0.10%
Russell	2.47%	0%	0%

	Percentage of Aggregate Fund Transactions
	2003	2004	2005
Baird[14]	1.10%	1.40%	N/A
Sanford[15]	0.30%	0.40%	0.30%
Russell	2.10%	0%	0%

The charts below identify each Portfolio’s “regular brokers or dealers” the securities of which were purchased by a Portfolio during the fiscal year ended December 31, 2005, and the value each Portfolio held of such securities as of December 31, 2005. Where a value is listed as zero, the Portfolio did not hold any securities of the indicated broker-dealer as of December 31, 2005. Where the table indicates “NA,” either the broker was not a “regular broker or dealer” of the Portfolio or the Portfolio did not purchase securities of the broker or dealer during 2005 (though the Portfolio may have held as of December 31, 2005 securities of the indicated broker or dealer that were acquired in prior years). The values and transactions include money market instruments issued by the broker- dealer.

The term “regular broker or dealer” means (i) one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the Portfolio's portfolio transactions during the year ended December 31, 2005, (ii) one of the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Portfolio during the year ended December 31, 2005, or (iii) one of the ten brokers or dealers that sold the largest dollar amount of securities of the Portfolio during the year ended December 31, 2005.

In 2005, the International Growth Portfolio purchased securities of UBS Securities, the Small Cap Growth and the Large Cap Core Stock Portfolios purchased securities of Morgan Stanley, and the High Yield Bond Portfolio purchased securities of Merrill Lynch, each representing one of the respective Portfolio’s “regular brokers or dealers.” However, in each case, the Portfolio did not own the securities as of December 31, 2005. Except for the foregoing, if a Portfolio is not listed below, it did not purchase the securities of any of its “regular brokers or dealers” during 2005. The dollar values in the chart below are in thousands.

[14]	Northwestern Mutual divested its majority interest in Baird in May 2004.

[15]	Reflects the commissions paid by the AllianceBernstein Mid Cap Value Portfolio which is sub-advised by an affiliate of Sanford.

Broker	International Equity	Index 400	Index 500	Janus Capital	Growth Stock
Bank of America	NA	NA	NA	NA	NA
Barclays	NA	NA	NA	NA	NA
Bear Stearns	NA	NA	2,183	NA	NA
Citigroup	0	NA	NA	NA	8,231
Credit Suisse	NA	NA	NA	NA	NA
Goldman Sachs	0	NA	NA	3,301	6,679
Lehman Brothers	NA	NA	5,719	NA	7,793
Merrill Lynch	0	5,994	10,369	0	0
Morgan Stanley	0	NA	10,186	NA	0
Prudential	NA	NA	NA	NA	NA

Broker	Capital Guardian	T. Rowe Price Equity	Asset Allocation	Balanced Portfolio	Select Bond Portfolio
Bank of America	NA	NA	273	8,191	4,663
Barclays	NA	NA	NA	30,000	0
Bear Stearns	NA	NA	NA	NA	5,000
Citigroup	NA	689	978	5,859	NA
Credit Suisse	NA	NA	370	0	0
Goldman Sachs	1,418	NA	866	9,119	2,420
Lehman Brothers	NA	NA	795	35	0
Merrill Lynch	NA	NA	79	9309	990
Morgan Stanley	NA	1,833	165	NA	NA
Prudential	NA	NA	NA	NA	NA

DISCLOSURE OF PORTFOLIO HOLDINGS

The Directors of the Fund have adopted a Policy on Disclosure of Portfolio Holdings and related procedures (the “Holdings Disclosure Policy and Procedures”) to govern the dissemination of Portfolio holdings information. It is the policy of the Fund to disclose the holdings in its Portfolios only in compliance with applicable laws, rules and regulations, and in accordance with the Holdings Disclosure Policy and Procedures. It is also the policy of the Fund to disclose material non-public Portfolio holdings information only where there is a legitimate business purpose for doing so and where there is a reasonable belief that the recipient will keep the information confidential and use it only for the purposes for which it was provided. The Fund has directed its adviser and sub-advisers to adhere to the Holdings Disclosure Policy and Procedures. The Fund reserves the right to amend the Holdings Disclosure Policy and Procedures at any time and from time to time, without prior notice, in its sole discretion.

The procedures applicable to disclosure of Portfolio holdings vary depending on whether or not the information to be disclosed is publicly available. Information regarding a Portfolio’s sector or industry weightings and other investment portfolio characteristics that does not refer to specific securities by name is not subject to the Holdings Disclosure Policy and Procedures.

Disclosure of Publicly Available Holdings Information

The Fund makes each Portfolio’s complete holdings available semi-annually in its annual and semi-annual reports to shareholders. The Fund also makes this information available semi-annually in filings on Form N-CSR, and after the first and third fiscal quarters in filings on Form N-Q. These regulatory filings normally are filed with the SEC within 45 to 60 days after the end of the Fund’s fiscal quarter. Once the Portfolio’s holdings information is filed with the SEC in this manner, it is considered publicly available for purposes of the Holdings Disclosure Policy and Procedures.

In addition, a list of the ten largest holdings for each Portfolio (other than International Growth and the Franklin Templeton International Equity Portfolios), the percentage of Portfolio net assets that each such holding represents, and a list of each Portfolio’s full holdings, as of the most recent calendar-quarter end, is normally posted on the internet at www.nmfn.com. The information may be found in either (1) the life insurance section of the “Insurance Products” page, or (2) the annuities section of the “Investment Products” page, and then selecting “Fund Information” and the specific Portfolio. The Fund may from time to time withhold posting to, or remove from, the website any portion of this information with respect to a Portfolio. Internet disclosure of a Portfolio’s holdings is made available to all categories of persons, including individual and institutional investors, intermediaries, third-party service providers, rating and ranking organizations and affiliated persons of the Fund. Once specific holdings information of a Portfolio is disclosed in this manner, it is considered readily accessible and publicly available for purposes of the Holdings Disclosure Policy and Procedures.

The Holdings Disclosure Policy and Procedures provide that the Fund and its service providers may disclose all or part of a Portfolio’s holdings at any time after the information is publicly available or readily accessible, provided that:

•	the information disclosed is accurate and presented in a manner that is not deceptive or misleading;

•	the information disclosed is limited to the holdings information contained in a filing with the SEC or posted on the Fund’s website; and

•	no fees or other compensation are received by the Fund, its service providers or any of their employees from recipients of the holdings data as compensation for the disclosure of the holdings information.

In addition to disclosing holdings information in SEC filings and on the Fund’s website as described above, the Fund is authorized to disclose or cause to be disclosed all or a portion of a Portfolio’s publicly available or readily accessible holdings information to rating agencies and other information organizations that rate or rank investment companies or that collect and report other statistical data on investment companies, in marketing and sales literature, marketing presentations and the Fund’s website, and in communications to individual and institutional investors, regardless of the size of their account, including shareholders, contract owners, participants, annuitants and beneficiaries.

Disclosure of Non-Public Holdings Information

Disclosure of a Portfolio’s material holdings prior to the holdings information becoming publicly available is limited to the situations described below. The Holdings Disclosure Policy and Procedures prohibit the Fund, its service providers and their employees from receiving compensation for the disclosure of holdings information from recipients of the holdings data. The Holdings Disclosure Policy and Procedures authorize the following disclosures of Fund holdings information that is not publicly available.

Service Providers. Holdings data may be disclosed to and utilized by the Fund’s and MSA’s service providers (the “Service Providers”) as necessary for them to provide the services that they have agreed directly or indirectly to provide, provided that there is a reasonable belief based on written confidentiality provisions, rules of their profession, or other circumstances, that the recipient organizations will keep the information confidential (i.e. not disclose it to third parties) and use it only for the purposes for which it was provided. The frequency with which holdings information may be disclosed to Service Providers, and the length of the lag, if any, between the date of the information and the date of the disclosure, is determined by the Fund based on the needs of the Service Provider for such information and the risk of harm to the Fund and its shareholders. As of March 31, 2006, the Service Providers included those listed on Appendix D.

Holdings data of the Capital Guardian Domestic Equity Portfolio may also be disclosed by Capital Guardian Trust Company, the sub-adviser for the Portfolio, to Vestek Systems, Inc. in connection with conducting attribution analyses on the Portfolio and to Plexus Group, Inc. and Mobius Management Systems, Inc. in connection with evaluating the quality and cost of trade execution of Portfolio transactions. The Portfolio has received assurances from Capital Guardian Trust Company that these vendors are subject to a duty of confidentiality.

Regulators and Other Required Disclosures. Holdings data may be disclosed to regulators and exchanges at the request or as otherwise required by the foregoing, and may also be disclosed to third parties in circumstances required by law, rule or regulation or court order or subpoena.

Investment Professionals. Holdings data may be disclosed on an ongoing basis (generally updated monthly within one week of month-end) to certain investment professionals (“Investment Professionals”) solely for the purpose of permitting the selected professionals to consider and propose investment ideas and trading strategies that may benefit the Portfolios. Holdings data of the Portfolios is disclosed on an aggregated basis. No data on a Portfolio-by-Portfolio basis is disclosed. Access to such data is limited to those Investment Professionals that (1) have been approved by an officer of the Fund, and (2) have entered into confidentiality agreements limiting their use of such data to the foregoing purposes and requiring them to keep the data confidential. The list of approved Investment Professionals as of March 31, 2006 is included in Appendix D to this SAI.

Securities Lending Parties. Holdings data may be disclosed on an ongoing basis (generally updated daily) to certain securities lending agents and borrowers (“Lending Parties”) pursuant to securities lending programs utilized on a Portfolio’s behalf. Holdings data of the Portfolios is disclosed on an aggregated basis. No data on a Portfolio-by-Portfolio basis is disclosed. Access to such data is limited to those Lending Parties that (1) have been approved by an officer of the Fund, and (2) have entered into confidentiality agreements limiting their use of such data to the operation of the securities lending programs and requiring them to keep the data confidential. The list of approved Lending Parties as of March 31, 2006 is included in Appendix D to this SAI.

Northwestern Mutual Separate Accounts. Holdings data may be disclosed to the Northwestern Mutual variable life insurance and variable annuity separate accounts that invest in shares of the Portfolios. Holdings data may also be disclosed to Northwestern Mutual and Northwestern Mutual Investment Services, LLC in their capacities as co-depositors for the Northwestern Mutual separate accounts.

Other. Material holdings information may be disclosed in other circumstances prior to the public availability of such data only upon the approval of both the Fund’s chief compliance officer and another Fund officer, which approval will be based on compliance with the Holdings Disclosure Policy and Procedures.

Parties receiving non-public holdings data from the Fund or its investment advisers will be required to keep such data confidential in accordance with the Holdings Disclosure Policies and Procedures pursuant to confidentiality provisions in their service contracts, specific confidentiality agreements, duties of trust and confidence owed to the Fund (e.g., legal counsel) and/or specific directives from the Fund.

Monitoring Procedures

The Holdings Disclosure Policy and Procedures require the Fund’s chief compliance officer to: (i) monitor the disclosure and use of Portfolio holdings information; (ii) report at least annually to the Fund’s Directors on their operation and any material changes to them; (iii) inform the Fund’s service providers as to the Holdings Disclosure Policy and Procedures; and (iv) review, or cause to be reviewed, at least annually the lists of Investment Professionals and Lending Parties with access to Portfolio holdings.

The Directors of the Fund exercise oversight of disclosure of Portfolio holdings information by (i) overseeing the implementation and enforcement of the Holdings Disclosure Policy and Procedures, the

Code of Ethics and other relevant compliance policies and procedures by the chief compliance officer of the Fund and its investment adviser; (ii) considering the annual compliance procedures report of the Fund’s chief compliance officer pursuant to Rule 38a-1 under the Investment Company Act of 1940; and (iii) considering whether to approve or ratify any material amendments to the Holdings Disclosure Policy and Procedures.

Notwithstanding the above, there is no guarantee that the Holdings Disclosure Policy and Procedures will protect the Fund and contract and policy owners from potential misuse of holdings information by individuals or firms in possession of such information.

ORGANIZATION AND CAPITAL STOCK

The Fund was incorporated in Maryland on December 22, 1983.

The Fund issues a separate class of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio has a pro rata interest in the assets of that Portfolio and has no interest in the assets of any other Portfolio. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders. Shares of a Portfolio will be voted separately, however, on matters affecting only that Portfolio, including approval of the Investment Advisory Agreement and changes in fundamental investment policies of a Portfolio. The assets of each Portfolio are charged with the liabilities of the Portfolio and their proportionate share of the general liabilities of the Fund based on the relative asset size of the Portfolios at the time the liabilities are incurred. All shares may be redeemed for cash at any time.

All of the outstanding shares of each Portfolio are owned of record by Northwestern Mutual. Shares of each Portfolio are presently being offered only to Northwestern Mutual and its separate investment accounts used for variable annuity contracts and variable life insurance policies. The shares held in connection with certain of the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies. The shares held by Northwestern Mutual as general assets are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws, regulations or interpretations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.

As stated above, the shares of the Fund are offered to separate investment accounts to fund both variable life insurance policies and variable annuity contracts. Because of differences in tax treatment or other considerations it is possible that the interests of variable life insurance policyowners, owners of variable annuity contracts or owners of other contracts that may participate in the Fund in the future might at some time be in conflict. The Board of Directors of the Fund will monitor for any material conflicts and determine what action, if any, should be taken. Northwestern Mutual has agreed to be responsible, at its cost, to remedy or eliminate any irreconcilable material conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and variable life insurance policies.

The capital stock of the Fund is divided into eighteen classes corresponding to the eighteen Portfolios of the Fund. Each class is preferred over the other classes with respect to the assets of the Portfolio to which the class relates. Dividends and distributions, including distributions in the event of liquidation, are payable only out of assets of the Portfolio to which the class relates. All shares of the Fund are entitled to vote on all matters submitted to a vote of the shareholders except that shares shall be voted by class on matters concerning only that class, to approve an investment advisory agreement, to approve changes in fundamental policies with respect to that class and when otherwise required by the Investment Company Act of 1940. Shares may be redeemed only for cash, except that capital stock of any class may be redeemed in kind with assets of the Portfolio to which the class relates if the Directors deem such action desirable. Each share is nonassessable and shareholders have no preemptive or conversion rights.

Each Portfolio is a diversified series of the Fund, except for the Index 400 Stock Portfolio and the Index 500 Stock Portfolio, which are non-diversified. The Fund is an open-end management investment company.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Shares of each Portfolio are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or “sales load” or any redemption charge. The redemption price may be more or less than the shareholder’s cost.

The net asset value of each share of each Portfolio is the net asset value of the entire Portfolio divided by the number of shares of the Portfolio outstanding. The net asset value of an entire Portfolio is determined by computing the value of all assets of the Portfolio and deducting all liabilities, including reserves and accrued liabilities of the Portfolio. Portfolio securities for which market quotations are readily available are valued at current market value.

Equity securities listed on a stock exchange and all call options are valued at the closing sale price on the stock or options exchange. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price (“NOCP”). Securities for which there has been no such sale and Nasdaq-traded securities for which there is no NOCP are valued at the final bid price; stock index futures contracts and interest rate futures contracts are valued at the closing settlement price on the commodities exchange; unlisted equity securities are generally valued at the last sale price or closing bid price if no sale has occurred.

Debt securities with maturities generally exceeding one year are valued on the basis of valuations furnished by Interactive Data Corporation, a facility which utilizes electronic data processing techniques to report valuations for normal institutional size trading units of debt securities, without regard to exchange or over-the-counter prices, unless the Directors of the Fund determine that in the case of a particular security some other value is fair.

Money market instruments and debt securities with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market, except for the Money Market Portfolio. Marking to market is based on an average (provided by a communication network) of the most recent bid prices or yields. The marking to market method takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities.

Securities with remaining maturities of sixty days or less, and all debt securities of the Money Market Portfolio, are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. Under the amortized cost method of valuation, the security will initially be valued at the cost on the date of purchase (or, in the case of securities purchased with more than 60 days remaining to maturity the market value on the 61st day prior to maturity); and thereafter the Portfolio will assume a constant proportionate amortization in value until maturity of any discount or premium.

The value of a foreign security held by the International Growth Portfolio and the Franklin Templeton International Equity Portfolio is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of 4:00 p.m., New York time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at foreign exchange rates in effect, generally, at 4:00 p.m., New York time. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, and will therefore not be reflected in the computation of the Portfolio’s net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management and approved in good faith by the Directors of the Fund. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the

New York Stock Exchange is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund’s net asset value is not calculated. The International Growth Portfolio and the Franklin Templeton International Equity Portfolio calculate net asset value per share, and therefore effect sales and redemptions of their shares, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and if events occur which materially affect the value of these foreign securities, they will be valued at fair market value as determined by the management and approved in good faith by the Directors of the Fund. This description of issues and practices for the International Growth and International Equity Portfolios will also apply for the other Portfolios which are authorized to invest in foreign securities to the extent that those Portfolios invest in securities for which the principal trading activity takes place in foreign markets.

All other assets, including any securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith by the Directors of the Fund. The net asset value is determined as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading.

The Money Market Portfolio will use its best efforts to maintain a constant net asset value per share of $1.00 (computed to an accuracy of $.005); however, the net asset value is subject to fluctuation based upon changes in the value of the Portfolio’s securities. Accordingly, if net losses on the Portfolio’s securities for a given period exceed income after expenses, the net asset value per share of Money Market Portfolio capital stock will decline. The Board of Directors of the Fund will take such action as it considers appropriate to maintain the stability of the net asset value per share. For example, the Directors may reduce or suspend the payment of dividends if the net asset value per share should decline below $.995 and the Directors may supplement such dividends with other distributions if the net asset value per share should rise above $1.005.

The total offering price per share for each Portfolio is computed as follows:

SPECIMEN PRICE-MAKE-UP SHEET

(as of December 31, 2005)

	SMALL CAP GROWTH STOCK PORTFOLIO	T. ROWE PRICE SMALL CAP VALUE PORTFOLIO	AGGRESSIVE GROWTH STOCK PORTFOLIO	INTERNATIONAL GROWTH PORTFOLIO	FRANKLIN TEMPLETON INTERNA- TIONAL EQUITY PORTFOLIO
NET ASSETS	$503,008,103	$245,040,820	$1,252,701,770	$167,549,617	$1,139,260,438
NUMBER OF SHARES OUTSTANDING	198,821,335	149,588,730	379,799,719	113,509,243	628,662,076
NET ASSET VALUE PER SHARE(NET ASSETS ÷ NUMBER OF SHARES OUTSTANDING)	$2.530	$1.638	$3.298	$1.476	$1.812
OFFERING AND REDEMPTION PRICE PER SHARE	$2.53	$1.64	$3.30	$1.48	$1.81

	ALLIANCE BERNSTEIN MID CAP VALUE PORTFOLIO	INDEX 400 STOCK PORTFOLIO	JANUS CAPITAL APPRECIATION PORTFOLIO	GROWTH STOCK PORTFOLIO	LARGE CAP CORE STOCK PORTFOLIO
NET ASSETS	$97,556,975	$490,625,691	$132,678,566	$702,525,836	$494,020,112
NUMBER OF SHARES OUTSTANDING	67,287,117	317,191,142	81,593,563	332,293,980	404,376,827
NET ASSET VALUE PER SHARE (NET ASSETS ÷ NUMBER OF SHARES OUTSTANDING)	$1.450	$1.547	$1.626	$2.114	$1.222
OFFERING AND REDEMPTION PRICE PER SHARE	$1.45	$1.55	$1.63	$2.11	$1.22

	CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO	T. ROWE PRICE EQUITY INCOME PORTFOLIO	INDEX 500 STOCK PORTFOLIO	ASSET ALLOCATION PORTFOLIO	BALANCED PORTFOLIO
NET ASSETS	$273,933,519	$132,923,491	$1,903,641,404,	$244,806,923	$2,905,741,048
NUMBER OF SHARES OUTSTANDING	241,868,082	99,903,745	640,627,222	211,009,672	1,562,622,578
NET ASSET VALUE PER SHARE(NET ASSETS ÷ NUMBER OF SHARES OUTSTANDING)	$1.133	$1.331	$2.972	$1.160	$1.860
OFFERING AND REDEMPTION PRICE PER SHARE	$1.13	$1.33	$2.97	$1.16	$1.86

	HIGH YIELD BOND PORTFOLIO	SELECT BOND PORTFOLIO	MONEY MARKET PORTFOLIO
NET ASSETS	$244,553,934	$786,543,824	$399,858,459
NUMBER OF SHARES OUTSTANDING	341,202,370	653,978,562	399,871,915
NET ASSET VALUE PER SHARE(NET ASSETS ÷ NUMBER OF SHARES OUTSTANDING)	$0.717	$1.203	$1.000
OFFERING AND REDEMPTION PRICE PER SHARE	$0.72	$1.20	$1.00

Payment for the shares redeemed must be made within seven days after the evidence of ownership of such shares is tendered to the Fund; however, the right to redeem Fund shares may be suspended, or payment of the redemption value postponed, during any period in which the New York Stock Exchange is closed or trading thereon is restricted, or any period during which an emergency exists, or as otherwise permitted by the Investment Company Act of 1940.

TAXES AND DIVIDENDS

Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In order to avoid taxation of capital gains under Subchapter M of the Code, each Portfolio, except the Money Market Portfolio, will distribute net capital gains annually. Net capital gains from the sale of investments will be calculated by subtracting any unused capital loss carryforward from net realized gain for the year, as prescribed by the Internal Revenue Code. One of these applicable provisions is that at the close of each quarter of the Portfolio’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) no more than 25% of the value of a Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.

A regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies. Under certain circumstances, a Portfolio may be required to sell portfolio holdings to meet this requirement.

If for any year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net taxable gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

No distribution of realized capital gains will be made until any capital loss carryforward has been exhausted or expired. At the end of their last fiscal years, the following Portfolios had unused capital loss carryforwards. Amounts are in thousands.

Portfolio	Carryforward	Expiration
Franklin Templeton International Equity	51,292	2010-2011
Select Bond	5,616	2013
Growth Stock	56,115	2010
Large Cap Core Stock	161,916	2009-2012
High Yield Bond	66,497	2007-2013
Money Market	13	2010-2013

The Aggressive Growth Stock, Small Cap Growth Stock, T. Rowe Price Small Cap Value, International Growth Stock, AllianceBernstein Mid Cap Value, Index 400 Stock, Capital Guardian Domestic Equity, T. Rowe Price Equity Income, Index 500 Stock, Asset Allocation, Balanced and Janus Capital Appreciation Portfolios had no unused capital loss carryforwards.

CALCULATION OF YIELD QUOTATIONS OF THE MONEY MARKET PORTFOLIO

The Money Market Portfolio’s yield is its current investment income expressed in annualized terms. The Portfolio’s yield is calculated by determining the net change in the value of a pre-existing account having a balance of one share at the beginning of a seven-day base period. The net change in the value of the account is divided by the value of the account at the beginning of the period to obtain the base period return. The result is then multiplied by 365 and divided by seven, with the resulting annualized yield carried to the nearest hundredth of one percent. For purposes of this calculation the net change in the value of the account reflects the value of additional Portfolio shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The calculation reflects net investment income of the Portfolio for the period, including accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses, but does not include realized or unrealized gains or losses.

FINANCIAL STATEMENTS

The financial statements, related notes and related reports of PricewaterhouseCoopers LLP, independent registered public accounting firm contained in the Annual Report to Shareholders of the Fund as of December 31, 2005 and for the year then ended are hereby incorporated by reference. Copies of the Fund’s Annual Report or, when it becomes available, Semi-Annual Report as of, and for the six months ended, June 30, 2006 (unaudited) may be obtained without charge by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling (414)271-1444, or by visiting the website at www.nmfn.com.

APPENDIX A – Credit Ratings

Description of Ratings as Provided by the Rating Services

As described in the prospectus, the Portfolios may invest in investment grade and non-investment grade debt investments. Investment grade securities are securities rated investment grade by a Nationally Recognized Statistical Rating Organization (“NRSRO”), i.e. BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. Non-investment grade securities are securities rates below investment grade by a NRSRO. Below are summaries of the rating definitions used by three of the NRSROs. The Fund’s adviser will ordinarily rely on the ratings provided by these organizations but may give consideration to the ratings given by other NRSROs.

I. FITCH’S

a. Fitch’s Corporate Bonds and Preferred Stock (long-term)

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative.

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions.

Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

☐	For issuers and performing obligations, default of some kind appears probable.

☐	For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

☐	For issuers and performing obligations, default is imminent.

☐	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

•	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

b. Fitch’s Commercial Paper (short-term)

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Long-term and Short-term ratings: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’ Paid-in –Full: denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’: indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

II. MOODY’S INVESTORS SERVICE, INC.

a. Moody’s Corporate Bonds and Preferred Stock (long-term)

Aaa

Bonds and preferred stock which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Bonds and preferred stock which are rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Bonds and preferred stock which are rated A are to be considered upper-medium-grade and are subject to low credit risk.

Baa

Bonds and preferred stock which are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Bonds and preferred stock which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Bonds and preferred stock which are rated B are considered speculative and are subject to high credit risk.

Caa

Bonds and preferred stock which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

b. Moody’s Commercial Paper (short-term)

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

N P

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

III. STANDARD & POOR’S

a. Standard & Poor’s Corporate Bonds and Preferred Stock (long-term)

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard &Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest.

While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

b. Standard & Poor’s Commercial Paper (short-term)

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B - Glossary of Terms

Certificate of Deposit

A certificate of deposit is a short term obligation of a commercial bank.

Eurodollar Certificate of Deposit

A Eurodollar certificate of deposit is a short term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

Time Deposit

A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers’ Acceptance

A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

Variable Amount Master Note

A variable amount master note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender.

Commercial Paper

Commercial paper is a short term promissory note issued by a corporation primarily to finance short term credit needs.

APPENDIX C – Legal Proceedings

AllianceBernstein

All aspects of AllianceBernstein L.P.’s (“AllianceBernstein” and “the firm”) business are subject to various federal and state laws and regulations, and to laws in foreign countries in which AllianceBernstein’s subsidiaries conduct business. Accordingly, from time to time, regulators contact AllianceBernstein seeking information concerning the firm and its business activities. At any given time, AllianceBernstein is also a party to civil lawsuits.

Please see below for details on current material litigation against AllianceBernstein and material regulatory matters involving AllianceBernstein:

Pending Litigation

Mutual Fund Revenue Sharing. On June 22, 2004, a purported class action complaint styled Aucoin, et al. v. Alliance Capital Management L.P., et al. was filed against the firm and other defendants. The complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. Plaintiff seeks unspecified actual and punitive damages, asserting claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Investment Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiff also seeks rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses. Other, related complaints were filed, and have been consolidated in New York federal district court. In October 2005, the Court dismissed the consolidated complaint except for plaintiffs’ claim under Section 36(b). In January 2006, the Court granted Alliance’s motion for reconsideration and dismissed plaintiffs’ Section 36(b) claim as well. The plaintiffs have moved for leave to amend their complaint. Alliance believes that the plaintiffs’ allegations are without merit and intends to vigorously defend against them if their dismissal is appealed.

Illinois Class Action Complaint. On October 1, 2003, a class action complaint was filed in Illinois state court against Alliance Capital Management L.P. (now known as AllianceBernstein L.P.) by an alleged shareholder in the Premier Growth Fund. In June 2004, plaintiffs amended the complaint, adding a new plaintiff and seeking to allege claims on behalf of a class of all investors holding an interest in any portfolio managed by the firm’s Large Cap Growth Team. The amended complaint alleges that the firm breached a contract consisting principally of firm marketing materials that allegedly required the Team to purchase only “1-rated” stocks for the Large Cap Growth portfolios. AllianceBernstein removed the amended complaint to federal court in Illinois, and plaintiffs moved to remand it to state court. On August 30, 2004, the federal court remanded the amended complaint to state court in Illinois. The firm’s appeal of the remand order was denied on September 2, 2005. AllianceBernstein and the other defendants in this action believe that the allegations are without merit and intend to vigorously defend against them.

Market Timing and Late Trading Litigation. On October 2, 2003, a complaint (“Hindo”) was filed in federal court in New York alleging that AllianceBernstein and numerous other defendants entered into agreements under which certain parties were permitted to engage in “late trading” and “market timing” transactions in certain firm-sponsored mutual funds in violation of the Securities Act of 1933 (“Securities Act”), the Securities Exchange Act of 1934 (“Exchange Act”) and the Investment Advisers Act of 1940. Hindo further alleges that the prospectuses for certain of these funds were false and misleading. Since October 3, 2003, numerous additional lawsuits making factual allegations generally similar to those in Hindo have been filed in federal and state court, including a complaint by the West Virginia attorney general. Others may be filed. Certain of these lawsuits allege claims under the Securities Act and Exchange Act, as well as claims under the Investment Company Act, the Employee Retirement Income

Security Act of 1974 and common law. All of these lawsuits seek an unspecified amount of compensatory damages. Consolidated amended complaints were filed in the actions, and AllianceBernstein has moved to dismiss them. AllianceBernstein and the other defendants in these actions intend to vigorously defend against them.

Enron Shareholder Litigation. On April 8, 2002, in In re Enron Corporation Securities Litigation, a consolidated complaint (“Enron Complaint”) was filed in federal court in Houston against numerous defendants, including the firm. The principal allegations pertaining to the firm are that it violated Sections 11 and 15 of the Securities Act with respect to a registration statement filed by Enron and effective with the SEC on July 18, 2001, which was used to sell $1.9 billion Enron Corp. Zero Coupon Convertible Notes due 2021. Plaintiffs allege that Frank Savage, who was at that time an employee of Alliance Capital Management L.P. and who was a director of the General Partner of Alliance Capital Management L.P., signed the registration statement at issue. Plaintiffs allege that the registration statement was materially misleading. Plaintiffs further allege that the firm was a controlling person of Frank Savage. Plaintiffs therefore assert that the firm is itself liable for the allegedly misleading registration statement. Plaintiffs seek rescission or a rescissory measure of damages. On June 3, 2002, we moved to dismiss the Enron Complaint as the allegations therein pertain to it. On March 12, 2003, that motion was denied. The firm filed its answer to an amended consolidated complaint on June 13, 2003 and has filed an opposition to class certification. That motion is pending. The case is currently in discovery. AllianceBernstein believes that plaintiffs’ allegations in the Enron Amended Consolidated Complaint as to it are without merit and intends to vigorously defend against these allegations.

At the present time, we are unable to predict the outcome or estimate a possible loss or range of loss in respect of the foregoing matters because of the inherent uncertainty regarding the outcome of complex litigation.

With respect to all significant litigation matters, we conduct a probability assessment of the likelihood of a negative outcome. If the likelihood of a negative outcome is probable, and the amount of the loss can be reasonably estimated, we record an estimated loss for the expected outcome of the litigation as required by Statement of Financial Accounting Standards No. 5 (“SFAS No. 5”), “Accounting for Contingencies”, and Financial Accounting Standards Board (“FASB”) Interpretation No. 14, “Reasonable Estimation of the Amount of a Loss –an interpretation of FASB Statement No. 5”.

If the likelihood of a negative outcome is reasonably possible and we are able to indicate an estimate of the possible loss or range of loss, we disclose that fact together with the estimate of the possible loss or range of loss. However, it is difficult to predict the outcome or estimate a possible loss or range of loss because litigation is subject to significant uncertainties, particularly when plaintiffs allege substantial or indeterminate damages, or when the litigation is highly complex or broad in scope.

Pending Regulatory Matters

Mutual Fund Trading Matters. Certain regulatory authorities, including the SEC and the Office of the New York State Attorney General (“NYAG”), are investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares and have requested that the firm provide information to them. Our firm has cooperated and will continue to cooperate with all of these authorities.

On December 18, 2003, the firm reached terms with the SEC for the resolution of regulatory claims against Alliance Capital Management L.P. with respect to market timing. The SEC Order reflecting the agreement found that the firm maintained relationships with certain investors who were permitted to engage in market timing trades in certain domestic mutual funds sponsored by the firm in return for or in connection with making investments (which were not actively traded) in other firm products, including hedge funds and mutual funds, for which it receives advisory fees (“Market Timing Relationships”). The Order also stated that the SEC determined to accept an Offer of Settlement submitted by Alliance Capital Management L.P. The firm concurrently reached an agreement in principle with the NYAG which was subject to final, definitive documentation. That documentation, titled the Assurance of Discontinuance, is dated September 1, 2004.

Under both the SEC Order and the NYAG agreement, the firm must establish a $250 million fund to compensate fund shareholders for the adverse effect of market timing. Of the $250 million fund, the Agreements characterize $150 million as disgorgement and $100 million as a penalty. The Agreement with the NYAG requires a weighted average reduction in fees of 20% with respect to investment advisory agreements with AllianceBernsteinsponsored U.S. long-term open-end retail mutual funds for a minimum of five years, which commenced January 1, 2004. The terms of the agreements also call for the formation of certain compliance and ethics committees and the election of independent chairman to mutual fund boards, among other things.

The investigations by the SEC and NYAG are continuing. On February 10, 2004, we received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (“West Virginia Securities Commission”) (together, the “Information Requests”). Both Information Requests require us to produce documents concerning, among other things, any market timing or late trading in our sponsored mutual funds. We responded to the Information Requests and are cooperating fully with the investigation.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a “Summary Order to Cease and Desist, and Notice of Right to Hearing” addressed to Alliance Capital Management L.P. and Alliance Capital Management Holding L.P.. The Summary Order claims that the firms violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. On January 25, 2006, we and other unaffiliated firms filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court, seeking to vacate the Summary Order and for other relief. We intend to vigorously defend against the allegations in the Summary Order.

On September 16, 2005, the SEC issued a Wells notice to the firm claiming that it aided and abetted violations of Section 19(a) of the Investment Company Act of 1940 by the Alliance All-Market Advantage Fund and the Spain Fund. The notice alleged that the funds did not, under Section 19(a), provide the required disclosure of the character of dividend distributions. The funds revised their dividend disclosures in 2004 in response to the SEC’s review of this matter and the firm believes that the disclosures now fully comply with Section 19(a). The firm has reached an agreement in principle with the SEC to resolve this matter, and has recorded a $450,000 earnings charge in connection therewith.

Templeton

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (Advisers) (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC’s investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC’s administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC’s findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled “In re Mutual Funds Investment Litigation” (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. Such plan has been prepared and submitted to the SEC for approval.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

In addition, various subsidiaries of Franklin Resources, Inc., as well as certain Templeton funds, have also been named in several class action lawsuits originally filed in state courts in Illinois, alleging breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by such subsidiaries, and seeking, among other relief, monetary damages and attorneys’ fees and costs. In April 2005, these lawsuits were removed to the United States District Court for the Southern District of Illinois. On July 12, 2005, the court dismissed one of these lawsuits and dismissed the remaining lawsuits on August 25, 2005. Plaintiffs are appealing the dismissals to the United States Court of Appeals.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.’s website at franklintempleton.com under “Statement on Current Industry Issues.”

Janus Capital

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the United States District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins Wolf McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus Capital and its affiliates that were brought on behalf of JCGI’s corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General’s Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the “market timing” actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital’s predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff’s antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Capital Guardian

Capital Guardian Trust Company’s affiliates, Capital Research and Management Company (“CRMC”) and American Funds Distributors (“AFD”), are the investment manager and distributor, respectively, for the American Funds group of mutual funds. In February 2005, AFD was charged by the NASD in a regulatory proceeding and in March 2005, the California Attorney General filed a securities fraud lawsuit against CRMC and AFD. Both proceedings are related to mutual fund sales and trading practices. On November 22, 2005, the Los Angeles Superior Court dismissed the California Attorney General’s lawsuit against CRMC and AFD on the grounds that the action was inconsistent with federal law. On February 7, 2006, the Attorney General filed a notice that he would appeal the Superior Court's decision. An investigation by the SEC into related matters is ongoing. In addition, CRMC is a defendant in a class action regarding mutual fund management fees. Further information is available upon request and at the American Funds website: www.americanfunds.com. These proceedings are not related to the investment management services Capital Guardian provides to its clients.

APPENDIX D – Portfolio Holdings Disclosure Recipients

Service Providers

•	The Northwestern Mutual Life Insurance Company in its capacity as service provider to the Fund and Mason Street Advisors, LLC

•	Mason Street Advisors, LLC in its capacity as investment adviser, and each of the sub-advisers, for the Fund

•	The Fund’s directors and legal counsel to the independent directors

•	JPMorgan Chase Bank, N.A., Mellon Bank, N.A. and Brown Brothers Harriman & Co. in their capacity as custodians, and depositories utilized by the foregoing

•	Pricewaterhouse Coopers LLP in its capacity as independent auditors for the Fund

•	Institutional Shareholder Services, Inc. in its capacity as proxy service provider for Mason Street Advisors, LLC

•	Epstein & Associates, Inc. (StarCompliance) in its capacity as provider of Code of Ethics compliance services

•	FT Interactive Data Corporation and its subsidiaries, Bloomberg L.P. and TradeWeb Group LLC in their capacity as provider of pricing services

•	Brown Brothers Harriman & Co. in its capacity as international fund accountant

•	Financial writers utilized to assist in the preparation of fund advertising and reporting materials

•	Financial printers used to print advertising and regulatory materials

Investment Professionals

ABN AMRO	Keefe Bruyette & Woods
AG Edwards	Kepler Securities
Arbor Research	Legg Mason Wood Walker
Auerbach Grayson	Lehman Brothers
Banc of America Securities LLC	Loop Capital Markets
Barclays Bank PLC	MacQuarie Securities USA, Inc.
Bears Stearns & Co., Inc.	Maxcor Financial Inc.
Blaylock & Partners, L.P.	McDonald Investments
BMO Nesbitt Burns	Merrill Lynch & Co., Inc.
BNP Paribas Securities Corp.	Miller Tabak Roberts Securities, LLC
Cantor Fitzgerald	Mizuho Securities USA, Inc.
Carnegie Inc.	Morgan Stanley & Co., Incorporated
Cheuvreux Securities	National Bank of Canada
CIBC World Markets	Nordic Partners
Citigroup Global Markets, Inc.	Off the Record Research (OTA)
CLSA	Oddo Securities
Credit Suisse First Boston, LLC	Raymond James & Associates Inc.
Daiwa Securities America Inc.	RBC Financial Group
Descap Securities	RBC Securities
Deutsche Bank Securities Inc.	Redburn Partners LLP
E-Trade	Robert W. Baird & Company Inc.
Enskilda Securities	Ryan Beck & Co., Inc.
ESN North America Inc.	Sanford C. Bernstein Co., LLC
Exane, Inc.	Santander Securities
First Albany Capital	SG Americas Securities
Fortis Securities	Simmons
FTN Financial Securities Corp.	Southwest Securities, Inc.
Goldman Sachs	Stephens Inc.

Greenwich Capital Markets, Inc.	SunTrust Robinson Humphrey
Gruggenheim Capital Markets LLC	Thomas Weisel Securities
HSBC Securities (USA) Inc.	UBS Securities LLC
HVB Capital Markets - CAIB Securities	UBS Warburg
Intermonte Securities	Wachovia Capital Markets, LLC
Ixis Securities	William Blair & Company
Jefferies	WR Hambrecht
J.P. Morgan

Lending Parties

Banc of America Securities LLC

Bear Stearns & Co., Inc.

Citigroup Global Markets, Inc.

Credit Suisse First Boston, LLC

Goldman Sachs

Lehman Brothers

Merrill Lynch & Co., Inc.

Morgan Stanley & Co., Incorporated

Southwest Securities, Inc.

PART C

OTHER INFORMATION

Item 23.

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To

(a)1(a)	Articles of Incorporation of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on December 22, 1983	EX-99.B1 to Form N-1A Post Effective Amendment No. 13 for Northwestern Mutual Series Fund, Inc. filed on April 26, 1996

(a)1(b)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on May 3, 1993	EX-99.B1(a) to Form N-1A Post Effective Amendment No. 13 for Northwestern Mutual Series Fund, Inc. filed on April 26, 1996

(a)1(c)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 4, 1999 and filed with the State of Maryland on February 11, 1999	Exhibit A(1) to Form N-1A Post Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999

(a)1(d)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on May 3, 2001 and filed with the State of Maryland on May 4, 2001	Exhibit A(1) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001

(a)1(e)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on November 7, 2002 and filed with the State of Maryland on January 31, 2003	Exhibit A(1) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003

(a)1(f)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 6, 2003 and filed with the State of Maryland on February 7 , 2003	Exhibit A(2) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003

(b)1(a)	By-Laws of Northwestern Mutual Series Fund, Inc.	EX-99.B2 to Form N-1A Post Effective Amendment No. 13 for Northwestern Mutual Series Fund, Inc. filed on April 26, 1996

(b)1(b)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated February 6, 1997	EX-99.B2 to Form N-1A Post Effective Amendment No. 14 for Northwestern Mutual Series Fund, Inc. filed on February 27, 1997

(b)1(c)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated November 6, 1997	Exhibit B(2) to Form N-1A Post Effective Amendment No. 15 for Northwestern Mutual Series Fund, Inc. filed on April 28, 1998

(b)1(d)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated August 6, 1998	Exhibit B(2)(a) to Form N-1A Post Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999

(b)1(e)	Resolutions to Amend By-Laws of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 4, 1999	Exhibit B(2)(b) to Form N-1A Post Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999

(b)1(f)	Resolutions to Amend By-Laws of Northwestern Mutual Series Fund, Inc. adopted by the Directors on May 3, 2001	Exhibit B(1) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001

(b)1(g)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated February 7, 2002	Exhibit B to Form N-1A Post Effective Amendment No. 22 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2002

(b)1(h)	Resolutions to Amend By-Laws of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 6, 2003	Exhibit B to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003

(b)1(i)	Amendment of By-Laws for Northwestern Mutual Series Fund, Inc., dated August 7, 2003	Exhibit (b) to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004

(b)1(j)	Amended and Restated By-Laws of Northwestern Mutual Series Fund, Inc. adopted on August 5, 2004	Exhibit (b)1(j) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005

(d)1(a)	Assignment and Assumption of Contracts between Northwestern Mutual Investment Services, LLC (“Assignor”) and Mason Street Advisers, LLC, n/k/a Mason Street Advisors, LLC (“Assignee”), dated January 1, 2002	Exhibit D to Form N-1A Post Effective Amendment No. 22 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2002

(d)1(b)	Investment Advisory Agreement between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC (on behalf of the eighteen Portfolios), dated May 1, 2003	Exhibit (d)1 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004

(d)2(a)	Investment Sub-Advisory Agreement Between Northwestern Mutual Investment Services, Inc., and Templeton Investment Counsel, Inc. (on behalf of the International Equity Portfolio), dated April 29, 1994	EX-99.B5(h) to Form N-1A Post Effective Amendment No. 13 for Northwestern Mutual Series Fund, Inc. filed on April 26, 1996

(d)2(b)	Form of Investment Sub-Advisory Agreement between Northwestern Mutual Investment Services, LLC and Capital Guardian Trust Company (on behalf of the Capital Guardian Domestic Equity Portfolio)	Exhibit D(2) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001

(d)2(c)	Form of Investment Sub-Advisory Agreement between Northwestern Mutual Investment Services, LLC and T. Rowe Price Associates, Inc. (on behalf of the T. Rowe Price Small Cap Value Portfolio)	Exhibit D(3) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001

(d)2(d)	Form of Investment Sub-Advisory Agreement between Mason Street Advisors, LLC, Northwestern Mutual Series Fund, Inc. and Alliance Capital Management L.P. (on behalf of the AllianceBernstein Mid Cap Value Portfolio)	Exhibit D(3) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003

(d)2(e)	Form of Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and T. Rowe Price Associates, Inc. (on behalf of the T. Rowe Price Equity Income Portfolio)	Exhibit D(5) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003

(d)2(f)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Janus Capital Management LLC (on behalf of the Janus Capital Appreciation Portfolio)	Exhibit D to Form N-1A Post Effective Amendment No. 24 for Northwestern Mutual Series Fund, Inc. filed on May 1, 2003

(d)2(g)	Amendment to Sub-Investment Advisory Agreement between Janus Capital Managmenet LLC and Mason Street Advisors, LLC (on behalf of Janus Capital Appreciation Portfolio), dated May 12, 2003	Exhibit (d)2 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004

(g)1(a)	Form of Domestic Custody Agreement between Northwestern Mutual Series Fund, Inc. (on behalf of the Index 400 Stock Portfolio and the Small Cap Growth Stock Portfolio) and The Chase Manhattan Bank	Exhibit G(8)(a) to Form N-1A Post Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999

(g)1(b)	Form of amendment to domestic Custodian Agreement between The Chase Manhattan Bank and Northwestern Mutual Series Fund, Inc. (on behalf of the T. Rowe Price Small Cap Value Portfolio, International Growth Portfolio, Asset Allocation Portfolio and the Capital Guardian Domestic Equity Portfolio)	Exhibit G(1) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001

(g)2	Mutual Fund Custody and Services Agreement between Mellon Bank, N.A. and Northwestern Mutual Series Fund, Inc. (on behalf of the Select Bond Portfolio and the Balanced Portfolio), dated May 26, 2004	Exhibit (g)2 to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005

(g)3(a)	Foreign Custodian Agreement Between Brown Brothers Harriman & Co. and Northwestern Mutual Series Fund, Inc., dated March 31, 1997	Exhibit (g)3(a) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005

(g)3(b)	Form of amendment to foreign Custodian Agreement between Brown Brothers Harriman & Co. and Northwestern Mutual Series Fund, Inc. (Rule 17f-7)	Exhibit G(3) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001

(g)3(c)	Amendment to the Custodian Agreement between Brown Brothers Harriman & Co. and Northwestern Mutual Series Fund, Inc., dated May 1, 2003	Exhibit (g)3(c) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005

(h)1	License Agreement between Standard & Poor’s Corporation and Northwestern Mutual Series Fund, Inc. (on behalf of the Index 400 Stock Portfolio), dated February 19, 1999	Exhibit H(9) to Form N-1A Post Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999

(h)2(a)	Form of Agreement to Pay or Reimburse Expenses of the Small Cap Growth Stock Portfolio and the Index 400 Stock Portfolio	Exhibit H to Form N-1A Post Effective Amendment No. 17 for Northwestern Mutual Series Fund, Inc. filed on April 29, 1999

(h)2(b)

Form of Agreement to Pay or Reimburse Expenses between Northwestern Mutual Series Fund, Inc., Northwestern Mutual Investment Services, LLC and The Northwestern Mutual Life Insurance Company (on behalf of the T. Rowe

Price Small Cap Value Portfolio, International Growth Portfolio, Capital Guardian Domestic Equity Portfolio and Asset Allocation Portfolio)

Exhibit H(2) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001

(h)3(a)	Foreign Custody Manager Delegation Agreement and Appendix “A” thereto, between Northwestern Mutual Series Fund, Inc. and Brown Brothers Harriman & Co., dated March 31, 1997	Exhibit (h)3(a) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005

(h)3(b)	Form of amendment to Delegation Agreement between Brown Brothers Harriman & Co. and and Northwestern Mutual Series Fund, Inc. (on behalf of the AllianceBernstein Mid Cap Value Portfolio, the Janus Capital Appreciation Portfolio and the T. Rowe Price Equity Income Portfolio)	Exhibit H(1) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003

(h)4	Form of Agreement to Waive Fees between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC (on behalf of the AllianceBernstein Mid Cap Value Portfolio, the Janus Capital Appreciation Portfolio and the T. Rowe Price Equity Income Portfolio)	Exhibit H(2) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003

(h)5	Updated Agreement to waive fees and reimburse expenses (on behalf of the T. Rowe Price Small Cap Value Portfolio, International Growth Portfolio, Capital Guardian Domestic Equity Portfolio and Asset Allocation Portfolio), dated April 27, 2006	Filed herewith

(h)6	Updated Agreement to waive fees and reimburse expenses (on behalf of the AllianceBernstein Mid Cap Value Portfolio, the Janus Capital Appreciation Portfolio and the T. Rowe Price Equity Income Portfolio), dated April 27, 2006	Filed herewith

(i)	Opinion and Consent of Counsel	Filed herewith

(j)	Consent of Independent Registered Public Accounting Firm	Filed herewith

(l)	Subscription Agreement, dated April 23, 2003	Exhibit L to Form N-1A Post Effective Amendment No. 24 for Northwestern Mutual Series Fund, Inc. filed on May 1, 2003

(p)1(a)

Summary of Revisions, effective April 1, 2002, to T. Rowe Price Group, Inc. And Its Affiliates Code of Ethics dated March, 2000; and previously filed as

Exhibit P(1) with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A for Northwestern Mutual Series Fund, Inc., File No. 2-89971, CIK 0000742212, on May 17, 2001, and incorporated herein by reference

Exhibit P(3) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003

(p)1(b)	T. Rowe Price Group, Inc. and Its Affiliates Code of Ethics and Conduct, effective March 31, 2004	Exhibit (p)1(b) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005

(p)1(c)	T. Rowe Price Group, Inc. and Its Affiliates Code of Ethics and Conduct, effective February1, 2005	Filed herewith

(p)2	Code of Ethics for Northwestern Mutual Investment Services, LLC, dated April 1, 2002	Exhibit (p)1 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004

(p)3(a)	Code of Ethics for Mason Street Advisors, LLC, Mason Street Funds, Inc. and Northwestern Mutual Series Fund, Inc., dated February 5, 2004	Exhibit (p)2 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004

(p)3(b)	Code of Ethics for Mason Street Advisors, LLC, Mason Street Funds, Inc. and Northwestern Mutual Series Fund, Inc., dated January 20, 2005	Exhibit (p)3(b) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005

(p)3(c)	Statement of Policy on Personal Securities Transactions Adopted by Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc., dated April 1, 2006	Filed herewith

(p)4(a)	Code of Ethics for Alliance Capital Management L.P., dated June 2003	Exhibit (p)3 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004

(p)4(b)	Alliance Capital Management L.P. Code of Business Conduct and Ethics, dated October 2004	Exhibit (p)4(b) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005

(p)4(c)	Alliance Capital Management L.P. Code of Business Conduct and Ethics, dated October 2004 and revised May 2005	Filed herewith

(p)5(a)	Code of Ethics for The Capital Group Companies, dated December 2003	Exhibit (p)4 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004

(p)5(b)	The Capital Group Companies Code of Ethics, dated November 2004	Exhibit (p)5(b) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005

(p)5(c)	The Capital Group Companies Code of Ethics, dated December 2005	Filed herewith

(p)6(a)	Summary of Changes to Code of Ethics for Franklin Templeton Investments, dated May 2003	Exhibit (p)5 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004

(p)6(b)	Franklin Templeton Investments Code of Ethics revised December 2004	Exhibit (p)6(b) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005

(p)6(c)	Franklin Templeton Investments Code of Ethics revised April 2005	Filed herewith

(p)7(a)	Janus Ethics Rules dated June 9, 2003	Exhibit (p)6 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004

(p)7(b)	Janus Ethics Rules revised April 20, 2004	Exhibit (p)7(b) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005

(p)7(c)	Janus Ethics Rules revised March 22, 2005	Exhibit (p)7(c) to Form N-1A Post Effective Amendment No. 27 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2005

(p)7(d)	Janus Ethics Rules revised March 1, 2006	Filed herewith

Item 24.	Persons Controlled by or under Common Control with Registrant

Shares of the Registrant have been offered and sold only to The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), a mutual insurance company organized by a special act of the Wisconsin Legislature, and its separate investment accounts created pursuant to Wisconsin insurance laws. Certain of the separate investment accounts are registered under the Investment Company Act of 1940 as unit investment trusts, and the purchasers of variable annuity contracts and variable life insurance policies issued in connection with such accounts have the right to instruct Northwestern Mutual with respect to the voting of the Registrant’s shares held by those accounts. Subject to such voting instruction rights, Northwestern Mutual and its separate investment accounts directly control the Registrant. However, the present practice of Northwestern Mutual, as disclosed elsewhere in this Amended Registration Statement, is to vote the shares of the Registrant held as general assets in the same proportions as the shares for which voting instructions are reserved. Subsidiaries of Northwestern Mutual when considered in the aggregate as a single subsidiary would not constitute a significant subsidiary.

The subsidiaries of Northwestern Mutual, as of February 28, 2006, as well as their jurisdiction of incorporation and Northwestern Mutual’s direct or indirect ownership percentage, are set forth on pages C- 8 through C- 11.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE1

(as of February 28, 2006)

Name of Subsidiary	Jurisdiction of Incorporation
Alexandra International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Amber, LLC – 100% ownership	Delaware
Baraboo, Inc. – 100% ownership	Delaware
Bayridge, LLC – 100% ownership	Delaware
Bradford, Inc. – 100% ownership	Delaware
Brendan International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Brian International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Burgundy, LLC – 100% ownership	Delaware
Carlisle Ventures, Inc. – 100% ownership	Delaware
Cass Corporation – 100% ownership	Delaware
Chateau, Inc. – 100% ownership of Common & Class B Preferred Stock	Delaware
Chateau, LLC – 100% ownership	Delaware
Chateau I, LP – 100% ownership	Delaware
Coral, Inc. – 100% ownership	Delaware
Diversey, Inc. – 100% ownership	Delaware
Elderwood International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Elizabeth International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Frank Russell Company – 90.86% ownership	Washington
Frank Russell Investment Management Company – 90.86% ownership	Washington
Green Room Properties, LLC – 100% ownership	Delaware
Hazel, Inc. – 100% ownership	Delaware
Health Invest, LLC – 100% ownership	Delaware
Higgins, Inc. – 100% ownership	Delaware
Highbrook International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Hobby, Inc. – 100% ownership	Delaware
INV Corp. – 100% ownership	Delaware
Justin International FSC, Inc. – 100% ownership	U.S. Virgin Islands
Jersey Par, LLC – 100% ownership	Delaware
JYD Assets, LLC – 100% ownership	Delaware
KerryAnne International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Klode, Inc. – 100% ownership	Delaware
Kristiana International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Lake Bluff, Inc. – 100% ownership	Delaware
Larkin, Inc. – 100% ownership	Delaware
Logan, Inc. – 100% ownership	Delaware
Lydell, Inc. – 100% ownership	Delaware
Mallon International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Maroon, Inc. – 100% ownership	Delaware
Mason & Marshall, Inc. – 100% ownership	Delaware
Mason Street Advisors, LLC – 100% ownership	Delaware
Mason Street Funds, Inc. – 70%[2] ownership	Maryland
Mitchell, Inc. – 100% ownership	Delaware
NM Albuquerque Inc. – 100% ownership	New Mexico
NM Regal, LLC – 100% ownership	Delaware
NM-Exchange, LLC – 100% ownership	Delaware
NM Harrisburg, Inc. – 100% ownership	Pennsylvania
NM Imperial, LLC – 100% ownership	Delaware
NM Majestic Holdings, LLC – 100% ownership	Delaware

NMIS Alabama Agency, LLC – 100% ownership	Alabama
NMIS Massachusetts Insurance Agency, LLC – 100% ownership	Massachusetts
NMIS Georgia Agency, LLC – 100% ownership	Georgia
NML Buffalo Agency, Inc. – 100% ownership	New York
NML-CBO, LLC – 100% ownership	Delaware
NML Development Corporation – 100% ownership	Delaware
NML/Mid-Atlantic, Inc. – 100% ownership	New Jersey
NML Real Estate Holdings, LLC – 100% ownership	Wisconsin
NML Securities Holdings, LLC – 100% ownership	Wisconsin
NML/Tallahassee, Inc. – 100% ownership	Florida
NVOP, Inc. – 100% ownership	Delaware
NVOP, LLC – 75% ownership	Delaware
NVOP Fairfax Ridge – 75% ownership	Delaware
NW Pipeline, Inc. – 100% ownership	Texas
Network Planning Advisors, L.L.C. – 100% ownership	Wisconsin
New Arcade, LLC – 100% ownership	Wisconsin
Nicolet, Inc. – 100% ownership	Delaware
North Van Buren, Inc. – 100% ownership	Delaware
Northwestern Ellis Company – 100% ownership	Nova Scotia
Northwestern Foreign Holdings B.V. – 100% ownership	Netherlands
Northwestern International Holdings, Inc. – 100% ownership	Delaware
Northwestern Investment Management Company, LLC – 100% ownership	Delaware
Northwestern Long Term Care Insurance Company – 100% ownership	Illinois
Northwestern Mutual Investment Services, LLC – 100% ownership	Wisconsin
Northwestern Mutual Las Vegas, Inc. – 100% ownership	Nevada
Northwestern Mutual Life International, Inc. – 100% ownership	Delaware
Northwestern Mutual Series Fund, Inc. – 100%[3] ownership	Maryland
Northwestern Mutual Wealth Management Company – 100% ownership	Federal Savings Bank (subject to jurisdiction of the Office of Thrift Supervision)
Northwestern Real Estate Partnership Holdings, LLC – 100% ownership	Delaware
Northwestern Reinsurance Holdings N.V. – 100% ownership	Netherlands
Northwestern Securities Holdings, LLC – 100% ownership	Delaware
Northwestern Securities Partnership Holdings, LLC – 100% ownership	Delaware
Olive, Inc. – 100% ownership	Delaware
Painted Rock Development Company – 100% ownership	Arizona
Park Forest Northeast, Inc. – 100% ownership	Delaware
RE Corporation – 100% ownership	Delaware
Regina International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Rocket Sports, Inc. – 100% ownership	Texas
Russell Investment Funds – 90.86% ownership	Massachusetts
Russet, Inc. – 100% ownership	Delaware
Scotty, LLC – 100% ownership	Delaware
Sean International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Solar Resources, Inc. – 100% ownership	Wisconsin
St. James Apartments, LLC – 100% ownership	Delaware
Stadium and Arena Management, Inc. – 100% ownership	Delaware
Summit Mall, LLC – 100% ownership	Delaware
Travers International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Tupelo, Inc. – 100% ownership	Delaware
Walden OC, LLC – 100% ownership	Delaware
White Oaks, Inc. – 100% ownership	Delaware

(1)	Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2005, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented. Excluded is the entire corporate structure under Frank Russell Company.

(2)	Aggressive Growth Stock, Asset Allocation, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Equity, Large Cap Core Stock, Municipal Bond, Select Bond, Small Cap Growth Stock.

(3)	Aggressive Growth Stock, Alliance Bernstein Mid Cap Value, Asset Allocation, Balanced, Capital Guardian Domestic Equity, Franklin Templeton International Equity, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Growth Stock, Janus Capital Appreciation, Large Cap Core Stock, Money Market, Select Bond, Small Cap Growth Stock, T. Rowe Price Small Cap Value, T. Rowe Price Equity Income.

Item 25.	Indemnification

Article IX of Registrant’s by-laws is included as an exhibit to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940. The by-laws of Northwestern Mutual permit indemnification by Northwestern Mutual of persons who are serving as directors of another corporation at the request of Northwestern Mutual. Pursuant to the by-law provision, the Trustees of Northwestern Mutual have adopted a resolution extending to all of the directors of the Registrant the benefits of the indemnification arrangements for employees, officers and Trustees of Northwestern Mutual. Directors’ and officers’ liability insurance which covers the directors and officers of the Registrant as well as Trustees and officers of Northwestern Mutual is also in force. The amount of coverage is $50 million. The deductible amount is $1,000,000 for claims covered by corporate indemnification. The cost of this insurance is allocated among Northwestern Mutual and its subsidiaries and no part of the premium has been paid by the Registrant.

Item 26.	Business and Other Connections of Investment Adviser

Mason Street Advisors, LLC (“MSA”), the Registrant’s investment adviser, also provides investment advisory services for Northwestern Mutual and other institutional clients. Several of the directors and officers of MSA also serve as officers of Northwestern Mutual.

For additional information regarding the business and other connections of each subadvisor, please see Schedules A, B and C, as applicable, to Part I of Form ADV in addition to Part II of Form ADV of each subadvisor, incorporated herein by reference, which sets forth the officers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers of each subadvisor during the past two years. The chart below sets forth each subadvisor and their respective SEC file number.

Subadvisor	SEC Number
AllianceBernstein L.P.	801-56720
Capital Guardian Trust Company	801-60145
Janus Capital Management LLC	801-13991
T. Rowe Price Associates, Inc.	801-856
Templeton Investment Counsel, LLC	801-15125

Item 27.	Principal Underwriters

Not applicable.

Item 28.	Location of Accounts and Records

Pursuant to the investment advisory agreement, MSA, the Registrant’s adviser, provides facilities and personnel for maintaining the Registrant’s books and records. Northwestern Mutual is also a party to the agreement and provides space, facilities and personnel used in carrying out this function. Documents are kept at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, the address of MSA and of Northwestern Mutual.

Item 29.	Management Services

Not applicable.

Item 30.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Series Fund, Inc., certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 27th day of April, 2006.

NORTHWESTERN MUTUAL SERIES FUND, INC. (Registrant)

By:	/s/ MARK G. DOLL
Mark G. Doll, President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title

/s/ MARK G. DOLL Mark G Doll	President and Principal Executive Officer	April 27, 2006

/s/ WALTER M. GIVLER Walter M. Givler	Vice President, Chief Financial Officer and Treasurer	April 27, 2006

/s/ BARBARA E. COURTNEY Barbara E. Courtney	Controller and Principal Accounting Officer	April 27, 2006

/s/ WILLIAM A. MCINTOSH* William A. McIntosh	Director	April 27, 2006

/s/ MICHAEL G. SMITH* Michael G. Smith	Director	April 27, 2006

/s/ EDWARD J. ZORE* Edward J. Zore	Director	April 27, 2006

* By	/s/ MARK G. DOLL
Mark G. Doll, Attorney in fact, pursuant to the Power of Attorney attached hereto

POWER OF ATTORNEY

The undersigned Directors of Northwestern Mutual Series Fund, Inc. (the “Company”), hereby constitute and appoint Edward J. Zore and Mark G. Doll, or either of them, their true and lawful attorneys and agents, to sign the names of the undersigned Directors to any instruments or documents filed as part of or in connection with or in any way related to the registration statement or statements and any and all amendments thereto, to be filed under the Securities Act of 1933 and the Investment Company Act of 1940 in connection with shares of the common stock of the Company offered to the public; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as indicated, February 22, 2006.

/s/ LOUIS A. HOLLAND	Director
Louis A. Holland

/s/ WILLIAM A. MCINTOSH	Director
William A. McIntosh

/s/ MICHAEL G. SMITH	Director
Michael G. Smith

Director
Martin F. Stein

/s/ EDWARD J. ZORE	Director
Edward J. Zore

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-1A

POST-EFFECTIVE AMENDMENT NO. 28 TO

REGISTRATION STATEMENT UNDER SECTION 6 OF

THE SECURITIES ACT OF 1933

AND SECTION 8(b) OF THE INVESTMENT COMPANY ACT OF 1940

FOR

NORTHWESTERN MUTUAL SERIES FUND, INC.

Exhibit	Description

(h)5	Updated Agreement to waive fees and reimburse expenses (on behalf of the T. Rowe Price Small Cap Value Portfolio, International Growth Portfolio, Capital Guardian Domestic Equity Portfolio and Asset Allocation Portfolio), dated April 27, 2006	Filed herewith

(h)6	Updated Agreement to waive fees and reimburse expenses (on behalf of the AllianceBernstein Mid Cap Value Portfolio, the Janus Capital Appreciation Portfolio and the T. Rowe Price Equity Income Portfolio), dated April 27, 2006	Filed herewith

(i)	Opinion and Consent of Counsel	Filed herewith

(j)	Consent of Independent Registered Public Accounting Firm	Filed herewith

(p)1(c)	T. Rowe Price Group, Inc. and Its Affiliates Code of Ethics and Conduct, effective February1, 2005	Filed herewith

(p)3(c)	Statement of Policy on Personal Securities Transactions Adopted by Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc., dated April 1, 2006	Filed herewith

(p)4(c)	Alliance Capital Management L.P. Code of Business Conduct and Ethics, dated October 2004 and revised May 2005	Filed herewith

(p)5(c)	The Capital Group Companies Code of Ethics, dated December 2005	Filed herewith

(p)6(c)	Franklin Templeton Investments Code of Ethics revised April 2005	Filed herewith

(p)7(d)	Janus Ethics Rules revised March 1, 2006	Filed herewith